                                                                   EXHIBIT 10.50

                      AMENDED AND RESTATED LOAN AGREEMENT,
                        dated as of December 24, 1997,


                                  by and among


                            MEDALLION FUNDING CORP.,


                           THE LENDERS PARTY THERETO,


                        FLEET BANK, NATIONAL ASSOCIATION
                             AS SWING LINE LENDER,
                   ADMINISTRATIVE AGENT AND COLLATERAL AGENT


                                      and


                              THE BANK OF NEW YORK
                             AS DOCUMENTATION AGENT


                                      with


                        FLEET BANK, NATIONAL ASSOCIATION
                                  AS ARRANGER

                               TABLE OF CONTENTS


ARTICLE 1. DEFINITIONS.........................................   1
     SECTION 1.1. Defined Terms................................   1
     SECTION 1.2. Other Definitional Provisions................  24

ARTICLE 2. AMOUNT AND TERMS OF REVOLVING CREDIT LOANS..........  25
     SECTION 2.1. Commitments and Loans........................  25
     SECTION 2.2. Revolving Credit, Term Loan and Swing Line
                  Notes........................................  27
     SECTION 2.3. Procedures Applicable to Borrowings and
                  Conversions..................................  31
     SECTION 2.4. Termination and Reduction of Aggregate
                  Revolving Credit Commitment..................  35
     SECTION 2.5. Prepayments..................................  36
     SECTION 2.6. Interest on Delinquent Payments..............  38
     SECTION 2.7. Increased Costs..............................  39
     SECTION 2.8. Existing Indebtedness; Existing Fees;
                  Existing Interest; Use of Proceeds...........  41
     SECTION 2.9. Payment on Non-Business Days.................  42
     SECTION 2.10. Term of Revolving Credit Commitments........  42
     SECTION 2.11. Funding Losses..............................  44
     SECTION 2.12. Alternate Rate of Interest..................  45
     SECTION 2.13. Changes In Legality.........................  45
     SECTION 2.14. Participations..............................  46
     SECTION 2.15. Commercial Paper Borrowings.................  46

ARTICLE 3. FEES AND PAYMENTS...................................  47
     SECTION 3.1. Fees.........................................  47
     SECTION 3.2. Payments.....................................  47
     SECTION 3.3. Taxes........................................  48

ARTICLE 4. REPRESENTATIONS AND WARRANTIES......................  49
     SECTION 4.1. Corporate Status.............................  50
     SECTION 4.2. Subsidiaries.................................  50
     SECTION 4.3. Location of Offices, Books and Records.......  50
     SECTION 4.4. Corporate Power; Authorization...............  50
     SECTION 4.5. Enforceable Obligations......................  51
     SECTION 4.6. No Violation of Agreements; Compliance with
                  Law..........................................  51
     SECTION 4.7. Agreements...................................  51
     SECTION 4.8. No Material Litigation.......................  51
     SECTION 4.9. Good Title to Properties.....................  52
     SECTION 4.10. Margin Regulations..........................  52
     SECTION 4.11. SBIC........................................  52

     SECTION 4.12. Investment Company..........................  52
     SECTION 4.13. Disclosure..................................  53
     SECTION 4.14. Taxes and Claims............................  53
     SECTION 4.15. Licenses and Permits........................  53
     SECTION 4.16. Consents....................................  54
     SECTION 4.17. Employee Benefit Plans......................  54
     SECTION 4.18. Financial Condition.........................  55
     SECTION 4.19. Environmental Laws, Etc.....................  55
     SECTION 4.20. Event of Default............................  55
     SECTION 4.21. Solvency....................................  56
     SECTION 4.22. Priority....................................  56
     SECTION 4.23. Advertising, Origination and Servicing
                   Activities..................................  56
     SECTION 4.24. Activities..................................  56

ARTICLE 5. CONDITIONS PRECEDENT................................  56
     SECTION 5.1. Conditions to Initial Revolving Credit Loan
                  and Initial Swing Line Loan..................  56
     SECTION 5.2. Conditions to All Revolving Credit and Term
                  Loans........................................  59

ARTICLE 6. AFFIRMATIVE COVENANTS...............................  60
     SECTION 6.1. Financial Statements and Other Information...  60
     SECTION 6.2. Taxes and Claims.............................  63
     SECTION 6.3. Insurance....................................  64
     SECTION 6.4. Books and Records............................  64
     SECTION 6.5. Properties in Good Condition.................  64
     SECTION 6.6. Inspection by the Banks......................  64
     SECTION 6.7. Pay Indebtedness to Agent and Perform Other
                  Covenants....................................  65
     SECTION 6.8. Compliance With Laws.........................  65
     SECTION 6.9. Notice of Certain Events.....................  65
     SECTION 6.10. Environmental Laws, Etc.....................  66
     SECTION 6.11. Further Assurances..........................  66
     SECTION 6.12. ERISA.......................................  67
     SECTION 6.13. Corporate Existence.........................  67
     SECTION 6.14. Maintenance of Security Interest............  67
     SECTION 6.15. Required Percentage of Medallion Loans......  67
     SECTION 6.16. Intentionally Omitted.......................  67

ARTICLE 7. FINANCIAL COVENANTS.................................  68
     SECTION 7.1. Minimum Tangible Net Worth...................  68
     SECTION 7.2. Maximum Liability Ratio......................  68
     SECTION 7.3. Minimum Net Finance Assets...................  68
     SECTION 7.4. Minimum Net Income to Interest Expense
                  Ratio........................................  68

ARTICLE 8. NEGATIVE COVENANTS...............................  68
     SECTION 8.1. Liens.....................................  69
     SECTION 8.2. Indebtedness..............................  70
     SECTION 8.3. Limitation on Loans and Investments.......  70
     SECTION 8.4. Limitation on Subsidiaries................  71
     SECTION 8.5. Restricted Payments.......................  71
     SECTION 8.6. Merger, Consolidation, Sale or Transfers
                  Assets....................................  71
     SECTION 8.7. Transfer of Proceeds......................  72
     SECTION 8.8. Compliance with ERISA.....................  72
     SECTION 8.9. Change in Business........................  72
     SECTION 8.10. Amendments of Agreements.................  72
     SECTION 8.11. Transactions with Affiliates.............  73
     SECTION 8.12. Negative Pledges.........................  73
     SECTION 8.13. Inconsistent Agreements..................  73
     SECTION 8.14. Capital Expenditures.....................  73
     SECTION 8.15. SBA Collateral...........................  73

ARTICLE 9. DEFAULTS AND REMEDIES............................  73
     SECTION 9.1. Events of Default.........................  73
     SECTION 9.2. Suits for Enforcement.....................  77
     SECTION 9.3. Rights and Remedies Cumulative............  77
     SECTION 9.4. Rights and Remedies Not Waived............  77
     SECTION 9.5. Further Payments..........................  77

ARTICLE 10. MISCELLANEOUS...................................  78
     SECTION 10.1. Collection Costs.........................  78
     SECTION 10.2. Modification and Waiver..................  79
     SECTION 10.3. GOVERNING LAW............................  80
     SECTION 10.4. Notices..................................  80
     SECTION 10.5. Accounting Terms.........................  81
     SECTION 10.6. Costs and Expenses; Indemnity............  81
     SECTION 10.7. WAIVER OF JURY TRIAL AND SETOFF..........  82
     SECTION 10.8. Captions.................................  83
     SECTION 10.9. Lien; Setoff by Banks....................  83
     SECTION 10.10. Security................................  84
     SECTION 10.11. Jurisdiction; Service of Process........  84
     SECTION 10.12. Benefit of Agreement....................  85
     SECTION 10.13. Counterparts............................  85
     SECTION 10.14. Interest................................  85
     SECTION 10.15. Attorneys' Fees.........................  86
     SECTION 10.16. Severability............................  87
     SECTION 10.17. Confidentiality.........................  87
     SECTION 10.18. Loss, Theft, Etc. of Notes..............  87

ARTICLE 11. AGENCY..........................................  88
     SECTION 11.1. Appointment and Actions..................  88
     SECTION 11.2. Independent Credit Decisions.............  91
     SECTION 11.3. Indemnification of Agent.................  91
     SECTION 11.4. Resignation and Succession...............  92

ARTICLE 12. SALES AND TRANSFERS.............................  93
     SECTION 12.1. Sales and Transfers......................  93
     SECTION 12.2. New Banks................................  96

       AMENDED AND RESTATED LOAN AGREEMENT, dated as of December 24, 1997, among MEDALLION FUNDING CORP., a New York corporation ("Borrower"), the banks that from time to time are signatories hereto (including Assignees (as hereinafter defined), collectively, the "Banks" and individually, a "Bank"), FLEET BANK, NATIONAL ASSOCIATION , as a Bank ("Fleet"), as swing line lender (the "Swing Line Lender"), as Arranger and as Administrative Agent and Collateral Agent for the Banks (including any successor, the "Agent") and The Bank of New York, as a Bank ("BONY") and as Documentation Agent for the Banks (including any successor, the "Documentation Agent").

       WHEREAS, the Borrower, the Agent and the Banks are parties to a Loan Agreement dated as of March 27, 1992 and such Loan Agreement was previously amended by Amendment One, Amendment Two, Amendment Three, Amendment Four, Amendment Five and Amendment Six thereto (as so previously amended, the "Prior Agreement"); and

       WHEREAS, the Borrower, the Agent, the Documentation Agent, the Banks and the Swing Line Lender desire to amend and restate in its entirety the Prior Agreement and make further changes thereto, upon the terms and subject to the conditions set forth herein;

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


  ARTICLE 1.  DEFINITIONS

       SECTION 1.1.  Defined Terms.
                     -------------

       As used in this Agreement, the terms defined in the recitals hereto shall have the respective meanings ascribed thereto in said recitals and the following terms shall have the following respective meanings:

       "Accumulated Funding Deficiency" shall have the meaning set forth in
        ------------------------------
  Section 302 of ERISA.

       "Additional Commitment Amount" shall have the meaning set forth in
        ----------------------------
  Section 12.2 hereof.

       "Adjusted Aggregate Revolving Credit Commitment" shall mean the Aggregate
        ----------------------------------------------
  Revolving Credit Commitment, less, at the time of determination, the aggregate principal balance of all CP Debt.

       "Adjusted LIBO Rate" shall mean, with respect to any Interest Period
        ------------------
  applicable to any LIBO Rate Loan, the rate of interest per annum, as determined by the Agent, equal to the quotient (rounded to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of 1.00%, then to the next higher 1/100 of 1.00%) obtained by dividing the LIBO Base Rate by an amount equal to the result obtained by subtracting the Eurodollar Reserve Percentage (expressed as a decimal) from 1.00. The Adjusted LIBO Rate shall be adjusted automatically on and as of the opening of business on the effective date of any change in the Eurodollar Reserve Percentage.

       "Affiliate" shall mean any Person which, directly or indirectly, controls
        ---------
  or is controlled by or is under common control with any other Person and, without limiting the generality of the foregoing, shall include any Person who
  (a) beneficially owns or holds 20% or more of the Voting Interests of such other Person (determined either by number of shares or number of votes) or (b) is an associate (as such term is defined in Rule 405 of the Securities Act of 1933, as in effect on the Effective Date) of such other Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

       "Agent Payment Office" shall mean with respect to all amounts owing under
        --------------------
  the Loan Documents, initially, the office, branch, affiliate, or correspondent bank of the Agent designated as its "Payment Office" below its signature to this Agreement and, thereafter, such other office, branch, affiliate, or correspondent bank thereof as it may from time to time designate in writing as such to the Borrower, the Swing Line Lender and each Bank.

       "Aggregate Revolving Credit Commitment" shall mean $195,000,000, as the
        -------------------------------------
  same may be reduced, terminated or increased from time to time pursuant to Sections 2.4, 2.10, 9.1 or 12.2 hereof.

       "Agreement" shall mean this Amended and Restated Loan Agreement, as the
        ---------
  same may be amended and supplemented from time to time.

       "Amount" shall mean, with respect to any Loan, the principal amount of,
        ------
  plus all accrued and unpaid interest on, and all other amounts due in respect of, such Loan.

       "Applicable Commitment Percentage" means, for any Payment Period (as
        --------------------------------
  defined under Pricing Level), the respective rates indicated below opposite the applicable Pricing Level indicated below for such Payment Period (or as provided in the final paragraph of this definition, for part of a Payment Period):

                                                Applicable
                                                ----------
       Pricing Level                       Commitment Percentage
       -------------                       ---------------------

            1                                      0.150%

            2                                      0.175%

            3                                      0.20%

       Subject to and in accordance with the final paragraph of this definition, the Applicable Commitment Percentage shall be effective for each Payment Period (or in the circumstances described in the final paragraph of this definition, such portion of a Payment Period) whether or not such Payment Period coincides with the period pursuant to which such Commitment Fee was payable.

       Anything in this Agreement to the contrary notwithstanding, the Applicable Commitment Percentage for a Payment Period shall be the highest rate provided for above if the certificate of a Financial Officer of the Borrower shall not be delivered when required by Section 6.1(f) with respect to the portion of such Payment Period to which such certificate relates).

       "Applicable LIBO Margin" means, for any Payment Period (as defined under
        ----------------------
  Pricing Level), the respective rates indicated below for Revolving Credit Loans and Term Loans which are LIBO Rate Loans opposite the applicable Pricing Level indicated below for such Payment Period (or as provided in the final paragraph of this definition, for part of a Payment Period):

                                      Applicable LIBO Margin
                                      -----------------------
       Pricing Level                       (% per annum)
       -------------                       -------------

            1                                   0.95%

            2                                   1.05%

            3                                   1.15%

  ; provided, that, upon Borrower obtaining both its D-2 Rating from Duff & Phelps and its F-2 Rating from Fitch Investor's Services, then the Applicable LIBO Margin shall decrease by 15 basis points at each Pricing Level and shall be the respective rates indicated below for Revolving Credit Loans and Term Loans which are LIBO Rate Loans opposite the applicable Pricing Level indicated below for such Payment Period (or as provided in the final paragraph of this definition, for part of a Payment Period):

                                      Applicable LIBO Margin
                                      -----------------------
       Pricing Level                       (% per annum)
       -------------                       -------------

            1                                   0.80%

            2                                   0.90%

            3                                   1.00%

  ; provided, further, that, at any time Borrower fails to retain both of such ratings, the Applicable LIBO Margin shall increase by 15 basis points at each Pricing Level and shall be the respective rates indicated in the first chart in this definition for Revolving Credit Loans and Term Loans which are LIBO Rate Loans opposite the applicable Pricing Level indicated in such chart for such Payment Period (or as provided in the final paragraph of this definition, for part of a Payment Period).

       Subject to and in accordance with the final paragraph of this definition, the Applicable LIBO Margin shall be effective for each Payment Period (or in the circumstances described in the final paragraph of this definition, such portion of a Payment Period) whether or not such Payment Period coincides with an Interest Period for a LIBO Rate Loan.

       Anything in this Agreement to the contrary notwithstanding, the Applicable LIBO Margin for a Payment

  Period shall be the highest rate provided for above if the certificate of a Financial Officer of the Borrower shall not be delivered when required by
  Section 6.1(f) with respect to the portion of such Payment Period to which such certificate relates).

       "Assignee" or "Assignees" shall have the meaning set forth in Section
        --------      ---------
  12.2 hereof.

       "Assignment" or "Assignments" shall have the meaning set forth in Section
        ----------      -----------
  12.2 hereof.

       "Assignor" or "Assignors" shall have the meaning set forth in Section
        --------      ---------
  12.2 hereof.

       "Authorized Representative" shall mean, with respect to Borrower, its
        -------------------------
  president, vice president or chief financial officer, or any other officer of Borrower designated as such from time to time by Borrower in a written notice to the Agent, accompanied by an incumbency certificate with specimen signature included.

       "Banking Day" shall mean any Business Day on which dealings in deposits
        -----------
  in Dollars are transacted in the London interbank market.

       "Board" shall mean the Board of Governors of the Federal Reserve System.
        -----

       "Borrowing Base Certificate" shall mean a certificate substantially in
        --------------------------
  the form of Exhibit I hereto.
              ---------

       "Borrower Financing Statements" shall mean financing statements approved
        -----------------------------
  for filing in accordance with the Uniform Commercial Code, and all other titles, certificates, assignments and other documents, including, but not limited to, the Mortgage Assignments, that the Agent or any Bank may require to perfect the security interests to be granted under the Security Agreement.

       "Borrower Security Agreement" shall mean the Borrower Security Agreement
        ---------------------------
  dated March 27, 1992, as amended and restated by the Amended and Restated Borrower Security Agreement, dated the Effective Date, between Borrower and the Agent for the benefit of the Banks, the Swing Line Lender and the CP Holders, substantially in the form of Exhibit F hereto, as the same may be
                                        ---------
  amended or supplemented from time to time.

       "Business Day" shall mean any day other than a Saturday, Sunday or other
        ------------
  day on which the Agent is not open for business at its offices set forth in this Agreement.

       "Capital Stock" with respect to any corporation, shall mean common stock,
        -------------
  preferred stock, and any and all shares or other equivalents (however designated) of any other corporate stock, of such corporation.

       "Change of Control" shall mean any event, circumstance or condition,
        -----------------
  including without limitation, by reason of death, disability, incapacity, removal, resignation, or failure to be elected, that results in any two of the Key Executives ceasing to be on the Board of Directors of, and/or executive officers (which shall mean the President, any Vice President, Chief Executive Officer, Chief Operating Officer or Chief Financial Officer) of, the Borrower.

       "Code" shall mean the Internal Revenue Code of 1986, and all rules and
        ----
  regulations promulgated pursuant thereto, as the same may be amended or supplemented from time to time.

       "Code Section 4975" shall mean, at any date, Section 4975 of the Code.
        -----------------

       "Collateral" shall mean and include the assets, property or interests in
        ----------
  property of whatever nature whatsoever, real, personal or mixed, tangible or intangible, of Borrower securing the Revolving Credit Loans, Swing Line Loans or Term Loans and all other property and interests in personal property that shall, from time to time, secure the Revolving Credit Loans, Swing Line Loans or Term Loans.

       "Collateral Account" shall have the meaning set forth in the Borrower
        ------------------
  Security Agreement.

       "Commercial Loans" shall mean Loans that are secured in whole or in part
        ----------------
  by real property and that are not Medallion Loans.

       "Commercial Paper" shall mean any and all commercial paper issued by the
        ----------------
  Borrower from time to time pursuant to a Commercial Paper Dealer Agreement and a Paying Agency Agreement.

       "Commercial Paper Dealer Agreement" shall mean one or more commercial
        ---------------------------------
  paper dealer agreements between the Borrower and a dealer for the issuance and sale of Commercial Paper by the Borrower, as the same shall be amended from time to time, each as approved by the Agent and the Required Banks.

       "Commitment Fee" shall mean the fee required to be paid pursuant to
        --------------
  Section 3.1 hereof.

       "CP Debt" shall mean all Indebtedness from the Borrower to the CP Holders
        -------
  from time to time outstanding.

       "CP Holders" shall mean the holders from time to time of outstanding
        ----------
  Commercial Paper issued by the Borrower.

       "Default" shall mean any of the events specified in Section 9.1 hereof,
        -------
  whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

       "Default Rate" shall have the meaning set forth in Section 2.6 hereof.
        ------------

       "Distressed Person" shall mean any Person (a) that files a petition or
        -----------------
  seeks relief under or takes advantage of any insolvency law; makes an assignment for the benefit of its creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or of the whole or substantially all of its property; files a petition or an answer to a petition under any chapter of the United States Bankruptcy Code, as amended (11 U.S.C. (S) 101 et seq.), or files a petition or seeks
                                      -------
  relief under or takes advantage of any other similar law or statute of the United States of America, any state thereof or any foreign country; or

            (b) as to which a court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of such Person or of the whole or substantially all of its property, or enters an order for relief against such Person in any case commenced under any chapter of the United States Bankruptcy Code, as amended, or grants relief under any other similar law or statute of the United States of America, any state thereof or any foreign country; or as to which, under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession of such Person or of the whole or substantially all of its property; or as to which there is commenced against such Person any proceeding for any of the foregoing relief or as to which a petition is filed against such Person under any chapter of the United States Bankruptcy Code, as amended, or under any other similar law or statute of the United States of America or any state thereof or any foreign country and such proceeding or petition remains undismissed for a period of 60 days; or as to which such Person by any act indicates its consent to approval of or acquiescence in any such proceeding or petition.

       "Dividends" shall mean, for the most recently completed four fiscal
        ---------
  quarters of the Borrower, the sum of all paid and accrued and unpaid cash dividends on Capital Stock plus any paid and accrued and unpaid repurchase or redemption for cash of Capital Stock.

       "Dollars" and "$" shall mean dollars in lawful currency of the United
        -------       -
  States of America.

       "Domestic Investment" shall mean an Investment in respect of a Person
        -------------------
  which is a resident of the United States or a Person (other than a Governmental Authority) organized or qualified under the laws of any State, excluding any Domestic Investment that is a Portfolio Purchase.

       "Domestic Loan" shall mean a Loan that is denominated and payable only in
        -------------
  Dollars, the Person in respect of which is a resident of the United States or a Person (other than a Governmental Authority) organized or qualified under the laws of any State.

       "Edwards Debt" shall mean the outstanding amount which, once the Merger
        ------------
  is effective, shall be owed by the Borrower to the SBA under the following notes, originally given by Edwards Capital Corp., a Delaware Corporation, to the SBA, namely: a debenture dated June 8, 1988, in the original principal amount of $3,000,000; two debentures dated September 23, 1992, in the original principal amount of $3,500,000 and $6,050,000, respectively; a debenture dated June 29, 1994, in the original principal amount of $4,600,000; and a debenture dated September 28, 1994, in the original principal amount of $5,100,000.

       "Effective Date" of this Agreement shall mean the date on which (i)
        --------------
  counterparts of this Agreement executed and delivered by the parties hereto shall have been received by the Agent and (ii) the conditions precedent set forth in Article V hereto shall have been satisfied or waived in writing by all of the Banks.

       "Eligible Commercial Loan" shall mean any Commercial Loan that satisfies
        ------------------------
  the Eligibility Requirements and (a) that is secured by Eligible Real Estate and (b) that is made to a Person that is an ongoing business concern.

       "Eligible Medallion Loan" shall mean any Medallion Loan that satisfies
        -----------------------
  the Eligibility Requirements and that is secured by Medallion Rights.

       "Eligible Loans" shall mean any Loan that constitutes or comprises either
        --------------
  an Eligible Medallion Loan or Eligible Commercial Loan or both.

       "Eligible Real Estate" shall mean Real Property in which a mortgage
        --------------------
  interest has been obtained (and continuously maintained) by Borrower to secure the obligations of such Person under a Loan by Borrower to such Person, or in the case of such beneficial owner, to secure a guaranty which shall have been made by such beneficial owner guaranteeing the Loan.

       "Eligibility Requirements" with respect to any Loan, shall mean the
        ------------------------
  following requirements:

            (a) such Loan is made to, and is a recourse obligation of, the Person to whom such Loan is made,

            (b) such Loan is a Domestic Loan,

            (c) such Loan is in compliance with the SBI Act and all SBA Regulations promulgated thereunder and, after giving effect to such Loan, Borrower and its business and operations taken as a whole, is in compliance with the SBI Act and all SBA Regulations promulgated thereunder,

            (d) such Loan is pledged in accordance with Section 2.1 of the Borrower Security Agreement,

            (e) the representations, warranties and covenants contained in
  Section 4.1 of the Borrower Security Agreement are true and correct, and have been complied with, with respect to such Loan, and

            (f) the Agent, on behalf of the Banks, has a perfected, first priority security interest in such Loan.

       "Equipment" shall mean all machinery, equipment, fixtures, vehicles,
        ---------
  office equipment, furniture, furnishings, inventories, supplies, computer equipment, and all other equipment whatsoever, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the UCC and all products, profits, rents and proceeds of any of the foregoing; all whether now owned or hereafter created or acquired.

       "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
        -----
  as amended from time to time.

       "ERISA Affiliate" shall mean an entity, whether or not incorporated,
        ---------------
  which controls, is controlled by, or is under common control with, Borrower within the meaning of Section 4001 of ERISA.

       "ERISA Termination Event" shall mean (i) a Reportable Event, (ii) the
        -----------------------
  withdrawal of Borrower or any of its ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC, or (v) any other event or condition which might constitute grounds under
  Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

       "Eurodollar Reserve Percentage" shall mean, with respect to the
        -----------------------------
  calculation of the Adjusted LIBO Rate for any Interest Period, the percentage (expressed as a decimal) that is in effect on the date such calculation is made, as prescribed by the Board for determining the maximum reserve requirement (including without limitation any basic, marginal, special, supplemental or emergency reserves and determined without benefit of any credits for proration, exceptions, or offsets that may be available from time to time) for a member bank of the Federal Reserve System applicable to Eurocurrency funding by such member bank, currently referred to as "Eurocurrency liabilities" in Regulation D of the Board (or in respect of any other category of liabilities, which includes deposits by reference to which the interest rate on LIBO Rate Loans is determined, or any category of extensions of credit or other assets, including loans by a non-United States office of any Bank to United States residents).

       "Event of Default" shall mean any of the events specified in Section 9.l
        ----------------
  hereof.

       "Existing Fees" shall mean, with respect to the Existing Indebtedness and
        -------------
  the Prior Agreement, all facility fees and other amounts (other than principal and interest) payable in connection therewith that have accrued and remain unpaid as of the Effective Date.

       "Existing Indebtedness" shall mean, as to any Bank, the aggregate amount
        ---------------------
  of Revolving Credit Loans made by such Bank under or pursuant to the Prior Agreement which remain outstanding as of the Effective Date and as to all the Banks, the aggregate amount of Revolving Credit Loans made by all the Banks under or pursuant to the Prior Agreement which remain outstanding as of the Effective Date.

       "Existing Interest" shall mean, with respect to the Existing Indebtedness
        -----------------
  and the Prior Agreement, all interest payable in connection therewith that has accrued and remains unpaid as of the Effective Date.

       "Exposure Percentage" shall mean as of any date and with respect to the
        -------------------
  Swing Line Lender or any Bank, as the case may be, a fraction the numerator of which is the Exposures on such date of the Swing Line Lender or such Bank, as applicable, and the denominator of which is the aggregate Exposures on such date of the Swing Line Lender and all Banks.

       "Exposures" shall mean, as of any date, with respect to the Swing Line
        ---------
  Lender or any Bank, as the case may be, and, as the context requires, the Revolving Credit Loans, Swing Line Loans and/or Term Loans (each a "Loan Type"), an amount equal to (i) the outstanding principal amount on such date of all loans of such Loan Type owed to such Bank, plus (ii) with respect to
                                                    ----
  the Swing Line Lender only and only when the Loan Type is a Swing Line Loan, the excess of (a) the outstanding principal amount on such date of all Swing Line Loans, over (b) all payments made to the Swing Line Lender by the Borrower and the Banks in repayment thereof or participation therein, as the case may be, plus (iii) with respect to each Bank, the excess of (a) the
               ----
  aggregate sum of all payments by such Bank in participation of the Swing Line Loans, over (b) all reimbursements of such Bank in respect thereof.

       "Fair Market Value" with respect to Eligible Real Estate, shall mean the
        -----------------
  fair market value thereof as reasonably determined by Borrower and not objected to in writing by, and in the sole and absolute discretion of, the Agent or the Required Banks, and after deducting therefrom the principal of, interest on and all other amounts due in respect of, any Indebtedness secured by any mortgage in favor of any Person other than the Agent for the benefit of the Banks on such Eligible Real Estate or any portion thereof.

       "Federal Funds Rate" shall mean, for any day, a rate per annum (expressed
        ------------------
  as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that, (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by the Agent.

       "Fee Letter" shall mean that certain letter agreement between the
        ----------
  Borrower and the Agent dated as of December 22, 1997.

       "Fixed Rate Loan shall mean any LIBO Rate Loan and/or any Negotiated Rate
        ---------------
  Loan.

       "GAAP" shall mean generally accepted accounting principles in the United
        ----
  States of America as in effect from time to time.

       "Governmental Authority" shall mean any nation or government, any state
        ----------------------
  or other political subdivision thereof and any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through ownership of Capital Stock or otherwise) by any of the foregoing.

       "Hazardous Materials" shall mean and include, without limitation,
        -------------------
  gasoline, petroleum products, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by any Federal, state or local environmental law, ordinance, rule or regulation.

       "Indebtedness" of a Person shall mean and include, without duplication,
        ------------
  (i) all items which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness of such Person is to be determined, other than dividends on Capital Stock declared but not paid to the extent such dividends are not Restricted Payments, (ii) any liability secured by any Lien on property owned or acquired by such Person, whether or not such liability shall have been assumed by such Person, and (iii) guaranties, endorsements (other than for collection in the ordinary course of business), reimbursement obligations in respect of undrawn letters of credit and other contingent obligations of such Person in respect of the obligations of others.

       "Independent Public Accountants" shall mean Arthur Andersen & Co. or such
        ------------------------------
  other firm of independent certified public accountants selected by Borrower and satisfactory to the Required Banks.

       "Initial Revolving Credit Loan" shall mean the Revolving Credit Loan or
        -----------------------------
  Loans made by the Banks to Borrower on the Effective Date.

       "Initial Term" shall mean the period from and including the Effective
        ------------
  Date to and including June 30, 1999.

       "Instrument of Adherence" shall have the meaning set forth in Section
        -----------------------
  12.2 hereof.

       "Intercreditor Agreement" shall mean that certain intercreditor agreement
        -----------------------
  entered into between the SBA and the Agent, on behalf of the Banks, the Swing Line Lender and the CP Holders, substantially in the form of Exhibit G hereto,
                                                               ---------
  and as such agreement is amended form time to time, with the consent of the Agent and the Required Banks.

       "Interest Expense" shall mean, for any period, all interest paid or
        -----------------
  scheduled to be paid (including amortization of original issue discount and non-cash interest payments or accruals and the interest component of leases that, in accordance with GAAP, are capitalized leases) by Borrower or any of its Subsidiaries during such period on Indebtedness of Borrower or any of such Subsidiaries (determined on a consolidated basis).

       "Interest Period" shall have the meaning set forth in Section 2.2(d)
        ---------------
  hereof.

       "Investment" in any Person shall mean any loan, advance, or extension of
        ----------
  credit to or for the account of; any guaranty, endorsement or other direct or indirect contingent liability in connection with the obligations, Capital Stock or dividends of; any ownership, purchase or acquisition of any assets, business, Capital Stock, obligations or securities of; or any other interest in or capital contribution to; such Person, but shall not include (a) any Loan and (b) any Investment permitted by Section 8.14 hereof.

       "Key Executive" shall mean the individuals listed on Schedule II hereto
        -------------
  and each of their respective successors as an executive officer (which shall mean the President, any Vice President, Chief Executive Officer, Chief Operating Officer or Chief Financial Officer) or director of Borrower, provided that such successor, prior to becoming an executive officer or director, is satisfactory to the Required Banks. Immediately upon receipt of such approval, Schedule II hereto shall be deemed automatically amended to substitute such approved successor for his or her predecessor as a Key Executive.

       "LIBO Base Rate" shall mean, with respect to any Interest Period, the
        --------------
  rate reported by the Agent as the rate per annum (rounded to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of 1.00%, then to the next higher 1/100 of 1.00%) at which deposits in Dollars are offered by Fleet or any of its Affiliates to prime commercial banks in the London interbank market at approximately 11:00 a.m., prevailing New York time (or as soon thereafter as practicable), or, if Fleet is not making offers in the London interbank market, at a rate quoted as "London Eurodollar deposits 11:00 hours offered side," currently shown on Telerate Page 3750 or subsequent page, or if such quotation is no longer available, such other similar quotation for Eurodollar deposits as the Agent and the Borrower reasonably agree, on the second Banking Day prior to the commencement of such Interest Period, in an amount comparable to the principal amount of the LIBO Rate Loan and having a scheduled maturity comparable to such Interest Period (as set forth in the Loan Request) for delivery in immediately available funds on the first day of such Interest Period.

       "LIBO Rate Loan" shall mean a Revolving Credit Loan or Term Loan bearing
        --------------
  interest during an Interest Period applicable to such Revolving Credit Loan or Term Loan at a fixed rate of interest determined by reference to the Adjusted LIBO Rate plus the applicable margin as specified in Section 2.2(c)(i), in the case of a Revolving Credit Loan and as specified in Section 2.2(c)(iii) in the case of a Term Loan.

       "Lien" shall mean any interest in property securing an obligation owed to
        ----
  a Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's, carriers' and other similar encumbrances, affecting property.

       "Loan" shall mean any loan or advance made in the ordinary course of
        ----
  business by Borrower to or for the account of any client or customer of Borrower, which loan, advance or extension of credit is permitted pursuant to the terms of this Agreement. Any loan, advance or extension of credit made at a different point in time than another loan, advance or extension of credit shall be deemed to be separate and distinct Loans.

       "Loan Documents" shall mean and include this Agreement, the Revolving
        --------------
  Credit Notes, the Term Notes, the Swing Line Note, the Borrower Security Agreement, the Intercreditor Agreement and the Borrower Financing Statements.

       "Loan Request" shall mean a request for one or more Revolving Credit
        ------------
  Loans or Swing Line Loans or for the continuation or conversion of any Revolving Credit Loan or Term Loan, substantially in the form of Exhibit E
                                                                   ---------
  hereto, executed by an Authorized Representative on behalf of the Borrower.

       "Material Adverse Effect" shall mean, with respect to an event, action or
        -----------------------
  condition affecting any Person, or any of its properties or revenues, an event, action or condition that would (i) adversely affect the validity or enforceability of, or the authority of such Person to perform its obligations under, any of the Loan Documents to which it is a party, or (ii) materially adversely affect the business, operations, assets or condition (financial or otherwise) of such Person or the ability of such Person to perform its obligations under any of the Loan Documents to which it is a party or (iii) materially adversely affect the value of the Collateral. Unless the context otherwise requires, any reference to Material Adverse Effect shall mean and refer to a Material Adverse Effect with respect to Borrower.

       "Maturity" shall have the meaning set forth in Section 2.2(b) hereof.
        --------

       "Maximum SBA Collateral" shall mean the aggregate outstanding principal
        ----------------------
  balance of Eligible Commercial Loans equal to 120% of the SBA Secured Debt;

  provided, that, such amount may be increased by an amount not to exceed the
  --------  ----
  lesser of (i) $200,000, or (ii) an amount necessary to include all, as opposed to part, of any particular Eligible Commercial Loan within the SBA Collateral.

       "Medallion" shall mean the metal plate which displays the license number
        ---------
  of a licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine Commission, or by any other similar Governmental Authority for a jurisdiction other than New York City charged with the authority to issue licenses for the operation of Taxicabs.

       "Medallion Financial" shall mean Medallion Financial Corporation, a
        -------------------
  Delaware corporation.

       "Medallion Loans" shall mean Loans secured in whole or in part by
        ---------------
  Medallion Rights.

       "Medallion Rights" shall mean all license, operating and/or subscription
        ----------------
  rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallions, and all renewals thereof, in which a perfected security interest has been obtained by Borrower to secure the Loan made by Borrower to such Person, and assigned to the

  Agent, for the benefit of the Banks, pursuant to the Borrower Security Agreement.

       "Merger" shall mean the merger of Edwards Capital Corp. and
        ------
  Transportation Capital Corp. with and into the Borrower.

       "Minimum Asset Coverage" shall mean, at any time, 120% of the aggregate
        ----------------------
  unpaid balance of all Senior Debt at such time.

       "Multiemployer Plan" shall mean a Plan that is a multiemployer plan as
        ------------------
  defined in Section 4001(a)(3) of ERISA.

       "Negotiated Rate" shall mean with respect to each Swing Line Loan, the
        ---------------
  rate per annum equal to, (i) at all times during the period, if any, commencing on the date of delivery of a notice of an Event of Default by the Agent to the Banks with respect to such Swing Line Loan and terminating on the date on which such Event of Default shall no longer be continuing, the Prime Rate, and (ii) at all other times, the rate agreed to by the Borrower and the Swing Line Lender in accordance with Section 2.2(c)(ii) as the interest rate that such Swing Line Loan shall bear.

       "Negotiated Rate Loan" shall mean any Swing Line Loan that bears interest
        --------------------
  at a Negotiated Rate.

       "Net Finance Assets" shall mean, as of any date of calculation, an amount
        ------------------
  equal to the sum of:

            (i) cash and Short Term Investments shown on Borrower's balance sheet as of such date, plus
                              ----

            (ii) the aggregate outstanding principal balances of, plus accrued interest on, all Eligible Medallion Loans and Eligible Commercial Loans shown on Borrower's balance sheet as of the most recent fiscal quarter, minus
       -----

            (iii) all loan loss and other similar reserves shown on Borrower's balance sheet as of the most recent fiscal quarter, minus
                                                           -----

            (iv) the portion, if any, of the Loans and accrued interest described in (ii) above that Borrower, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing and for which it has not made appropriate credits to the reserves described in (iii) above, minus
                                          -----

            (v) the portion, if any, of the Eligible Loans and accrued interest described in (ii) above which are more than 60 days past due, minus
                                                                     -----

            (vi) the aggregate outstanding principal of, plus accrued interest on, the SBA Collateral;

  provided, that, if all or any part of any Loan would be excluded under any of
  --------  ----
  the provisions set forth above, then the entire outstanding principal amount of, plus accrued interest on, such Loan shall be excluded.

       "Net Income" shall mean, for any period, the gross revenues of Borrower,
        ----------
  less (i) all realized and unrealized gains and losses on investments, (ii) all changes in loan loss reserve and (iii) all operating and nonoperating expenses (including, without limitation, Interest Expense and all fees and commissions, however designated, payable for management, administrative, or other services) of Borrower for such period, derived in the ordinary course of its business, including all charges of a proper character (including current and deferred taxes on income, provision for taxes on income, and current additions to loan loss and other reserves), all determined on a basis consistent with prior years.

       "New Bank" shall have the meaning set forth in Section 12.2 hereof.
        --------

       "1940 Act" shall mean the Investment Company Act of 1940, as amended.
        --------

       "Note(s)" or "Revolving Credit Note(s)" or "Swing Line Note(s)" or "Term
        -------      ------------------------      ------------------      ----
  Notes" shall mean the promissory note(s) of Borrower referred to in Sections
  -----
  2.2 and 12.2 hereof and shall include any replacement(s) therefor issued pursuant to Sections 10.18 or 12.1 hereof.

       "Participant" or "Participants" shall mean any Person, including a Bank,
        -----------      ------------
  that pursuant to the terms of this Agreement, buys a participation in any of the Indebtedness owing in connection with the Loan Documents.

       "Paying Agency Agreement" shall mean one or more issuing and paying
        -----------------------
  agency agreements between the Borrower and a Paying Agent providing for the issuance of Commercial Paper by the Borrower, as the same shall be amended from time to time, each as approved by the Agent and the Required Banks in accordance with the terms of this Agreement.

       "Paying Agent" shall mean one or more paying agents acting as paying
        ------------
  agent under a Paying Agency Agreement with the Borrower.

       "Payments" shall have the meaning set forth in Section 3.2 hereof.
        --------

       "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any
        ----
  successor thereto.

       "Percentage" of each Bank shall mean, at any particular time, the
        ----------
  percentage designated as such for such Bank on Exhibit A hereto, as adjusted
                                                 ---------
  from time to time pursuant to Section 12.1(d) hereof.

       "Permitted Debt" shall mean all SBA Secured Debt and all unsecured
        --------------
  Indebtedness of Borrower owed to Permitted Lenders and all CP Debt.

       "Permitted Lenders" shall mean the SBA and the financial institutions
        -----------------
  approved from time to time by the Required Banks, which approval shall not be unreasonably withheld.

       "Permitted Liens" shall having the meaning set forth in Section 8.1
        ---------------
  hereof.

       "Person" or "person" shall mean any individual, partnership, firm,
        ------      ------
  corporation, association, joint venture, trust or other entity, or any Governmental Authority.

       "Plan" shall mean, at any particular time, any employee benefit plan
        ----
  which is covered by ERISA and in respect of which Borrower or an ERISA Affiliate is (or, if such plan were terminated at such time, under Section 4069 of ERISA would be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

       "Portfolio Purchase" shall mean with respect to any fiscal year of the
        ------------------
  Borrower, an Investment which, in any one instance, or with respect to all such purchases in the aggregate, results or would result in the Borrower acquiring Loans, whether for cash, pursuant to financing or otherwise, with an aggregate outstanding principal balance of $1,000,000 or more in such fiscal year.

       "Pricing Level" means, for any Payment Period (as defined below), the
        -------------
  respective Pricing Level indicated below opposite the applicable Debt-Equity Ratio indicated below for such Payment Period (or as provided in the final paragraph of this definition, for part of a Payment Period):

       Range of
       Debt-Equity Ratio                             Pricing Level
       -----------------                             -------------

  Less than 2.0 to 1                                        1

  Greater than or equal to 2.0
  but less than 3.0 to 1                                    2

  Greater than or equal to 3.0 to 1                         3

       For purposes hereof, a "Payment Period" means (i) initially, the period
                               --------------
  commencing on the Effective Date to but not including the fifth Business Day after the earlier of January 30, 1998, or the date of the actual receipt by the Agent of the certificate required to be delivered by the Borrower on or before such date pursuant to Section 6.1(f) and (ii) thereafter, the period commencing on the day immediately succeeding the last day of the prior Payment Period to but not including the fifth Business Day after the earlier of the due date of the next certificate required to be delivered by the Borrower to the Agent pursuant to Section 6.1(f) or the date of the actual receipt by the Agent of such certificate.

       The Debt-Equity Ratio for any Payment Period shall be determined in connection with the certificate required to be delivered to the Agent pursuant to Section 6.l(f) setting forth, among other things, a calculation of the ratio of Total Liabilities less accrued Dividends to Tangible Net Worth (the "Debt-Equity Ratio") as at the last day of the fiscal quarter immediately preceding such Payment Period (i.e, the Debt-Equity Ratio for the Payment
                                 ---
  Period scheduled to commence on the fifth Business Day after the earlier of January 30, 1998 or the date of the actual receipt by the Agent of the certificate required to be delivered by the Borrower on or before such date pursuant to Section 6.1(f), shall be determined on the basis of the Debt-Equity Ratio as at December 31, 1997, the Debt-Equity Ratio for the next succeeding Payment Period shall be determined on the basis of the Debt- Equity Ratio as at March 31, 1998, and so forth), each of which certificates shall be delivered together with the financial statements for the fiscal quarter on which such calculation is based; provided, that, in the case of the initial Payment Period the calculation shall be based on the Debt-Equity calculation set forth in the certificate delivered by Borrower to the Banks on or prior to the Effective Date with respect to the fiscal quarter ending September 30, 1997.

       "Prime Rate" shall mean the annual rate of interest designated by Fleet
        ----------
  from time to time as its "prime rate" in effect at its principal office. The Prime Rate is determined as a means of pricing for United States based customers and is not directly fixed to any external rate of interest or index, nor is it necessarily the lowest rate of interest charged by Fleet at any given time for any particular class of customers or credit extensions.

       "Prime Rate Loan" shall mean, as of any date of determination, a
        ---------------
  Revolving Credit Loan or Term Loan bearing interest, as of such date of determination, at a variable rate of interest determined by reference to the Prime Rate.

       "Principal Payments" shall have the meaning set forth in Section 2.5(b)
        -------------------
  hereof.

       "Prohibited Transaction" shall have the meaning set forth in Section 406
        ----------------------
  of ERISA or Code Section 4975.

       "Property" shall mean all Equipment, Real Property or other real or
        --------
  personal property, tangible or intangible, owned or operated by Borrower.

       "Real Property" shall mean real property of a Person or an ultimate
        -------------
  beneficial owner of such Person or machinery or Equipment of such Person or beneficial owner forming a part of, or affixed to, such real property.

       "Reportable Event" shall mean any of the events set forth in Section
        ----------------
  4043(b) of ERISA, other than those events as to which the 30-day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. 2615.

       "Renewal Term" shall have the meaning set forth in Section 2.10(b)
        ------------
  hereof.

       "Required Banks" shall mean, as of any date of determination, the Agent
        --------------
  and such Bank or Banks as have Revolving Credit Commitments or Term Loans outstanding in excess of 51% of the sum of the Aggregate Revolving Credit Commitment plus all Term Loans then outstanding.

       "Restricted Investment" shall mean any Investment, to the extent it does
        ---------------------
  not constitute a Short Term Investment.

       "Restricted Payment" shall mean, with respect to Borrower, any of the
        -------------------
  following when paid (or when the proceeds of which are paid) to any Person during the continuance of any Default or Event of Default: (i) the payment of any dividend on or any distribution in respect of any Capital Interests of Borrower (other than the payment of Dividends required to be paid in order to avoid the imposition of income taxes pursuant to the Code, or, for so long as Borrower is a registered investment company under the 1940 Act, the payment of such Dividends as may be required by the 1940 Act), (ii) any defeasance, redemption, repurchase or other acquisition or retirement for value prior to scheduled maturity of any Indebtedness ranked pari passu or subordinate in
                                                ---- -----
  right of payment to the Revolving Credit Notes, Swing Line Note or the Term Notes or of any Indebtedness having a maturity date subsequent to the maturity of the Revolving Credit Notes, Swing Line Note or the Term Notes (other than Permitted Debt), (iii) the redemption, repurchase, retirement or other acquisition of any Capital Stock of Borrower or of any warrants, rights or options to purchase or acquire any Capital Stock of Borrower, (iv) any expenditure or the incurrence of any liability to make any expenditure for any Restricted Investment, (v) the payment of any principal of, interest on, or any amounts due in respect of, any Indebtedness not permitted by Section 8.2 hereof, and (vi) the payment of any principal of, or interest on, or any other amounts due in respect of, any Subordinated Debt.

       "Revolving Credit Commitment" of a Bank shall mean, as of any date of
        ---------------------------
  calculation, an amount equal to the product of such Bank's Percentage times the Aggregate Revolving Credit Commitment.

       "Revolving Credit Commitment Period" at any date shall mean with respect
        ----------------------------------
  to any Bank, the period from and including the Effective Date to, but excluding, the Term Out Date with respect to such Bank's Revolving Credit Commitment.

       "Revolving Credit Exposure" shall mean with respect to any Bank as of any
        -------------------------
  date, the sum as of such date of (i) the outstanding principal amount of such Bank's Revolving Credit Loans and (ii) such Bank's Swing Line Exposure.

       "Revolving Credit Loan" shall mean a loan or advance made pursuant to
        ---------------------
  Section 2.1 (a) hereof.

       "Revolving Credit Loans" shall mean, collectively, the Revolving Credit
        ----------------------
  Loans from time to time outstanding and unpaid.

       "Revolving Credit Obligations" shall have the meaning set forth in
        -----------------------------
  Section 2.10(b) hereof.

       "Satisfactory Subordinated Debt" shall mean Subordinated Debt, excluding
        ------------------------------
  any such Subordinated Debt owing to the SBA; provided, that, no such
                                               --------  ----
  Subordinated Debt shall be deemed Satisfactory Subordinated Debt unless and until the Agent has provided written notice to the Borrower that same shall be deemed Satisfactory Subordinated Debt for purposes of this Agreement.

       "SBA" shall mean the Small Business Administration.
        ---

       "SBA Collateral" shall mean certain Eligible Commercial Loans the
        --------------
  aggregate outstanding principal balance of which shall not at any time exceed the Maximum SBA Collateral, which Eligible Commercial Loans are initially the Eligible Commercial Loans set forth on Exhibit H hereto, which Exhibit H shall
                                         ---------               ---------
  be replaced from time to time as provided in Section 6.1(c), which Exhibit H shall also serve as Schedule A to the SBA Security Agreement.

       "SBA Regulations" shall mean the regulations set forth at 13 CFR 107
        ---------------
  implementing the SBI Act, as the same may be amended from time to time, and all related guidelines, directives, treaties and interpretations thereof by any Governmental Authority charged with the administration or interpretation thereof.

       "SBA Secured Debt" shall mean the Edwards Debt and the TCC Debt.
        ----------------

       "SBA Security Agreement" shall mean the Security Agreement, in
        ----------------------
  substantially the form of Exhibit L hereto, among the Borrower, the Agent and
                            ---------
  the SBA, as such agreement is amended from time to time with the consent of the Agent and the Required Banks.

       "SBI Act" shall mean Title III of the Small Business Investment Act of
        -------
  1958, as amended, 15 U.S.C. 681 et seq.
                                  ------

       "SBIC" shall mean a small business investment company established under
        ----
  and operating in compliance with the SBI Act and the SBA Regulations promulgated thereunder.

       "Scheduled Swing  Line Commitment Termination Date" shall mean the fifth
        -------------------------------------------------
  Business Day preceding the Term Out Date.

       "Senior Debt" shall mean all Indebtedness of Borrower other than the SBA
        -----------
  Secured Debt and Subordinated Debt.

       "Short Term Investment" shall mean an Investment in (i) direct
        ---------------------
  obligations of the United States of America; (ii) negotiable certificates of deposit issued by, or negotiable bankers' acceptances (eligible for discount at Federal Reserve Banks) of, or repurchase agreements in respect of obligations described in clause (i) with, any bank or trust company organized under the laws of the United States of America or any State thereof having capital and surplus of not less than $250,000,000; and (iii) readily marketable commercial paper which, at the time of acquisition, is rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investor Services, Inc.; provided, that all of such Investments described in clauses
                  --------  ----
  (i), (ii) and (iii) shall be payable in Dollars and shall mature within twelve months after the date of acquisition thereof.

       "Single Employer Plan" shall mean any Plan which is covered by Title IV
        --------------------
  of ERISA, but is not a Multiemployer Plan.

       "Solvent" shall mean, as to any Person, that such Person has capital
        -------
  sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature and owns property having a value both at fair valuation and at present fair saleable value, greater than the amount required to pay its debts (including contingencies).

       "Subordinated Debt" shall mean all Indebtedness of Borrower for borrowed
        -----------------
  money that is subordinated to the Revolving Credit Loans, Swing Line Loans and the Term Loans on terms that are, and pursuant to a form of subordination that is, acceptable in form and substance to the Agent and the Required Banks.

       "Subsidiary" or "Subsidiaries" of Borrower shall mean any corporation
        ----------      ------------
  more than 50% of the outstanding Voting Interests of which is at the time owned, directly or indirectly, by Borrower and/or by one or more of its Subsidiaries; provided, however, that the term "Subsidiary" shall be deemed to
                                                  ----------
  exclude all Subsidiaries the Tangible Net Worth of which constitute less than 5% of the Tangible Net Worth of Borrower.

       "Swing Line Commitment" shall mean the undertaking of the Swing Line
        ---------------------
  Lender during the Swing Line Commitment Period to make Swing Line Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not in excess of the Swing Line Commitment Amount, and the commitment of the Banks to participate therein as set forth in Section 2.1(c), as the same may be adjusted from time to time pursuant to Sections 2.4 and
  ARTICLE 12.

       "Swing Line Commitment Amount" shall mean $5,000,000.
        ----------------------------

       "Swing Line Commitment Period" shall mean the period from the Effective
        ----------------------------
  Date until the Swing Line Commitment Termination Date.

       "Swing Line Commitment Termination Date" shall mean the earlier of the
        --------------------------------------
  Business Day immediately preceding the Scheduled Swing Line Commitment Termination Date or such other date upon which the Swing Line Commitment shall have been terminated in accordance with Section 2.4 or Section 9.1.

       "Swing Line Exposure" shall mean at any time, in respect of any Bank, an
        -------------------
  amount equal to the aggregate outstanding principal amount of the Swing Line Loans at such time, multiplied by such Bank's Percentage at such time.
                      -------------

       "Swing Line Interest Period" shall mean with respect to any Swing Line
        --------------------------
  Loan requested by the Borrower, the period commencing on the borrowing date with respect to such Swing Line Loan and ending not in excess of five days thereafter, as selected by the Borrower in the applicable Loan Request therefor, provided, however, that (i) if any Swing Line Interest Period would
            --------  -------
  otherwise end on a day that is not a Business Day, such Swing Line Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would be a date on or after the Scheduled Swing Line Commitment Termination Date, in which event such Swing Line Interest Period shall end on the next preceding Business Day, and (ii) no Swing Line Interest Period shall end after the Scheduled Swing Line Commitment Termination Date.
  Interest shall accrue from and including the first day of a Swing Line Interest Period to, but excluding, the last day of such Swing Line Interest Period.

       "Swing Line Loan" and "Swing Line Loans" shall have the meaning set forth
        ---------------       ----------------
  in Section 2.1(c).

       "Swing Line Maturity Date" shall mean the Scheduled Swing Line Commitment
        ------------------------
  Termination Date, or such earlier date on which the Swing Line Loans shall become due and payable, whether by acceleration or otherwise.

       "Swing Line Participation Amount" shall have the meaning set forth in
        -------------------------------
  Section 2.1(c)(iii).

       "Tangible Net Worth" shall mean the sum of capital surplus, earned
        ------------------
  surplus, capital stock and Satisfactory Subordinated Debt minus deferred charges, intangibles and treasury stock, all determined in accordance with GAAP consistently applied.

       "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly
        -------
  licensed as a taxicab by the Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

       "TCC Debt" shall mean the outstanding amount which, once the Merger is
        --------
  effective, shall be owed by the Borrower to the SBA under a debenture dated as of June 24, 1992, originally given by Transportation Capital Corp., a New York Corporation, to the SBA in the original principal amount of $5,600,000.

       "Term Loan" shall mean a loan or advance pursuant to Section 2.1 (b)
        ---------
  hereof.

       "Term Loans" shall mean, collectively, the Term Loans from time to time
        ----------
  outstanding and unpaid.

       "Term Loan Commitment" shall mean, in respect of any Bank, its
        --------------------
  commitment, pursuant to Section 2(b) hereof, to make a Term Loan to Borrower on such Bank's Term Out Date equal to the principal amount of its Revolving Credit Loans then outstanding.

       "Termination Date" shall mean the earlier of (i) the date on which this
        ----------------
  Agreement shall terminate in accordance with the provisions of Section 2.10 hereof or (ii) the Business Day, if any, on which all of the Revolving Credit Commitments are terminated in accordance with Section 2.4 or 9.1 hereof.

       "Term Loan Period" shall mean, with respect to each Term Loan, the period
        -----------------
  from the Term Out Date with respect to the Revolving Credit Loan or Loans replaced by such Term Loan through the date of such Term Loan's Maturity.

       "Term Out Date" shall mean, with respect to each Revolving Credit Loan,
        -------------
  June 30, 1999, subject, however, in each case, to the renewal provisions set forth in Section 2.10 hereof.

       "Total Liabilities" shall mean, as of any date of calculation, the
        -----------------
  aggregate outstanding Indebtedness of Borrower as of such date, determined on an unconsolidated basis.

       "UCC" shall mean, with respect to any jurisdiction, the Uniform
        ---
  Commercial Code as then in effect in that jurisdiction.

       "Underlying Collateral" shall mean all of Borrower's rights with respect
        ---------------------
  to, or interest in, any and all present and future Medallion Rights, Equipment, Real Property, machinery, future accounts, accounts receivable, receivables, contracts, contract rights, general intangibles, books, desks, notes, bills, drafts, acceptances, chases in action, chattel paper, instruments, documents and other forms of obligations and property, real, personal or mixed, tangible or intangible, at any time owing to or owned by any Person to whom Borrower has made a Loan, or any guarantor of such Person.

       "Voting Interests" shall mean securities, as defined in Section 2(1) of
        ----------------
  the Securities Act of 1933, as amended, of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the corporate directors (or Persons performing similar functions). References in this Agreement to percentages of Voting Interests, unless otherwise noted, refer to percentages of votes to which such Voting Interests is entitled in the election of corporate directors (or Persons performing similar functions) rather than to the number of shares.

       SECTION 1.2.  Other Definitional Provisions.
                     -----------------------------

            (a) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa.

            (b) The words "hereof," "hereby," "herein," and "hereunder" and
                           ------    ------    ------        ---------
  words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement, the term "hereafter" shall mean after, and the term "heretofore" shall mean
            ---------                                  ----------
  before, the date of this Agreement, and "Article," "Section," "Schedule," "Exhibit," "Annex" and like references are to this Agreement unless otherwise specified.

            (c) Any defined term which relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof and hereof.

            (d) References in this Agreement to particular sections of the Code, ERISA or any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes.

            (e) All terms defined in the UCC and not otherwise defined or modified herein shall have the same respective meanings as are given to such terms in the UCC.

  ARTICLE 2.  AMOUNT AND TERMS OF REVOLVING CREDIT LOANS

       SECTION 2.1.  Commitments and Loans.
                     ---------------------

            (a) Revolving Credit Loans. Subject to the terms and conditions and
                ----------------------
  relying upon the representations, warranties and covenants herein set forth, each Bank severally (and not jointly) agrees to make one or more Revolving Credit Loans to Borrower from time to time during the Revolving Credit Commitment Period in an aggregate amount at any one time outstanding not to exceed such Bank's Revolving Credit Commitment. During the Revolving Credit Commitment Period, Borrower may borrow, prepay and re- borrow the Revolving Credit Loans, all in accordance with the terms and conditions hereof;

  provided, however, that immediately after giving effect thereto, (i) such
  --------  -------
  Bank's Revolving Credit Exposure shall not exceed such Bank's Revolving Credit Commitment, (ii) Net Finance Assets shall be in an amount at least equal to the

  Minimum Asset Coverage and (iii) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit Loans
             ----
  shall not exceed the Adjusted Aggregate Revolving Credit Commitment.

            (b) Term Loan Commitments. Subject to the terms and conditions and
                ---------------------
  relying upon the representations, warranties and covenants herein set forth, each Bank severally (and not jointly) agrees to make a Term Loan to Borrower on the Term Out Date in a principal amount equal to the principal amount of its Revolving Credit Loan or Loans outstanding on such Term Out Date;

  provided, that immediately after making each Term Loan (i) Net Finance Assets
  --------  ----
  shall be in an amount at least equal to the Minimum Asset Coverage and (ii) the aggregate unpaid balance of all Term Loans shall not exceed the aggregate of the Term Loan Commitments of all the Banks and (iii) the aggregate unpaid balance of all Revolving Credit Loans, Term Loans and Swing Line Loans shall not exceed the sum of the Adjusted Aggregate Revolving Credit Commitment and the aggregate unpaid balance of all outstanding Term Loans. The proceeds of each Term Loan shall be made available to Borrower by such Bank on the applicable Term Out Date by applying such proceeds directly to the payment of the amounts owing to such Bank with respect to such Bank's Revolving Credit Loans. Prior to each Term Loan's Maturity, the Borrower may prepay (and is required to prepay) such Term Loan, only in accordance with the provisions hereof, but thereafter may not reborrow amounts so prepaid.

            (c)  Swing Line Loans.
                 ----------------

            (i) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (each a "Swing Line Loan" and,
                                                  ---------------
  collectively, the "Swing Line Loans") to the Borrower in Dollars from time to
                     ----------------
  time during the Swing Line Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Swing Line Commitment Amount, provided, however, that, immediately after making each Swing Line Loan, (x)
  --------  -------
  the aggregate unpaid balance of the Swing Line Loans would not exceed the Swing Line Commitment Amount, (y) Net Finance Assets shall be in an amount at least equal to the Minimum Asset Coverage and (z) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving
                          ----
  Credit Loans shall not exceed the Adjusted Aggregate Revolving Credit Commitment. During the Swing Line Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Swing Line Commitment, all in accordance with the terms and conditions of this Agreement. No

  Swing Line Loan shall be made prior to the making of the first Revolving Credit Loans on the Effective Date.

            (ii) The Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any Bank shall be in default of its obligations under this Agreement unless arrangements to eliminate the Swing Line Lender's risk with respect to such defaulting Bank's participation in such Swing Line Loan shall have been made for the benefit of the Swing Line Lender and such arrangements are in all respects satisfactory to the Swing Line Lender. The Swing Line Lender will not make any Swing Line Loan if the Agent or any Bank, by notice to the Swing Line Lender and the Borrower no later than one Business Day prior to the borrowing date with respect to such Swing Line Loan, shall have determined that the conditions set forth in ARTICLE 5 have not been satisfied and such conditions remain unsatisfied as of the requested time of the making of such Swing Line Loan. Each Swing Line Loan shall be due and payable on the earlier to occur of the last day of the Swing Line Interest Period applicable thereto and the Swing Line Maturity Date.

            (iii) Upon (1) a request by the Swing Line Lender, (2) a receipt by a Bank of notice of an Event of Default from the Agent, or (3) the acceleration of any loan or termination of the Revolving Credit Commitment, Term Loan Commitment or the Swing Line Commitment, each Bank shall purchase unconditionally, irrevocably, and severally (and not jointly) from the Swing Line Lender a participation in the outstanding Swing Line Loans (including accrued interest thereon) in an amount (the "Swing Line Participation Amount")
                                               -------------------------------
  equal to the product of its Percentage and the aggregate outstanding principal amount of the Swing Line Loans plus all accrued and unpaid interest thereon. Each Bank shall also be liable for an amount equal to the product of its Percentage and any amounts paid by the Borrower pursuant to this Section that are subsequently rescinded or avoided, or must be otherwise restored or returned. Such liabilities shall be absolute and unconditional and without regard to the occurrence of any Default or the compliance by the Borrower with any of its obligations under the Loan Documents.

            (iv) In furtherance of Section 2.2(c), upon the occurrence of any event set forth in Section 2.1(c)(iii), such Bank shall promptly make available its Swing Line Participation Amount to the Agent for the account of the Swing Line Lender at the applicable Agent Payment Office, in Dollars, and in immediately available funds. The Agent shall deliver the payments made by each Bank pursuant to the immediately preceding sentence to the Swing Line Lender promptly upon receipt thereof in like funds as received. Each Bank shall indemnify and hold harmless the Agent and the Swing Line Lender from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses resulting from any failure on the part of such Bank to pay, or from any delay in paying the Agent any amount such Bank is required to pay in accordance with this Section 2.1(c)(iv) (except in respect of losses, liabilities, actions, suits, judgments, demands, costs and expenses suffered by the Agent or the Swing Line Lender, as the case may be, resulting from the gross negligence or willful misconduct of the Agent or the Swing Line Lender, as the case may be), and such Bank shall be required to pay interest to the Agent for the account of the Swing Line Lender from the date such amount was due until paid in full, on the unpaid portion thereof, at a rate of interest per annum equal to the Federal Funds Rate payable upon demand by the Swing Line Lender. The Agent shall distribute such interest payments to the Swing Line Lender upon receipt thereof in like funds as received.

            (v) Whenever the Agent is reimbursed by the Borrower, for the account of the Swing Line Lender, for any payment in connection with Swing Line Loans and such payment relates to an amount previously paid by a Bank pursuant to this Section, the Agent will promptly pay over such payment to such Bank.

       SECTION 2.2.  Revolving Credit, Term Loan and Swing Line Notes.
                     ------------------------------------------------

            (a) (i) Revolving Credit Notes. The Revolving Credit Loans of each
                    ----------------------
  Bank shall be evidenced by a separate Revolving Credit Note of Borrower, in substantially the form of Exhibit B hereto, payable to the order of such Bank
                            ---------
  and representing the obligation of Borrower to pay the aggregate principal amount of the Revolving Credit Loans from time to time outstanding from such Bank, together with interest thereon. Each Bank is hereby authorized to endorse the date, amount and loan type of each Revolving Credit Loan, the Interest Periods during which such Revolving Credit Loan is a Prime Rate Loan or a LIBO Rate Loan, and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting a part of its Revolving Credit Note, which endorsement shall constitute prima facie evidence of the accuracy of the
                                     -----------
  information so endorsed;

  provided, however, that the failure of any Bank to insert any such date or
  --------  -------
  amount or other information on such schedule shall not in any manner affect the obligation of Borrower to repay any Revolving Credit Loans in accordance with the terms of this Agreement.

            (ii) Term Loan Notes. The Term Loan of each Bank shall be evidenced
                 ---------------
  by a separate Term Note of Borrower, in substantially the form of Exhibit C
                                                                    ---------
  hereto, payable to the order of such Bank and representing the obligation of Borrower to pay the aggregate principal amount of the Term Loan from time to time outstanding from such Bank, together with interest thereon. Each Bank is hereby authorized to endorse the date, amount and loan type of its Term Loan, the Interest Periods during which such Term Loan is a Prime Rate Loan or LIBO Rate Loan, and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting a part of its Revolving Credit Note, which endorsement shall constitute prima facie evidence of the accuracy of the information so
             ----- -----
  endorsed; provided, however, that the failure of any Bank to insert any such
            --------  -------
  date or amount or other information on such schedule shall not in any manner affect the obligation of Borrower to repay any Term Loan in accordance with the terms of this Agreement.

            (iii) Swing Line Notes. The Swing Line Loans of the Swing Line
                  ----------------
  Lender shall be evidenced by a separate Swing Line Note of Borrower, in substantially the form of Exhibit D hereto, payable to the order of the Swing
                            ---------
  Line Lender and representing the obligation of Borrower to pay the aggregate principal amount of the Swing Line Loans from time to time outstanding from such Swing Line Lender, together with interest thereon. The Swing Line Lender is hereby authorized to endorse the date, amount and Swing Line Interest Period of each Swing Line Loan, and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by the Swing Line Lender as required) annexed to and constituting a part of its Swing Line Note, which endorsement shall constitute prima facie evidence of the accuracy
                                           -----------
  of the information so endorsed; provided, however, that the failure of the
                                  --------  -------
  Swing Line Lender to insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of Borrower to repay any Swing Line Loans in accordance with the terms of this Agreement.

            (b) Date and Maturity of Each Note. Each Note shall, except as
                ------------------------------
  otherwise provided in Sections 12.1 or 12.2 hereof, be dated (A) the Effective Date, in the case of each Revolving Credit Note and the Swing Line Note and (B) the applicable Term Out Date, in the case of each Term Note issued in replacement of a Revolving Credit Loan, and shall be payable at its Maturity. For purposes of this Agreement, the term "Maturity" shall mean, with respect to (i) any Revolving Credit Loan, the earlier of (A) the Term Out Date for such Revolving Credit Loan, (B) the Termination Date and
  (C) any other date on which such Revolving Credit Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement, whether by required or optional prepayment, declaration, acceleration, or otherwise, (ii) with respect to any Swing Line Loan, on the earlier of (A) the date such Swing Line Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement whether by stated maturity, required or optional prepayment, declaration, acceleration, or otherwise, or (B) the Swing Line Commitment Termination Date and (iii) with respect to any Term Loan made by a Bank to replace its existing Revolving Credit Loans pursuant to Section 2.1(b) hereof, the earlier of (A) the second anniversary of the Term Out Date applicable to such replaced Revolving Credit Loans and (B) any other date on which such Term Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement, whether by required or optional prepayment, declaration, acceleration, or otherwise.

            (c)(i) Interest Rate on the Revolving Credit Notes. Each Revolving
                   -------------------------------------------
  Credit Note shall bear interest, subject to the provisions of Section 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate elected by Borrower in accordance with the notice provisions set forth in Section 2.7 hereof equal to either (a) the Prime Rate or (b) the Adjusted LIBO Rate plus the Applicable LIBO Margin; provided, that, with respect to the Initial Revolving Credit Loan (and only
  --------  ----
  with respect to such Initial Revolving Credit Loan), (i) each Revolving Credit Note shall bear interest, subject to the provisions of Section 10.14 hereof, until the last day of the Interest Period selected pursuant to the Loan Request for such Initial Revolving Credit Loan, at a per annum rate equal to 6.95% and (ii) notwithstanding the definition of "Fixed Rate Loan," such Initial Revolving Credit Loan shall be deemed a Fixed Rate Loan for purposes of this Agreement. The rate of interest of each Revolving Credit Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

            (c)(ii) Interest Rate on Swing Line Note.  The Swing Line Note shall
                    --------------------------------
  bear interest, subject to the provisions of Section 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate equal to the Negotiated Rate for the applicable Swing Line Interest Period. The rate of interest of the Swing Line Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

            (c)(iii) Interest Rate on the Term Notes. Each Term Note shall bear
                     -------------------------------
  interest, subject to the provisions of Section 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate elected by Borrower in accordance with the notice provisions set forth in Section 2.3 hereof equal to either (a) the Prime Rate or (b) the Adjusted LIBO Rate plus the Applicable LIBO Margin. The rate of interest of each Term Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

            (c)(iv) Interest Rate after Maturity. The unpaid principal balance
                    -----------------------------
  of each Note shall bear interest from and including its Maturity until paid at the rate specified in Section 2.6 hereof.

            (d) The Interest Period. The interest period (the "Interest Period")
                -------------------                            ---------------
  with respect to (i) any Prime Rate Loan, shall be a period continued from day to day until terminated by Borrower, such termination to be effective two business days after the selection of a LIBO Rate Loan to replace such Prime Rate Loan, and (ii) any LIBO Rate Loan, shall be a period of borrowing commencing on and including the date of advance or conversion and ending on the numerically corresponding date that is one, two, three, four, five or six months thereafter, as set forth in the Loan Request. Notwithstanding the foregoing:

       (A) in the case of a LIBO Rate Loan, (I) if the numerically corresponding date in the appropriate month is not a Banking Day, such Interest Period shall be extended to the next succeeding day that is a Banking Day unless such day falls in the succeeding calendar month, in which event such Interest Period shall end on the first preceding day that is a Banking Day and (II) if there is no numerically corresponding date in the appropriate month, such Interest Period shall end on the last Banking Day in such month,

       (B) in the case of any LIBO Rate Loan made on or after the Term Out Date, the Interest Period shall be limited to a period of one month, and

       (C) in no case shall the Interest Period of either a Revolving Credit Loan or a Term Loan end on a date subsequent to such loan's Maturity.

            (e) Payment of Interest. Interest accrued on each Revolving Credit
                -------------------
  Loan, Swing Line Loan or Term Loan shall be payable, without duplication, on:

                 (i) the Maturity of such loan;

            (ii) with respect to any portion of any Revolving Credit Loan, Swing Line Loan or Term Loan repaid or prepaid pursuant to this Agreement, the date of such repayment or prepayment, as the case may be;

            (iii) with respect to the Swing Line Loans and with respect to any portion of the outstanding principal amount of Revolving Credit Loans and Term Loans maintained as Prime Rate Loans, the first Business Day of each calendar month, payable monthly and in arrears, commencing with the first such date following the date of the making of such Revolving Credit Loans, Swing Line Loans or Term Loans as, or, with respect to Revolving Credit Loans and Term Loans, their conversion into, Prime Rate Loans;

            (iv) with respect to the portion of the outstanding principal amount of all Revolving Credit Loans or Term Loans maintained as LIBO Rate Loans, the last day of each applicable Interest Period and, in connection with any such Revolving Credit Loan having a four, five, or six-month Interest Period, the day that would be the last day of a three-month Interest Period commencing on the same day as such four, five, or six-month Interest Period commences; and

            (v) with respect to that portion of the outstanding principal amount of all Revolving Credit Loans or Term Loans that is converted to Prime Rate Loans or LIBO Rate Loans on a day when interest otherwise would not have been payable pursuant to Section 2.2(c)(iii) or (iv), the date of such conversion.

       SECTION 2.3. Procedures Applicable to Borrowings and Conversions.
                    ---------------------------------------------------

            (a)(i) Revolving Credit Loans. Subject to the limitations applicable
                   ----------------------
  to Interest Periods for LIBO Rate Loans and to the provisions of Section 2.4(b) hereof, Borrower may borrow Revolving Credit Loans on any Business Day (in the case of LIBO Rate Loans, on any Banking Day) during the Revolving Credit Commitment Period; provided, however, that Borrower shall give the
                            --------  -------
  Agent irrevocable written notice in the form of a Loan Request (which may be sent via teletransmission) substantially in the form of Exhibit E hereto,
                                                          ---------
  specifying the aggregate amount of the loan it is seeking as follows:

            (A) in the case of a borrowing of a Revolving Credit Loan as a Prime Rate Loan, on or before 10:00 a.m., prevailing New York City time, on the first Business Day preceding the requested borrowing date, which borrowing date shall be a Business Day (or irrevocable oral notice on or before 10:00 a.m., prevailing New York City time, on such date, confirmed in a Loan Request (which may be sent via teletransmission) no later than 5:00 p.m., prevailing New York City time, on such first Business Day preceding such borrowing date; and

            (B) in the case of a borrowing of a Revolving Credit Loan as a LIBO Rate Loan, on or before 11:00 a.m., prevailing New York City time, on the third Banking Day preceding the first day of the requested Interest Period (or irrevocable oral notice on or before 11:00 a.m., prevailing New York City time, on such date, confirmed in a Loan Request (which may be sent via teletransmission) no later than 5:00 p.m., prevailing New York City time, on such third Banking Day preceding the first day of the requested Interest Period).

  If Borrower furnishes a Loan Request to the Agent, but no election is made as to either the loan type or Interest Period to be applicable thereto, the Revolving Credit Loan will be made as a Prime Rate Loan. Each borrowing of a given loan type shall be in an aggregate principal amount, together with Revolving Credit Loans of the same loan type to be continued as such and Revolving Credit Loans of other loan types to be converted to such loan type on the same Business Day, of at least (x) $1,000,000 or any integral multiple of $100,000 in excess thereof in the case of LIBO Rate Loans and (y) $100,000 or any integral multiple of $50,000 in excess thereof in the case of Prime Rate Loans.

            (ii) Term Loans. The date on which each Term Loan shall be made
                 ----------
  shall be the Term Out Date applicable to the Revolving Credit Loan or Loans which such Term Loan shall replace. Each Term Loan shall, for its first Interest Period, be a Prime Rate Loan unless Borrower gives irrevocable written notice to the Agent that it wants such loan, for its first Interest Period, to be a LIBO Rate Loan. Such notice specifying a LIBO Rate Loan must be received by the Agent on or before 11:00 a.m., prevailing New York City time, on the third Banking Day preceding the date on which such Term Loan is to be made (or irrevocable oral notice must be given on or before 11:00 a.m., prevailing New York City time, on such date, confirmed in writing (which may be sent via teletransmission) no later than 5:00 p.m., prevailing New York City time, on such third Banking Day preceding the date on which such Term Loan is to be made. Such first Interest Period shall continue until Borrower has notified the Agent, in accordance with Section 2.3(c) hereof, of its selection of the next succeeding loan type and Interest Period. Within five Business Days after any Term Loan has been made, the Agent shall revise Exhibit A hereto to reflect the corresponding reduction in the Aggregate
  ---------
  Revolving Credit Commitment.

            (iii) Swing Line Loans. The Borrower may borrow under the Swing Line
                  ----------------
  Commitment on any Business Day during the Swing Line Commitment Period, provided that the Borrower shall notify the Agent and the Swing Line Lender (by telephone or facsimile confirmed promptly by the delivery to the Agent and the Swing Line Lender of a Loan Request manually signed by the Borrower) no later than 3:00 p.m. on the requested borrowing date, specifying a) the aggregate principal amount to be borrowed under the Swing Line Commitment, b) the requested borrowing date, and c) the amount of, and the length of the Swing Line Interest Period for, each Swing Line Loan. The Swing Line Lender will then, subject to its determination that the terms and conditions of this Agreement have been satisfied, make the requested amount available, in Dollars, and in immediately available funds, promptly on that same day, to the Agent at the applicable Agent Payment Office who, thereupon, will promptly make such amount available to the Borrower at the such Agent Payment Office, in Dollars, and in immediately available funds. Each borrowing of Swing Line Loans shall be in an aggregate principal amount equal to $100,000 or such amount plus an integral multiple of $50,000 in excess thereof or, if less, the unused portion of the Swing Line Commitment Amount.

            (b)(i) Funding of Revolving Credit Loans and Term Loans. Upon
                   ------------------------------------------------
  receipt of each Loan Request requesting Revolving Credit Loans or Term Loans, the Agent shall promptly notify each Bank thereof. Subject to its receipt of the notice referred to in the preceding sentence, each Bank will make the amount of its Percentage of the requested Revolving Credit Loans, or Term Loans, as the case may be, available to the Agent for the account of the Borrower at the applicable Agent Payment Office in the Dollars not later than 2:00 p.m. (New York City time), on the relevant borrowing date requested by Borrower, in funds immediately available to the Agent at such Agent Payment Office. The amounts so made available to the Agent on such borrowing date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Agent, be made available on such borrowing date to Borrower by the Agent at such Agent Payment Office, in Dollars, and in immediately available funds, no later than 3:00 p.m. (New York City time).

            (b)(ii) Failure to Fund. Unless the Agent shall have received prior
                    ---------------
  notice from a Bank (by telephone or otherwise, such notice to be promptly confirmed by facsimile or other writing) that such Bank will not make available to the Agent such Bank's Percentage of the Revolving Credit Loans or Term Loans, as the case may be, to be made on a borrowing date, the Agent may assume that such Bank has made such amount available to the Agent on the borrowing date in accordance with this Section, provided that such Bank received notice thereof from the Agent in accordance with the terms hereof, and the Agent may, in reliance upon such assumption, make available to the Borrower on such borrowing date a corresponding amount. If and to the extent such Bank shall not have so made such amount available to the Agent, such Bank and Borrower severally agree to pay to the Agent, forthwith on demand, such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to Borrower until the date such amount is paid to the Agent, at a rate per annum equal to, in the case of Borrower, the applicable interest rate then applicable to such loan(s), and, in the case of such Bank, to the extent such amount is paid to the Agent (A) no later than the second day after the date such amount is made available to the Borrower, the Federal Funds Rate and
  (B) after the second day after the date such amount is made available to the Borrower, the applicable interest rate then applicable to such loan(s). Such payment by Borrower, however, shall be without prejudice to its rights against such Bank. If such Bank shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Bank's Revolving Credit Loan or Term Loan, as the case may be, as part of such Revolving Credit Loans and Term Loans for purposes of this Agreement, which Revolving Credit Loan and Term Loan, as the case may be, shall be deemed to have been made by such Bank on such borrowing date. No Bank's obligation to fund any Revolving Credit Loan or Term Loan shall be affected by any other Bank's failure to fund any Revolving Credit Loan or Term Loan, nor shall any Bank's Revolving Credit Commitment or Term Loan Commitment be increased as a result of any such failure of any other Bank.

            (c) Subject to the limitations applicable to Interest Periods for LIBO Rate Loans, Borrower may continue any LIBO Rate Loan as such for an additional Interest Period or convert any Revolving Credit Loan or Term Loan of a given loan type into a Revolving Credit Loan or Term Loan of a different loan type on any Business Day (in the case of LIBO Rate Loans to be continued or converted, on any Banking Day) during the Revolving Credit Commitment Period or Term Loan Period applicable to such loan; provided, however, that:
                                                      --------  -------

            (i) Borrower shall give the Agent the irrevocable written notice in the form of a Loan Request in the manner and by the applicable time specified in Section 2.3(a) hereof for the borrowing of a Revolving Credit Loan of the loan type to be converted to or continued and, if applicable, the Interest Period therefor;

            (ii) in the case of the continuation of less than all of the outstanding Revolving Credit Loans or of only a portion of a Term Loan of a given loan type on the same Business Day, the aggregate principal amount of the Revolving Credit Loans or the Term Loan of such loan type to be continued as such, together with any Revolving Credit Loans or portion of a Term Loan to be made as or converted to the same loan type on such Business Day, shall not be less than $1,000,000 or any integral multiple of $100,000 in excess thereof;

            (iii) in the case of the conversion of less than all of the outstanding Revolving Credit Loans or of only a portion of a Term Loan of a given loan type to another loan type on the same Business Day, the aggregate principal amount of Revolving Credit Loans or the portion of the Term Loan of such loan type to be converted to another loan type together with any Revolving Credit Loans or any portion of the Term Loan of such other loan type to be made or continued as such on such Business Day, shall not be less than $1,000,000;

            (iv) LIBO Rate Loans may be converted only at the end of the then applicable Interest Period;

            (v) no LIBO Rate Loan may be continued as such, nor may any Revolving Credit Loan or Term Loan be converted to a LIBO Rate Loan, for less than the minimum applicable Interest Period therefor; and

            (vi) no LIBO Rate Loan may be continued as such, nor may any Revolving Credit Loan or Term Loan be converted to a LIBO Rate Loan, if any Default or Event of Default shall have occurred and be continuing as of any date during the period commencing on the date the Loan Request is required to be submitted to the Agent and ending on the first day of the requested Interest Period.

  If Borrower fails, in connection with the expiration of an Interest Period applicable to a Revolving Credit Loan or Term Loan that is a LIBO Rate Loan, to furnish a Loan Request to the Agent for the continuation or conversion thereof or fails to elect a loan type or permitted Interest Period therefor, or if the continuation or conversion of any Revolving Credit Loan or Term Loan as a LIBO Rate Loan is prohibited due to the occurrence and continuance of a Default or Event of Default, such Revolving Credit Loan or Term Loan (unless prepaid in accordance with the provisions of Section 2.5 hereof or accelerated in accordance with Section 9.1 hereof) shall be converted automatically to a Prime Rate Loan as of the expiration of the then applicable Interest Period.

       SECTION 2.4. Termination and Reduction of Aggregate Revolving Credit
                    -------------------------------------------------------
  Commitment.
  ----------

       Subject to the provisions of Section 2.5 hereof, Borrower shall have the option to terminate, and from time to time to reduce permanently, the Aggregate Revolving Credit Commitment, upon irrevocable written notice to the Agent at least three Business Days prior to the proposed Termination Date or reduction date, as the case may be, specifying such date, whether a termination or reduction is being requested and, if a reduction is being requested, the amount thereof. On the date specified in such notice, such termination or reduction shall be effected; provided, however, that (i) in the
                                              --------  -------
  case of a termination, such termination must also include a termination of the Swing Line Commitment and such termination must be accompanied by repayment of all outstanding Revolving Credit Loans, Swing Line Loans and outstanding Term Loans in full, together with all other amounts owed to the Agent or any Bank or the Swing Line Lender pursuant to any of the Loan Documents and (ii) in the case of any reduction, such reduction is accompanied by (A) repayment of the Revolving Credit Loans to the extent (if any) that the aggregate principal amount of the Revolving Credit Loans and Swing Line Loans outstanding exceeds the amount of the Adjusted Aggregate Revolving Credit Commitment after taking into account the Aggregate Revolving Credit Commitment as then reduced and (B) repayment of an amount of all Term Loans then outstanding equal to the percentage by which the Aggregate Revolving Credit Commitment is to be reduced multiplied by the aggregate principal amount plus accrued interest of all Term Loans then outstanding. Any such repayment shall be subject to the provisions of Section 2.5(a) hereof. Any reduction of the Aggregate Revolving Credit Commitment shall be in an aggregate amount of $500,000 or an integral multiple thereof and shall be applied by the Agent pro rata among the Banks in proportion to their Revolving Credit Commitments. Any repayment of outstanding Term Loans required by a reduction in the Aggregate Revolving Credit Commitment shall be applied by the Agent pro rata among the Agent in proportion to the amount of the principal plus accrued interest of their Term Loans then outstanding. Within five Business Days after any reduction in the Aggregate Revolving Credit Commitment pursuant to this
  Section 2.4, the Agent shall revise Exhibit A hereto to reflect such reduction
                                      ---------
  and shall promptly send a copy thereof to the Banks. Upon termination of the Aggregate Revolving Credit Commitment pursuant to this Section 2.4 and upon payment of all amounts due by Borrower to the Agent, the Documentation Agent, the Swing Line Lender and the Banks under the Loan Documents, the obligations of the parties hereto, except as otherwise provided herein, shall be deemed terminated; provided, however, that this Agreement and the other Loan
              --------  -------
  Documents shall continue to be effective or shall be reinstated, as the case may be, if any payment hereunder or in connection with any of the Loan Documents at any time is rescinded or otherwise must be returned as a result of the bankruptcy, insolvency or reorganization of Borrower or otherwise, all as if such payment had not been made.

       SECTION 2.5.  Prepayments.
                     -----------

            (a) Voluntary. Borrower from time to time may prepay the Revolving
                ----------
  Credit Loans, the Swing Line Loans, or the Term

  Loans, in whole or in part, without premium or penalty, upon irrevocable written notice to the Agent given at least as early before the proposed date of such prepayment as the corresponding time specified in Section 2.3(a) hereof for notice of the borrowing of a Revolving Credit Loan of the loan type to be prepaid, specifying the date of prepayment and the amount of the prepayment; provided, however, that (i) the entire Aggregate Revolving Credit
              --------  -------
  Commitment may not be terminated (although all Revolving Credit Loans may be paid off in full) while any Term Loan remains outstanding, (ii) except for prepayments necessitated by Section 8.6(b) hereof, each partial prepayment of the Revolving Credit Loans or Swing Line Loans shall be in an amount not less than $500,000 or any integral multiple of $100,000 in excess thereof, (iii) except for prepayments necessitated by Borrower's election to reduce the Aggregate Revolving Credit Commitment pursuant to Section 2.4 hereof, without the prior written approval of the Required Banks, Borrower may not prepay any Term Loan unless all Revolving Credit Loans have been paid off in full and the Aggregate Revolving Credit Commitment terminated, (iv) Borrower may not prepay any Fixed Rate Loan prior to the last day of the Interest Period, or Swing Line Interest Period, as the case may be, therefor. To the extent possible, Borrower shall, in connection with any voluntary prepayment, prepay Prime Rate Loans first and Fixed Rate Loans second. Any prepayment of Fixed Rate Loans shall be subject to Section 2.11 hereof. If any notice of prepayment is given, the amount specified in such notice shall be due and payable in the manner and by the time provided in Section 3.2 hereof on the date specified in such notice, together with accrued interest thereon to such date as provided in Section 2.2(c) hereof. Any such prepayment of a Revolving Credit Loan may be reborrowed, subject to the terms and conditions of this Agreement, from time to time. Any prepayment of a Term Loan may not be reborrowed.

            (b) Mandatory Prepayment of Term Loans. Principal on each Term Loan
                ----------------------------------
  shall be repaid in equal monthly installments in an amount sufficient to amortize such Term Loan over a twenty-four month period. Such payments (the "Principal Payments") shall be paid by Borrower to the Agent on the last day
  -------------------
  of each month during which such Term Loan is outstanding. Any prepayments of principal on any Term Loan pursuant to Sections 2.5(a) and (c) hereof shall not reduce the amount of each monthly Principal Payment. Any prepayments of principal on the Term Loans pursuant to Sections 2.5(a) and (c) hereof shall be applied against the monthly Principal Payments in inverse order of the dates on which such Principal Payments are to be made.

            (c) Other Mandatory Prepayments.
                ----------------------------

            (i) If, at any time, (A) the aggregate outstanding principal balance of the Revolving Credit Loans, plus the aggregate outstanding balance of all
                                 ----
  Swing Line Loans, exceeds the Adjusted Aggregate Revolving Credit Commitment, or (B) the aggregate outstanding principal balance of the Swing Line Loans exceeds the Swing Line Commitment, or (C) the aggregate principal balance of all Revolving Credit Loans, plus the aggregate principal balance of all Swing
                              ----
  Line Loans, plus the aggregate principal balance of all Term Loans, exceeds
              ----
  the sum of the Adjusted Aggregate Revolving Credit Commitment and the aggregate principal balance of all Term Loans, Borrower shall make a prepayment of such Revolving Credit Loans, or Swing Line Loans, as the case may be (or if no such loans shall then be outstanding, the Borrower shall make a prepayment of the Term Loans), in the amount of such excess (rounded upwards to the next higher integral multiple of $100,000), together with accrued interest thereon to the date of prepayment as provided in Section 2.2(c) hereof. To the extent possible, Borrower shall, in connection with such mandatory prepayment, prepay Prime Rate Loans first, and Fixed Rate Loans second. Any prepayment of Fixed Rate Loans shall be subject to Section 2.11 hereof.

            (ii) If, at any time, Net Finance Assets are less than the Minimum Asset Coverage, within five days of the first day there exists such deficiency the Borrower shall make payment to the Agent (to be applied against the Swing Line Loans first, then Revolving Credit Loans and then Term Loans) in an amount such that after taking into account such payment Net Finance Assets shall be at least (rounded upwards to the next higher integral multiple of $100,000) equal to the Minimum Asset Coverage, together with accrued interest thereon to the date of prepayment as provided in Section 2.2(c) hereof. To the extent possible, Borrower shall, in connection with such mandatory prepayment, prepay Prime Rate Loans first, and Fixed Rate Loans second. Any prepayment of Fixed Rate Loans shall be subject to Section 2.11 hereof.

            (d) Application of Prepayments.  With respect to all prepayments
                --------------------------
  pursuant to subsections (a), (b) and (c) above, upon receipt of any notice of prepayment and/or any such prepayment, the Agent shall promptly notify each Bank thereof and with respect to Revolving Credit Loans and Term Loans each such prepayment shall be effected pro rata amongst all the Banks in proportion to each Bank's then outstanding Revolving Credit Loans, or Term Loans, as the case may be.

       SECTION 2.6. Interest on Delinquent Payments.
                    -------------------------------

       All unpaid amounts due under the Notes or any other Loan Document that are not paid when due (including, to the extent permitted by law, unpaid interest on the Notes) shall bear interest, subject to the provisions of
  Section 10.14 hereof, from and including its due date until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(g) and 9.1(h) hereof) at an annual rate equal to the sum of (i) in the case of any Prime Rate Loan, 2% plus the Prime Rate applicable to such Prime Rate Loan then in effect, (ii) in the case of any Adjusted LIBO Rate Loan that is a Revolving Credit Loan, 3.75% plus the Adjusted LIBO Rate applicable to such Adjusted LIBO Rate Loan then in effect, and (iii) in the case of any Adjusted LIBO Rate Loan that is a Term Loan, 4% plus the Adjusted LIBO Rate applicable to such Adjusted LIBO Rate Loan then in effect. Such rate of interest (the "Default Rate") shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Default Rate is to be based on the Prime Rate, the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. At the end of the applicable Interest Period for a LIBO Rate Loan on which the Default Rate is being charged, such LIBO Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Loan shall be computed based on the Prime Rate.

       SECTION 2.7. Increased Costs.
                    ---------------

            (a) In the event any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy; whether or not having the force of law), by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing, which:

            (i) subjects any Bank, or the Swing Line Lender, to any tax levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans or any Revolving Credit Loan or Term Loan or Swing Line Loan that is a Fixed Rate Loan; or

            (ii) changes the basis of taxation of payments to such Bank of principal of and/or interest on its Fixed Rate Loans or its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans and/or fees and other amounts payable hereunder in respect of its Fixed Rate Loans or its Revolving Credit or Term Loan or Swing Line Commitment to make Fixed Rate Loans; or

            (iii) imposes, modifies or deems applicable or results in the application of or increases any reserve, special-deposit, assessment, liquidity or similar requirement (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans or commitments to lend Fixed Rate Loans by any office of any Bank (based upon such Bank's or such Participant's reasonable allocation of the aggregate of such requirements); or

            (iv) imposes upon such Bank any other condition or requirement with respect to its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans or any Revolving Credit Loan or Term Loan or Swing Line Loan of which any Fixed Rate Loan forms a part;

  and the result of any of the foregoing is to increase the actual cost to such Bank of making or maintaining its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans or its Revolving Credit Loans or Term Loans or Swing Line Loans hereunder that are Fixed Rate Loans or to reduce the amount of any payment (whether of principal, interest, or otherwise) received or receivable by such Bank in respect of any Fixed Rate Loan or its Revolving Credit or Term Loan or Swing Line Commitment to make Fixed Rate Loans or to require such Bank to make any payment, then and in any such case set forth in paragraphs (i) through (iv) above:

            (1) such Bank, or the Swing Line Lender, as the case may be, shall promptly notify Borrower in writing of the happening of such event;

            (2) such Bank, or the Swing Line Lender, as the case may be, shall promptly deliver to Borrower a certificate of such Bank, or such Swing Line Lender, stating the event that has occurred or the reserve or requirements or other conditions that have been imposed on such Bank, or such Swing Line Lender, the request, directive, guideline or requirement with which it has complied, together with the date thereof and the amount (based upon such Bank's, or such Swing Line Lender's, as the case may be, reasonable policies as to the allocation of capital and costs, as applicable) of such increased cost, reduction or payment for one or more periods ending not later than the date of such certificate; and

                (3) Borrower shall pay within 10 days after demand therefor such amount or amounts as will compensate such Bank, or the Swing Line Lender, as the case may be, for such additional cost, reduction or payment.

            (b) If, after the Effective Date, any Bank or the Swing Line Lender, as the case may be, shall have determined that any change in any present (or any adoption, application, or change in any future) applicable law, governmental rule, regulation, policy, guideline, or directive or request (whether or not having the force of law), or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, of general application regarding capital adequacy, capital maintenance, capital ratios or other similar requirements (whether or not having the force of law), or otherwise affects the amount of capital required or expected to be maintained by any of the Banks, or the Swing Line Lender, as the case may be, or any corporation controlling any of the Banks or the Swing Line Lender, as the case may be, or such Bank, or the Swing Line Lender, as the case may be, determines that the amount of capital required is increased by or based upon the existence of the revolving credit, swing line and term loan facilities or commitments established hereunder or any loans made pursuant hereto or upon agreements or loans of the type contemplated hereby then such Bank or the Swing Line Lender, as the case may be, may give written notice to Borrower of such fact (the "Increased Costs Notice"). To the extent that the costs of such increased capital requirements are not then reflected in the Prime Rate or the LIBO Base Rate, Borrower shall thereafter attempt to negotiate in good faith an adjustment of the compensation payable hereunder which will adequately compensate such Bank, or the Swing Line Lender, as the case may be, in light of such changed circumstances. Each Bank and the Swing Line Lender, as the case may be, hereby agrees that any Increased Cost Notice from it to Borrower shall be delivered to Borrower no later than 90 days following the end of any financial period with respect to which such compensation is sought. If Borrower and such Bank, or the Swing Line Lender, as the case may be, are unable to agree to an adjustment within 30 days of the day on which the Borrower receives such notice, then, commencing on such thirtieth day and retroactive to the date of such notice (but not earlier than the effective date of any such change), the fees payable to such Bank, or the Swing Line Lender, as the case may be, hereunder shall increase by an amount which will, in such Bank's, or the Swing Line Lender's, as the case may be, reasonable determination, provide adequate compensation. Such Bank, or the Swing Line Lender, as the case may be, shall allocate such cost increases among its customers in good faith and on an equitable basis.

            (c) The certificate of such Bank, or the Swing Line Lender, as the case may be as to the additional amounts payable pursuant to this Section 2.7 delivered to Borrower, in the absence of manifest error, shall be conclusive as to the amount thereof. A claim by any Bank, or the Swing Line Lender, as the case may be, for all or any part of any additional amount required to be paid by Borrower under this Section 2.7 may be made at any time and from time to time as the occasion therefor may arise. The protection of this Section 2.7 shall be available to such Bank and the Swing Line Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition that has been imposed. In the event that any such law, regulation or condition is subsequently held to be invalid or inapplicable and the result thereof is to eradicate any such additional cost, reduction or payment, such Bank, or the Swing Line Lender, as the case may be, shall promptly pay to Borrower an amount equal to the amount of compensation paid by Borrower to such Bank, or the Swing Line Lender, as the case may be, for its account as a result of such invalid or inapplicable law, regulation or condition.

       SECTION 2.8.  Existing Indebtedness; Existing Fees; Existing Interest;
                     --------------------------------------------------------
  Use of Proceeds.
  ---------------

            (a) The proceeds of the Initial Revolving Credit Loans shall be used to refinance the Existing Indebtedness that is to be repaid pursuant to this
  Section 2.8. Notwithstanding the provisions of subsections 2.8(b) - 2.8(e) below, the Notes executed in connection with this Agreement shall amend, restate, replace and supersede the Notes made by Borrower to the order of the Banks in connection with the Prior Agreement (the "Prior Notes"); provided, however, that the execution and delivery of the Notes shall not in any circumstance be deemed to have terminated, extinguished or discharged the Borrower's indebtedness under such Prior Notes, all of which indebtedness shall continue under and be governed by the Notes and the documents, instruments and agreements executed pursuant hereto or in connection herewith. The Notes are a replacement, consolidation, amendment and restatement of the Prior Notes and ARE NOT A NOVATION.

            (b) With respect to all loans outstanding under the Prior Agreement, the Borrower shall pay to each applicable Bank directly, on the Effective Date, the then outstanding principal balance of each such loan together with all accrued and unpaid Existing Interest with respect thereto and any amounts required pursuant to Section 2.11 of the Prior Agreement.

            (c) The Borrower shall pay to each Bank directly, on the Effective Date, all Existing Fees then owed to such Bank.

            (d) It is expressly agreed that each Bank shall deal directly with Borrower to obtain payment of the Existing Indebtedness, Existing Interest and Existing Fees owed to such Bank. The Agent shall have no responsibility for ensuring that Borrower makes any of the payments required pursuant to this
  Section 2.8, or that the amount of any such payment is correct. The Agent shall have no liability to any Bank or to Borrower for any matter directly or indirectly related to any such payment.

            (e) The proceeds of all Revolving Credit Loans, (other than the Initial Revolving Credit Loans), Swing Line Loans and the Term Loans made to Borrower hereunder shall be used only (i) to fund Medallion Loans and Commercial Loans made in the ordinary course of Borrower's business and which are in compliance with the SBI Act and the SBA Regulations promulgated thereunder, (ii) to make Investments which are in compliance with the SBI Act and the SBA Regulations promulgated thereunder, (iii) to refinance the Commercial Paper; provided, that, Revolving Credit Loans shall only refinance
                    --------  -----
  the Commercial Paper as long as no Default or Event of Default then exists or would exist as a result thereof and (v) for other working capital purposes.

       SECTION 2.9. Payment on Non-Business Days.
                    ----------------------------

       Whenever any payment to be made under the Notes (other than principal of or any interest on LIBO Rate Loans), this

  Agreement, or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of interest or fees, as the case may be.

       SECTION 2.10.  Term of Revolving Credit Commitments.
                      ------------------------------------

            (a) Subject to the other provisions of this Section 2.10, (i) during the Initial Term, the Revolving Credit Commitment and other obligations of each Bank under this Agreement with respect to Revolving Credit Loans shall terminate on the last day of the Initial Term, and (ii) during any Renewal Term (as defined in Section 2.10(b) below), the Revolving Credit Commitment and other obligations of each Bank under this Agreement with respect to Revolving Credit Loans shall terminate on June 30 of the year immediately following the year in which such Renewal Term commenced.

            (b) Each Bank's Revolving Credit Commitment and other obligations under this Agreement with respect to Revolving Credit Loans (collectively, "Revolving Credit Obligations") shall be terminated on the last day of the
  -----------------------------
  Initial Term unless such Bank gives written notice of renewal, for a one year period, of its Revolving Credit Obligations to Borrower by April 30 of the year during which such obligations are to be terminated (April 30, 1999, in the case of the Initial Term) (the "Renewal Deadline"). Borrower shall then
                                      ----------------
  have until the fifth Business Day following the Renewal Deadline to reject (by written notice, which must be received by no later than 5:00 p.m., prevailing New York City time, on such fifth Business Day) any Bank's offer of renewal (the "Rejection of Renewal Deadline"). If any Bank has elected not to renew
        -----------------------------
  its Revolving Credit Obligations, then, not later than three Business Days after the Rejection of Renewal Deadline the Borrower shall provide each Bank and the Agent a list indicating each Bank that has elected to renew its Revolving Credit Obligations and all Banks who originally elected to renew their Revolving Credit Obligations shall have until the tenth Business Day following the Rejection of Renewal Deadline to reverse their decision and elect instead (by written notice to Borrower, which must be received by no later than 5:00 p.m., prevailing New York City time, on such tenth Business
  Day) not to renew such obligations (the "Renewal Reconsideration Deadline").
                                           --------------------------------
  The foregoing procedure with respect to the renewal of the Revolving Credit Obligations of each Bank under this Agreement shall be repeated each year following the Initial Term (each such year, a "Renewal Term") with the Renewal Deadline, the Rejection of Renewal Deadline and the Renewal Reconsideration Deadline to be applicable in each such year, until there are no longer any Revolving Credit Commitments outstanding. In the event that any Bank elects to extend its Revolving Credit Obligations for a Renewal Term or Terms, (i) the expiration, termination, Maturity and Term Out Date of such Obligations outstanding at the commencement of, or made during, the Renewal Term shall be the June 30 of the year to which such financing arrangement shall be extended by such renewal, and (ii) each Revolving Credit Note shall be deemed amended to reflect the extended Maturity. If any Bank elects not to renew its Revolving Credit Obligations, or if Borrower rejects any Bank's offer to renew its Revolving Credit Obligations, then, on the Term Out Date of such Bank's Revolving Credit Loan(s), such Bank shall make a Term Loan to Borrower in accordance with the provisions of Section 2.1(b) hereof. The procedures set forth above shall also separately apply to the Swing Line Lender with respect to the Swing Line Commitment; provided, that, in the event all Banks extending Revolving Credit
              --------  ----
  Loans elect not to renew as set forth above, the Swing Line Lender shall be deemed to have made a similar election.

            (c) Within five Business Days after the commencement of any Renewal Term, the Agent shall revise Exhibit A hereto if required in connection with
                               ---------
  any change in the Aggregate Revolving Credit Commitment.

            (d) Notwithstanding the foregoing provisions of this Section 2.10, upon the occurrence of an Event of Default, the provisions of Article IX hereof shall apply and the Agent may take any action permitted or required thereunder.

            (e) The occurrence of the Termination Date shall not release, terminate or limit the rights or remedies of the Agent, or any Bank, or the obligations under this Agreement or any other Loan Document of Borrower, and such rights and remedies and such obligations shall survive until Borrower shall have fully paid and performed all its obligations hereunder and thereunder in full.

       SECTION 2.11.  Funding Losses.
                      --------------

            (a) Borrower shall pay, within 10 days after demand therefor, such amount as will compensate the Banks and the Swing Line Lender for any loss or reasonable expense they may sustain as a consequence of (i) the receipt or recovery or conversion for any reason (including, without limitation, as a consequence of acceleration pursuant to Article IX hereof, a voluntary or mandatory prepayment pursuant to Section 2.5 hereof, or a mandatory conversion pursuant to Section 2.13 hereof) of all or any part of a Fixed Rate Loan prior to the last day of the applicable Interest Period, or Swing Line Interest Period, as the case may be, therefor, or (ii) any failure to borrow, convert to or continue any Fixed Rate Loan as such after submitting a Loan Request (whether oral or written) relating thereto, including, but not limited to, (A) any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain a Fixed Rate Loan or any part thereof or (B) any loss of margin on reemployment of the funds so received or recovered.

            (b) Each Bank shall be entitled to fund its Revolving Credit Loans and Term Loans in such manner as it may determine in its sole discretion, including without limitation the London interbank market and the New York secondary market; provided, however, that, for the purposes of calculations
                    --------  -------
  under this Section 2.11, each LIBO Rate Loan shall be deemed to have been funded by the purchase in the London interbank market of a Dollar deposit in an amount comparable to the principal amount of such LIBO Rate Loan and having a maturity comparable to the applicable Interest Period therefor.

            (c) A certificate of any Bank or the Swing Line Lender, as the case may be, as to any additional amounts payable pursuant to this Section 2.11 setting forth in reasonable detail the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by such Bank set forth therein. A claim by any Bank or the Swing Line Lender for all or any part of any additional amount required to be paid by Borrower under this Section 2.11 may be made at any time and from time to time as often as the occasion therefor may arise.

       SECTION 2.12.  Alternate Rate of Interest.
                      --------------------------

            (a) In the event, and on each occasion prior to the commencement of any Interest Period for any LIBO Rate Loans, (i) the Required Banks shall have notified the Agent that they have determined, or the Agent or Fleet shall have determined, that Dollar deposits in an amount comparable to the principal amount of such LIBO Rate Loan and having a scheduled maturity comparable to the Interest Period set forth in the related Loan

  Request are not generally available in the London interbank market or (ii) the Agent or Fleet shall determine that reasonable means do not exist for ascertaining the LIBO Base Rate, the Agent, as soon as practicable thereafter, shall give oral notice of such determination to Borrower, promptly confirmed in writing (which may be by teletransmission). In the event of any such determination and until the Agent notifies Borrower (and provides a copy of this notice to the Banks) that the circumstances giving rise to such notice no longer exist, no Revolving Credit Loans or Term Loans will be made as LIBO Rate Loans and no Revolving Credit Loans or Term Loans will be converted to or continued as LIBO Rate Loans, but shall convert to Prime Rate Loans at the end of the applicable Interest Period, if any, therefor. Each determination by a Bank, or the Agent or Fleet, as the case may be, hereunder shall be conclusive absent manifest error.

       SECTION 2.13.  Changes In Legality.
                      -------------------

            (a) If, anything to the contrary herein contained notwithstanding, any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy, whether or not having the force of law), by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing shall make it unlawful or improper for any Bank to make or maintain any Revolving Credit Loans or any Term Loan as LIBO Rate Loans, then, by oral notice to Borrower and the Agent, promptly confirmed in writing (which may be by teletransmission), such Bank may:

            (i) declare that its Revolving Credit Loans or Term Loans thereafter will not be made by it as LIBO Rate Loans, whereupon Borrower shall be prohibited from requesting Revolving Credit Loans or Term Loans as LIBO Rate Loans unless and until such declaration is withdrawn; and

            (ii) require that all its outstanding Revolving Credit Loans or its Term Loan that are LIBO Rate Loans be converted to Prime Rate Loans, in which event all such Revolving Credit Loans or Term Loans shall be converted automatically to Prime Rate Loan(s) as of the end of their applicable Interest Periods or as of such earlier date as may be required of such Bank for the lawful or proper conduct of its lending activities.

       SECTION 2.14.  Participations.
                      --------------

       Borrower may grant participations to other Persons of Borrower's choosing in a portion of its rights and/or obligations under any Loan; provided,
                                                                --------
  however, that any such participation shall be granted pursuant to a form of
  -------
  participation agreement which shall provide, among other things, that (a) Borrower shall service such Loan, (b) any participant thereunder shall be entitled to no more than its pro rata share of the Underlying Collateral
                               --------
  securing such Loan and to no more than principal and interest under such Loan,
  (c) Borrower's interest shall be pari passu or superior in right of payment to the interest of such participant in such Loan and (d) Borrower's rights to any payment under such Loan shall be prior to, or pro-rata with, any such participant. Upon request by the Agent or the Required Banks, Borrower shall provide the Banks in writing with a description of all Loans in respect of which participations have been granted.

       SECTION 2.15.  Commercial Paper Borrowings.
                      ---------------------------

       Pursuant to the Commercial Paper Dealer Agreement and the Paying Agency Agreement, the Borrower expects to issue Commercial Paper from time to time. The Borrower, the Banks and the Agent agree that the Commercial Paper is secured pari passu with the Obligations in accordance with the terms of the Bank Security Agreement. The Borrower will notify the Agent (which may be by telephone, followed promptly by written notice) on each day when the outstanding CP Debt increases. When the Borrower desires to use a Revolving Credit Loan to repay any amount of CP Debt, the Borrower will follow all of the required procedures under this Article II relating to a Revolving Credit Loan and will in addition advise the Agent to transfer the proceeds of such Revolving Credit Loans to the Paying Agent for the Commercial Paper; provided,
                                                                       ---------
  that no such borrowing of a Revolving Credit Loan will be authorized if at the
  ----
  time thereof a Default or Event of Default exists or would exist as a result thereof. Neither the Agent, the Documentation Agent, the Swing Line Lender nor any Bank shall have any liability for any act or omission of any Paying Agent, including any liability for the failure to make timely payment to any CP Holder.

  ARTICLE 3.  FEES AND PAYMENTS

       SECTION 3.1. Fees.
                    ----

       (a) Commitment Fees.  Borrower shall pay to the Agent, for the pro rata
           ---------------
  benefit of each Bank (based on each Bank's Percentage of the Revolving Credit Commitment), a fee (the "Commitment Fee") equal to the Applicable Commitment Percentage of the average daily unused portion of the Aggregate Revolving Credit Commitment (Swing Line Loans shall not be deemed to be a used portion of the Aggregate Revolving Credit Commitment). Such fee shall be payable to the Agent for the period from the Effective Date to and including the last day of the Revolving Credit Commitment Period, payable quarterly in arrears on the first day of each calendar quarter during the Revolving Credit Commitment Period, commencing with the first such date after the Effective Date, and ending on the Termination Date. Fees shall be calculated for each month on the basis of a 360-day year for the actual number of days elapsed in such month.

       (b) Agent Fees.  The Borrower agrees to pay to the Agent, for its own
           ----------
  account, all the fees set forth in the Fee Letter.

       SECTION 3.2.  Payments.
                     --------

            (a)  Routine Payments.    Except as otherwise specifically provided
                 ----------------
  in this Agreement, each payment (including each prepayment) by Borrower pursuant to this Agreement or the Notes, whether in respect of principal, interest, or increased costs and the Commitment Fees and all other fees to be paid to the Agent, the Swing Line Lender and the Banks in connection with the Loan Documents (collectively, "Payments"; and the portion of such payments that are on account of the Commitment Fee, together with all of such other fees, is sometimes hereinafter collectively referred to as the "Fees") shall be made by the Borrower without set-off, withholding, deduction, or counterclaim, to the Agent at the applicable Agent Payment Office in funds immediately available to the Agent at such office by 12:00 noon (local time in the city in which such Agent Payment Office is located) on the due date for such Payment. The failure of the Borrower to make any such Payment by such time shall not constitute a default hereunder, provided that such payment is made on such due date, but any such Payment made after 12:00 p.m. (local time in the city in which such payment is to be made in accordance with the terms hereof) on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the applicable loans. Subject to Section 9.5, promptly upon receipt thereof by the Agent, (a) each Payment of principal and interest on the Revolving Credit Loans, Term Loans and Swing Line Loans shall be remitted by the Agent in like funds as received to each Bank and the Swing Line Lender, as the case may be, pro rata according to its Exposure Percentage of such loans, and (b) each payment of the Commitment Fee shall be remitted by the Agent in like funds as received to each Bank pro rata according to such Bank's Revolving Credit Commitment.

            (b) Alternate Payment Dates. If any Payment hereunder shall be due
                -----------------------
  and payable on a day which is not a Business Day the due date thereof (except as otherwise provided in this Agreement) shall be extended to the next Business Day and (except with respect to Payments in respect of the Fees) interest shall be payable at the applicable rate specified herein during such extension, provided, however, that, if such next Business Day is after the Maturity of such loan, any such payment shall be due on the immediately preceding Business Day.


       SECTION 3.3.  Taxes.
                     -----

            (a) Any and all payments by Borrower pursuant to this Agreement, the Revolving Credit Notes, the Term Notes or the Swing Line Note shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding franchise taxes imposed on the Agent, the Swing Line Lender or any Bank by the jurisdiction under the laws of which the Agent, the Swing Line Lender or such Bank is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Agent, or the Swing Line Lender or any Bank, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.3) the Agent, the Swing Line Lender or such Bank shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) Borrower shall deliver to the Agent evidence of such payment to the relevant Governmental Authority.

            (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any State or political subdivision thereof or any applicable foreign jurisdiction that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes") and to deliver to the Agent and the Banks evidence of such payment to the relevant Governmental Authority.

            (c) Borrower will indemnify the Agent, the Swing Line Lender and the Banks for the full amount of Taxes and Other Taxes (including without limitation Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.3) paid by the Agent, the Swing Line Lender or any Bank (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 10 days after written demand therefor by the Agent, the Swing Line Lender or any Bank. Should Borrower elect to contest whether or not the Taxes or Other Taxes giving rise to its indemnification obligation hereunder were correctly or legally asserted, the Agent, the Swing Line Lender or the Bank being indemnified agrees to cooperate in such contest, at Borrower's expense, and to make available to Borrower such books and records as may be reasonably necessary and useful in connection with such contest.

            (d) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 3.3 shall survive the payment in full of principal, interest, fees and other amounts hereunder and under the other Loan Documents.

            (e) Each Bank, if any, that is not organized under the laws of the United States of America or any State agrees (i) prior to the first payment to such Bank of any amounts due to such Bank under the Loan Documents, upon request by Borrower, to execute and deliver to Borrower completed counterparts of IRS Form W-8, 1001, or 4224 (or any successor thereto or substitute therefor), as applicable, and (ii) thereafter, upon request by Borrower from time to time in order to maintain the effectiveness and accuracy of such tax forms and otherwise to comply with United States tax laws, to execute and deliver to Borrower additional or supplemental tax forms with respect to amounts due to such Bank under the Loan Documents.

  ARTICLE 4.  REPRESENTATIONS AND WARRANTIES

       In order to induce the Agent, the Swing Line Lender and the Banks to enter into this Agreement and to make the Revolving Credit Loans, Swing Line Loans and Term Loans, Borrower hereby makes the following representations and warranties, which shall survive the execution and delivery of the Loan Documents and (except to the extent that any of such representations and warranties expressly relate to earlier dates) shall be deemed repeated and confirmed as of each date on which any Revolving Credit Loans, Swing Line Loans or Term Loans are requested by Borrower or made by any Bank or the Swing Line Lender, as the case may be:

       SECTION 4.1. Corporate Status.
                    ----------------

       Borrower is a duly organized and validly existing corporation in good standing under the laws of its state of incorporation, is properly licensed and has the corporate power and authority and the legal right to own its property and conduct the business in which it is engaged or presently proposes to engage and is duly licensed and qualified as a foreign corporation in good standing under the laws of each jurisdiction where the failure to qualify as such would have a Material Adverse Effect.

       SECTION 4.2.  Subsidiaries.
                     ------------

       Except as set forth on Schedule III hereof (as the same may be amended from time to time to include entities the Tangible Net Worth of which constitute less than 5% of the Tangible Net Worth of Borrower), there are no corporations of which Borrower owns, directly or indirectly, shares of capital stock having in the aggregate 50% or more of the total combined voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors of such corporation; nor are there any corporations, partnerships, joint ventures or other entities in which Borrower has, or pursuant to any agreement has the right to acquire at any time by any means, directly or indirectly, an equity interest or investment.

       SECTION 4.3.  Location of Offices, Books and Records.
                     --------------------------------------

       Schedule I annexed hereto, as amended from time to time pursuant to
  Section 6.9 hereof, completely and accurately lists all places (i) at which Borrower maintains its books and records relating to, among other things, its Loans, (ii) at which Borrower has any places of business and (iii) at which Borrower has its chief executive office.

       SECTION 4.4.  Corporate Power; Authorization.
                     ------------------------------

       Borrower has the corporate power and authority and the legal right to make, deliver and perform this Agreement and the other Loan Documents to which it is a party. Borrower has taken all necessary corporate action (including, but not limited to, the obtaining of any consent of stockholders required by law or by the Certificate of Incorporation or By-Laws of Borrower) to authorize the execution, delivery and performance of the Loan Documents to which it is a party or by which it is otherwise affected and to authorize the transactions contemplated hereby and thereby.

       SECTION 4.5.  Enforceable Obligations.
                     -----------------------

       Each Loan Document, and each other instrument and document executed by Borrower and delivered to the Agent pursuant to Section 5.1 hereof, constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and general principles of equity, and there are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against, or affecting, Borrower or any of its officers or directors calling into question the legality, validity or enforceability of any thereof.

       SECTION 4.6.  No Violation of Agreements; Compliance with Law.
                     -----------------------------------------------

       Borrower is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it or any of its properties may be bound. Neither the execution and delivery of the Loan Documents nor any of the instruments and documents to be delivered by Borrower pursuant to this Agreement or the other Loan Documents, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof will violate any law or regulation, or any order or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which it may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Borrower except as expressly permitted by this Agreement, or violate any provision of the Certificate of Incorporation, By-Laws or any preferred stock provisions of Borrower.

       SECTION 4.7.  Agreements.
                     ----------

       Borrower is not a party to any agreement or instrument or subject to any corporate restriction (including any restriction set forth in its Certificate of Incorporation, By- Laws or preferred stock provisions) that could have a Material Adverse Effect.

       SECTION 4.8.  No Material Litigation.
                     ----------------------

       There are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened, against, or affecting Borrower or any of its officers or directors before any court, arbitrator or governmental or administrative body or agency which, if adversely determined, might have a Material Adverse Effect. No injunction, writ, restraining order or other order of any nature adverse to Borrower or the conduct of its business or inconsistent with the due consummation of such transactions has been issued by any Governmental Authority. Borrower is not in default under any applicable statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over Borrower.

       SECTION 4.9.  Good Title to Properties.
                     ------------------------

       Borrower has good and marketable title to all its properties and assets, subject to no Liens of any kind (except as expressly permitted under this Agreement).

       SECTION 4.10.  Margin Regulations.
                      ------------------

       Borrower does not own any "margin stock" as such term is defined in Regulation U as amended (12 C.F.R. Part 221), issued by the Board and is not obligated to register with the Board as a "lender" as such term is defined in Regulation G as amended (12 C.F.R. Part 207), issued by the Board. The proceeds of the borrowings made pursuant to this Agreement will be used by Borrower only for the purposes set forth in Section 2.8 hereof. None of such proceeds and none of the proceeds of any loan or advance made by Borrower will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purposes of maintaining, reducing or retiring any Indebtedness that originally was incurred to purchase or carry margin stock or for any other purpose that might constitute any of the Revolving Credit Loans, Swing Line Loans or Term Loans under this Agreement or any such loans or advances a "Purpose credit" within the meaning of said Regulations G and U or Regulation X (12 C.F.R. Part 224) of the Board. Neither Borrower nor any agent acting in its behalf has taken or will take any action that might cause this Agreement or any of the documents or instruments delivered pursuant hereto or other Loan Documents to violate any regulation of the Board or to violate the Securities Exchange Act of 1933, as amended.

       SECTION 4.11. SBIC.
                     ----

       Borrower is, and has been since the date of its incorporation, a qualified SBIC. Borrower is in compliance with all conditions or requirements imposed by the SBA or any other applicable Governmental Authority with respect to its status as a SBIC including, without limitation, all conditions and requirements imposed under the SBI Act and the SBA Regulations promulgated thereunder.

       SECTION 4.12.  Investment Company.
                      ------------------


       Each of Borrower and Medallion Financial is an "investment company," as such term is defined in the 1940 Act. The acquisition of the Notes by the Banks, the application of the proceeds and repayment thereof by Borrower and the performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

       SECTION 4.13.  Disclosure.
                      ----------

       No representation or warranty made by Borrower in any Loan Document or any other document furnished from time to time in connection herewith or therewith contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to Borrower or any of its officers or directors which has, or which in the future might have, in the reasonable judgment of Borrower, a Material Adverse Effect, except as set forth or referred to in this Agreement or in another document or instrument heretofore furnished to the Banks.

       SECTION 4.14.  Taxes and Claims.
                      ----------------

       Borrower has filed or caused to be filed, all Federal, state and local tax returns and reports which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or charges imposed on it or any of its property by any Governmental Authority (other than those the amount or validity of which are currently being diligently contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of Borrower); and no tax liens have been filed and, to the knowledge of Borrower, no claims are being asserted with respect to any such taxes, fees or other charges. Borrower, to the best of its knowledge, has paid and discharged all lawful claims for labor, material, supplies and anything else which might or could, if unpaid, become a Lien on any of its properties (other than those the amount or validity of which are currently being diligently contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of Borrower).

       SECTION 4.15.  Licenses and Permits.
                      --------------------

       Borrower possesses all the licenses, permits, approvals and consents of Federal, state and local governments and regulatory authorities) and rights in any thereof, adequate for the conduct of its business as now conducted, without conflict with the rights or claimed rights of others. Borrower has not received any notice nor does Borrower have any knowledge or reason to believe that any appropriate authority intends to cancel, terminate or modify any of such licenses or permits or that valid grounds for such cancellation, termination or modification exist.

       SECTION 4.16.  Consents.
                      --------

       No consent, authorization or action of, or filing with, any Governmental Authority or any other Person is required to authorize, or is otherwise required of Borrower in connection with, the execution, delivery, performance, validity or enforceability of the Loan Documents or any of the instruments or documents to be delivered pursuant to the Loan Documents.

       SECTION 4.17.  Employee Benefit Plans.
                      ----------------------

            (a) None of the Plans maintained at any time by Borrower, or any ERISA Affiliate thereof or the trusts created thereunder has engaged in a Prohibited Transaction which could subject any such Plan or trust to a material tax, liability or penalty on or resulting from Prohibited Transactions imposed under Code Section 4975 or ERISA.

            (b) None of the Plans which are employee pension benefit plans maintained at any time by Borrower, or any ERISA Affiliate thereof, or the trusts created thereunder has been terminated in a manner that results or could result in a liability to Borrower in excess of $50,000, nor has Borrower, any ERISA Affiliate thereof, or any such Plan of Borrower or any ERISA Affiliate incurred any liability to the PBGC in excess of $50,000, other than for required insurance premiums which have been paid when due; neither Borrower nor any ERISA Affiliate has withdrawn from or caused a partial withdrawal to occur with respect to any Multiemployer Plan within the meanings of Sections 4203 and 4205 of ERISA the effect of which was a liability or potential liability to Borrower in excess of $50,000; and Borrower and each ERISA Affiliate has made or provided for all contributions to all employee pension benefit plans which they maintain and which were required under ERISA or the Code as of the end of the most recent fiscal year under each such plan; no such employee pension benefit plan has incurred any Accumulated Funding Deficiency the effect of which was a liability or potential liability to Borrower in excess of $50,000, whether or not waived; nor has there been any Reportable Event, or other event or condition which presents a risk of termination of any such Plan by the PBGC, which termination could result in a potential liability to Borrower in excess of $50,000.

            (c) The present value of all accrued benefits under the Plans, if any, which are employee pension benefit plans did not, as of the most recent valuation date for each such Plan, exceed by more than $50,000 the then current value of the assets of such Plans allocable to such accrued benefits.

            (d) Each employee pension benefit plan maintained by Borrower and each ERISA Affiliate has been administered in accordance with its terms and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rulings.

            (e) As used in this Section 4.17 the term "employee Pension benefit Plan" and "accrued benefits" shall have the respective meanings assigned to them in ERISA.

       SECTION 4.18. Financial Condition.
                     -------------------

       The consolidated balance sheets of the Borrower for the fiscal years ended March 31, 1995, 1996 and 1997 and the related consolidated statements of income, retained earnings and cash flow for the fiscal years ended on said dates, as certified by the Independent Public Accountants present fairly the consolidated financial condition of the Borrower as at the date of each such balance sheet, and the results of its operations for such period. All such financial statements have been prepared in accordance with GAAP applied on a basis consistent with that of the comparable preceding period, and since the dates of the financial statements mentioned above, there has been no material adverse change in the consolidated condition, financial or otherwise, of the Borrower.

       SECTION 4.19.  Environmental Laws, Etc.
                      -----------------------

            (a) All Property heretofore, now or hereafter owned or operated by Borrower complied, complies and will comply in all material respects with all applicable Federal, state and local, environmental, health and safety statutes, guidelines, codes, ordinances and regulations;

            (b) such Property does not contain and is not being and has not been used to generate, manufacture, refine, produce, store, handle, transfer, process, dispose of, or transport, any Hazardous Materials in violation of any material applicable Federal, state or local law or regulation; and

            (c) there are no underground storage tanks or surface impoundments located on, under, or within such Property in violation of any material applicable Federal, state or local law or regulation.

       SECTION 4.20.  Event of Default.
                      ----------------

       No event has occurred and is continuing that constitutes a Default or an Event of Default or would constitute such a Default or Event of Default after notice or lapse of time or both.

       SECTION 4.21.  Solvency.
                      --------

       Borrower is Solvent, and will not, as a result of the transactions contemplated hereby or by the Loan Documents become not Solvent.

       SECTION 4.22.  Priority.
                      --------

       Except as otherwise permitted hereunder, the Agent, for the ratable benefit of the Banks, the Swing Line Lender and the CP Holders, has a valid and perfected first priority security interest (subject to the terms of the Intercreditor Agreement) in and to all Collateral, enforceable against Borrower and all third parties in all relevant jurisdictions and securing the payment of the Revolving Credit Loans, Swing Line Loans and Term Loans and all other sums payable under or in connection with the Loan Documents.

       SECTION 4.23.  Advertising, Origination and Servicing Activities.
                      -------------------------------------------------

       All advertising, origination and servicing activities, procedures and materials used with regard to any Loan made or accounts acquired, collected or serviced by Borrower comply with all applicable Federal, state and local laws, ordinances, rules and regulations, including but not limited to those related to usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, rescission rights and disclosures, except where failure to comply would not have a Material Adverse Effect.

       SECTION 4.24.  Activities.
                      ----------

       The only transactions engaged in by Borrower in the ordinary course of its business consist of: (i) the making and servicing of Loans and Investments in compliance with the SBI Act and the SBA Regulations promulgated thereunder; and (ii) transactions incidental to the foregoing.

  ARTICLE 5.  CONDITIONS PRECEDENT

       SECTION 5.1.  Conditions to Initial Revolving Credit Loan and Initial
                     -------------------------------------------------------
  Swing Line Loan.
  ---------------

       The obligation of (i) the Banks to make the Initial Revolving Credit Loan and (ii) the Swing Line Lender to make its first Swing Line Loan hereunder, are each subject to the satisfaction on the Effective Date of the following conditions precedent:

            (a) The Agent and the Swing Line Lender shall have received, on or before making the initial Swing Line Loan, the Swing Line Note conforming to the requirements hereof in the form of Exhibit D hereto, executed by an
                                         ---------
  Authorized Representative of Borrower; and the Agent and each Bank shall have received, on or before making the Initial Revolving Credit Loan, the following, each in form and substance satisfactory to the Agent and each Bank in all respects:

                 (i) a Revolving Credit Note conforming to the requirements hereof in the form of Exhibit B hereto, executed by an Authorized
                                  ---------
            Representative of Borrower;

                 (ii) evidence satisfactory to the Banks that there is no outstanding Indebtedness or Liens except Permitted Indebtedness and Permitted Liens;

                (iii) the Borrower Security Agreement in the form of Exhibit E,
                                                                     ---------
            executed by an Authorized Representative of Borrower;

                 (iv) a copy of the duly executed Intercreditor Agreement
            substantially in the form of Exhibit G (and the Agent shall have
                                         ---------
            received an original copy of such Intercreditor Agreement); provided, that, this condition shall only be a condition precedent
            -------- -----
            to the first extension of credit after the Merger has become effective);

                 (v) evidence satisfactory to the Banks that the Borrower
            Financing Statements have been filed and confirmation thereof received in a form acceptable to the Required Banks, such that the security interests described therein constitute valid and perfected first priority security interests, subject only to Liens permitted pursuant to Section 8.1 hereof;

                 (vi) the results of a search of all filings made against Borrower under the UCC as in effect in any relevant state, indicating that the Collateral is free and clear of any Lien or encumbrance, other than Permitted Liens;

                (vii) opinions of counsel to Borrower substantially in the form of Exhibit J hereto; such opinion shall also cover such other
               ---------
            matters incident to the transactions contemplated by this Agreement and the other Loan Documents as the Required Banks reasonably may require;

               (viii) a copy of the Certificate of Incorporation of Borrower and all amendments thereto, certified as of the date hereof by the Chief Operating Officer of Borrower;

                 (ix) copies of the By-laws of Borrower in effect as of the Effective Date, certified by the Chief Operating Officer of Borrower;

                 (x) certified copies of the resolutions of the Board of Directors of Borrower approving each of the Loan Documents and each of the other instruments and documents to be executed by it and delivered to the Banks pursuant to this Agreement or any other Loan Document, certified by the Chief Operating Officer of Borrower, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect thereto;

                 (xi) certificates of the Chief Operating Officer of Borrower certifying the names and true signatures of the officers of Borrower authorized to sign each document to which it is a signatory and which is to be delivered by it hereunder or pursuant to any other Loan Document to which it is a party;

                (xii) a certificate of the Chief Executive Officer and the Chief
            Financial Officer of Borrower to the effect that (A) the financial statements referred to in Section 4.18 hereof present fairly the financial condition of Borrower as of the date and for the period of such financial statements and (B) no material adverse change in the condition, financial or otherwise, of Borrower has occurred since the date of such financial statements;

               (xiii) a certificate of an Authorized Representative of Borrower to the effect that Borrower has in effect all insurance coverage required pursuant to Section 6.3 hereof;

                (xiv) originals of instruments and other documents constituting part of the Collateral or Underlying Collateral as the Agent may request in order to perfect its security interest, on behalf of the Banks, in such Collateral;

                 (xv) copies of all other documents, instruments and agreements requested by the Agent in connection with the transactions contemplated by this Agreement and the other Loan Documents; and

                 (xvi) a Borrowing Base Certificate in the form of Exhibit I.
                                                                   ---------

                      (b) Borrower is a corporation duly organized and validly
            existing, has all licenses, permits and authorizations necessary to own its properties and to carry on its business as now conducted and proposed to be conducted and is in good standing in the jurisdiction of its organization and in each other jurisdiction in which the nature of its business or ownership or use of its property requires such qualification and the Agent shall receive such evidence thereof, as it or the Required Banks may request.

            (c) All requisite corporate action and proceedings, as the case may be, in connection with the Loan Documents shall be satisfactory in form and substance to the Agent and the Banks, and the Agent and the Banks shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings which the Agent, the Banks and Emmet, Marvin & Martin, as counsel to the Agent, may have requested in connection therewith, such documents, where so requested, to be certified by appropriate corporate officers or Governmental Authorities.

            (d) All necessary approvals, authorizations and consents, if any be required, of any Governmental Authority having jurisdiction with respect to any of the Collateral and the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained. In addition, Borrower shall be in compliance with all laws, rules, regulations, orders and administrative guidelines applicable to the operation of its business, including, without limitation, those of the SBA.

            (e) All representations, warranties, covenants and agreements contained in any Loan Document shall be true and correct in all material respects, and shall have been performed (to the extent required to be performed on or prior to the Effective Date), as of the Effective Date.

            (f) Borrower shall have paid to each Bank the sums set forth in
  Section 2.8 hereof that are required to be paid to such Bank on or before the Effective Date.

       SECTION 5.2.  Conditions to All Revolving Credit and Term Loans.
                     -------------------------------------------------

       The obligation of the Banks to make any Revolving Credit Loans (including the Initial Revolving Credit Loan) and any Term Loans and the obligation of the Swing Line Lender to make any Swing Line Loan (including any initial Swing Line Loan) is further subject to the satisfaction of the following conditions precedent:

            (a) each of the representations and warranties made by Borrower in or pursuant to any Loan Document or which are contained in any agreement, instrument, certificate, document or other writing furnished at any time under or in connection herewith or therewith shall be true and correct in all material respects when made and on and as of the date of the making of such Revolving Credit Loan or Term Loan or Swing Line Loan (except to the extent any representation or warranty expressly relates to an earlier date);

            (b) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Revolving Credit Loans or Term Loans or Swing Line Loans to be made on such date;

            (c) no event, act or condition having or causing a Material Adverse Effect with respect to Borrower has occurred since the Effective Date;

            (d) after taking into account Revolving Credit Loans and/or Term Loans and/or Swing Line Loans to be made on such date, Net Finance Assets shall be in an amount at least equal to the Minimum Asset Coverage.

  Each borrowing by Borrower hereunder shall constitute a representation and warranty by Borrower as of the date of such borrowing that the conditions in clauses (a), (b), (c) and (d) of this Section 5.2 have been satisfied.


  ARTICLE 6.  AFFIRMATIVE COVENANTS

       Borrower covenants and agrees that, until the Notes together with interest and all other Indebtedness of Borrower to the Agent, the Swing Line Lender or the Banks under the Loan Documents are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, unless specifically waived in writing by the Agent and the Required Banks:

       SECTION 6.1.  Financial Statements and Other Information.
                     ------------------------------------------

       Borrower shall furnish to the Agent and each Bank:

            (a) as soon as practicable and in any event within 30 days after the close of each calendar quarter, beginning with the calendar quarter ending December 31, 1997, a detailed schedule of all outstanding Loans of Borrower setting forth (i) the aging, on a contractual basis, of each Loan and (ii) the aggregate dollar amount of Loans as to which any amendments or modifications to or waivers of any terms thereof have been made during the quarter as a result of the Person to whom such Loan was made being unable to comply (for whatever reason) with the terms thereof;

            (b) as soon as practicable and in any event within 30 days after the close of each calendar quarter, beginning with the calendar quarter ending December 31, 1997, a schedule setting forth (i) the number of Medallion Rights pledged to Borrower as security for Loans made by it, (ii) the then outstanding aggregate principal amount of the Loans secured by such Medallion Rights and (iii) Borrower's good faith best estimate (along with supporting documentation) of the current fair market value of the operating rights and licenses evidenced by taxi medallions included in such Medallion Rights;

            (c) monthly, and not later than the 10th Business Day of each month, an updated Exhibit H which shall identify, with detail satisfactory to the
             ---------
  Agent, all SBA Collateral as of the last day of the immediately preceding month;

            (d) as soon as practicable and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending December 31, 1997, a balance sheet, a statement of income and retained earnings and a statement of cash flow of Borrower, as at the end of and for the quarterly period then ended and for the period commencing at the end of the previous fiscal year and ending with such quarter, setting forth the corresponding figures for the appropriate periods of the previous fiscal year in comparative form, all in reasonable detail (which detail shall include data as to non-accruals (and related collateral, repossessions, charge-offs and reconciliation for allowance for losses) and be reviewed by the Independent Public Accountants and certified by the President or Chief Financial Officer of Borrower to be true and correct and to have been prepared in accordance with GAAP (except for the omission of footnotes), subject to normal recurring year-end audit adjustments;

            (e) as soon as practicable and in any event within 90 days after the end of the fiscal year of Borrower commencing with the fiscal year ending March 31, 1998, a balance sheet, a statement of income and retained earnings and a statement of cash flow of Borrower, as at the end of and for the fiscal year just closed, setting forth the corresponding figures of the previous fiscal year in comparative form, all in reasonable detail (which detail shall include data as to non-accruals and related collateral, repossessions, charge-offs and reconciliation for allowance for losses), presented in a manner consistent with the financial statements of Borrower for the preceding fiscal year, and, with respect to such consolidated statements, certified (without any qualification or exception deemed material by the Agent or any Bank) by the Independent Public Accountants; and concurrently with such financial statements, a written statement, addressed to the Agent and the Banks, signed by such Independent Public Accountant to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained, as of the end of such fiscal year, any knowledge of the existence of any Default or Event of Default, or, if such accountants shall have obtained from such examination any such knowledge, they shall disclose in such written statement the Default or Event of Default;

            (f) concurrently with the delivery of the schedules or financial statements required to be furnished under Sections 6.1(a), or 6.(d) hereof, a certificate signed by the President or Chief Financial Officer of Borrower, and concurrently with the delivery of the financial statements required to be furnished under Section 6.1(e) hereof, a certificate signed by the Independent Public Accountants, and promptly upon the occurrence of any Default or Event of Default, a certificate signed by the President or Chief Financial Officer of Borrower or such Independent Public Accountants, if a Default or Event of Default shall have occurred during the period of their review, in each case stating (i) that a review of the activities of Borrower during such period has been made under his or their, as the case may be, immediate supervision with a view to determining whether Borrower has observed, performed and fulfilled all of its obligations under this Agreement, and (ii) that there existed during such period no Default or Event of Default (provided that, as to a certificate prepared by the Independent Public Accountants, such period, as it relates to the compliance by Borrower with covenants contained in Articles VII and VIII hereof shall apply to the fiscal period covered by their review) or if any such Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action Borrower proposes to take, or has taken, with respect thereto; each such certificate shall be accompanied by a schedule setting forth the computations as of the end of such period of the Debt-Equity Ratio (as defined under "Pricing Level") and of each of the financial ratios, tests or covenants specified in Article VII, 6.15, 8.2, 8.3, 8.4, and 8.14 hereof;

            (g) concurrently with the delivery of the financial statements required to be furnished under Section 6.1(e) hereof, (i) any management letters prepared by the Independent Public Accountants described above, setting forth weaknesses in the accounting and control procedures of Borrower and (ii) projections (in a format satisfactory to the Agent) for the fiscal year immediately following the fiscal year for which such financial statements were provided;

            (h) promptly upon receipt thereof, copies of (i) all financial reports (including, without limitation, management letters), if any, submitted to Borrower by its auditors in connection with each annual interim or special audit of its books by such auditors, (ii) all "vault count opinions" submitted to Borrower in connection with each inspection by such auditors of the documents evidencing Borrower's Loans and the Underlying Collateral securing such Loans, (iii) all audits submitted to Borrower by the SBA or any other Governmental Authority and (iv) all reports, letters or other documents submitted to Borrower by the SBA or any other Governmental Authority relating to a material change in Borrower's business or the rules and regulations promulgated by any Governmental Authority applicable thereto, including, without limitation, the SBI Act, the SBA Regulations, the 1940 Act and the Code;

            (i) a Borrowing Base Certificate indicating a computation of the Minimum Net Finance Assets (as defined in Section 7.3) (i) monthly (not later than 10 Business Days after the last day of each month) covering the period ending the last day of the immediately preceding month, and (ii) on the date an extension of credit is requested, covering the period commencing with the first day of the month such extension of credit is requested through the date thereof; and

            (j) with reasonable promptness, such other information respecting the business, operations and financial condition of Borrower as the Agent or any of the Banks from time to time reasonably may request.


       SECTION 6.2. Taxes and Claims.
                    ----------------

            (a) Borrower shall pay promptly when due, (i) all material sales, use, excise, personal property, income, withholding, corporate franchise and all other taxes, assessments and governmental charges upon or against or relating to Borrower or its ownership or use of any of its properties, assets, income or gross receipts unless and to the extent that such charges are being diligently contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of Borrower, and (ii) all lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a Lien or charge upon the properties or assets of Borrower or any of its Subsidiaries, which Lien would not be permitted under this Agreement, unless and to the extent such claims are being diligently contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of Borrower.

            (b) Borrower shall not permit, or suffer to remain, and will promptly discharge, any Lien (other than a Permitted Lien) arising from any unpaid tax, assessment, levy or governmental charge.

            (c) In the event Borrower shall fail to pay any such tax, assessment, levy or governmental charge or to discharge any such Lien (other than a Permitted Lien), then the Agent, without waiving or releasing any obligation or default of Borrower hereunder, may at any time or times hereafter, but shall be under no obligation to do so, make such payment, settlement, compromise or release or cause to be released any such Lien, and take any other action with respect thereto which the Agent deems advisable. All sums paid by the Agent in satisfaction of, or on account of any tax, levy or assessment or governmental charge, or to discharge or release any Lien, and any expenses, including reasonable attorneys' fees actually incurred, court costs and other charges relating thereto, shall become a part of the Obligations secured by the Collateral, payable on demand.

       SECTION 6.3. Insurance.
                    ---------

            (a) Borrower shall (i) keep all of its properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards and (ii) maintain adequate insurance at all times with responsible carriers against liability on account of damage to persons and property and under all applicable workmen's compensation laws. For the purposes of this Section 6.3(a), insurance shall be deemed adequate if the same is not less extensive in coverage and amount than is customarily maintained by other persons engaged in the same or similar business similarly situated.

            (b) Borrower, from time to time upon request of the Agent or any Bank, promptly shall furnish or cause to be furnished to the Agent and any such requesting Bank evidence, in form and substance satisfactory to the Agent and such Bank (if requested by a Bank), of the maintenance of all insurance required by this Section 6.3 to be maintained, including, but not limited to, such originals or copies as the Agent or such Bank may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments.

       SECTION 6.4.  Books and Records.
                     -----------------

       Borrower shall maintain, at all times, true and complete books, records and accounts in which true and correct entries shall be made of its transactions in accordance with GAAP consistently applied and in compliance with the regulations of any governmental regulatory body having jurisdiction over it.

       SECTION 6.5. Properties in Good Condition.
                    ----------------------------

       Borrower shall keep its properties in good repair, working order and condition (subject to such wear and tear as may occur in the ordinary course of business) and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

       SECTION 6.6.  Inspection by the Banks.
                     -----------------------

       Borrower shall allow any representative of the Agent or any of the Banks to visit and inspect any of the properties of Borrower to examine and audit the books of account and other records and files of Borrower, to make copies thereof and to discuss the affairs, business, finances and accounts of Borrower with its officers and employees, all at such reasonable times and as often as the Agent any of the Banks may request; provided, that, at least once
                                                   --------  ----
  each calendar year such an inspection shall be conducted by the Agent at the request of the Required Banks (or without such a request if the Agent shall deem it necessary or advisable). Reasonable expenses incurred in connection with one such audit and inspection requested by the Required Banks or the Agent each year shall be paid by Borrower, with any additional audits to be at the expense of the Bank performing the same, or at the expense of all Banks if conducted by the Agent, except that, if an Event of Default shall have occurred and be continuing, all such additional audits shall be at the expense of the Borrower.

       SECTION 6.7.  Pay Indebtedness to Agent and Perform Other Covenants.
                     -----------------------------------------------------

       Borrower shall (a) make full and timely payments to the Agent, for the ratable benefit of the Banks, and the Swing Line

  Lender, as the case may be, of the principal of and interest on the Notes and all other amounts owed by Borrower under or pursuant to the Loan Documents, whether now existing or hereafter arising and (b) duly comply with all the terms and covenants contained in each of the instruments and documents furnished in connection with or pursuant to this Agreement or the other Loan Documents, all at the times and places and in the manner set forth therein.

       SECTION 6.8.  Compliance With Laws.
                     --------------------

       Borrower shall comply with all applicable laws and regulations, including but not limited to, those of the SBA and Federal, state and local laws and regulations relating to consumer lending, disclosure, collection and licensing where the failure to so comply would have a Material Adverse Effect (other than those the validity of which are being diligently contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of Borrower).

       SECTION 6.9.  Notice of Certain Events.
                     ------------------------

       Borrower shall promptly, but in no event later than three Business Days after obtaining knowledge thereof, give written notice to the Agent and the Banks of: (a) any material litigation, including arbitrations, and of any investigations or proceedings before any Governmental Authority brought against Borrower, whether or not the claim is considered by Borrower to be covered by insurance, which might, if determined adversely, have a Material Adverse Effect, or where the amount involved, when added together with all other amounts involved in any other litigation, investigation, arbitration or proceeding affecting Borrower, would exceed $500,000, and Borrower shall, if requested by the Agent or the Required Banks, set up such reserves as the Agent or the Required Banks reasonably determine are necessary to protect the Agent or the Banks against loss; (b) any written notice of a violation received by Borrower from any Governmental Authority which, if such violation were established, might have a Material Adverse Effect; (c) any material attachment, judgment, lien, levy or order which may be placed on or assessed against or threatened against Borrower or the Collateral; (d) any Default or Event of Default or any event that, after notice or lapse of time or both, would become a Default or Event of Default; (e) any other matter that has or causes or may have or cause a Material Adverse Effect with respect to Borrower; (f) any Change of

  Control or proposed Change of Control; and (g) any change in the corporate name or corporate form of Borrower, or of any change in the information disclosed on Schedule I annexed hereto.

       SECTION 6.10.  Environmental Laws, Etc.
                      -----------------------

            (a) Borrower shall keep all Property owned or operated by it free of Hazardous Materials and comply with the requirements of all applicable Federal, state and local environmental, health, safety and sanitation laws, ordinances, regulatory and administrative authorities with respect thereto. Except to the extent it does so on the date hereof and in strict compliance with all applicable laws, Borrower shall not use any Property to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials, and shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of Borrower or any occupant, tenant or subtenant, the installation or placement of Hazardous Materials onto any Property or onto any other property or suffer the presence of Hazardous Materials on any Property. Borrower shall undertake promptly and pursue diligently to completion appropriate remedial clean-up action in the event of any release of Hazardous Materials on, upon or into any real property owned or operated by Borrower or any real property adjacent thereto.

            (b) Borrower agrees to provide the Banks with copies of any notifications of releases of Hazardous Materials that are given by or on behalf of Borrower to any Governmental Authority with respect to any real property owned or operated by Borrower. Such copies shall be sent to the Banks concurrently with the mailing or delivery of such copies to the Governmental Authority.

       SECTION 6.11.  Further Assurances.
                      ------------------

       Upon the request of the Agent or the Required Banks, Borrower at its cost and expense shall duly execute and deliver, or cause to be duly executed and delivered, to the Agent and the Banks such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent or the Required Banks to carry out more effectually the provisions and purposes of this Agreement and the other Loan Documents.

       SECTION 6.12.  ERISA.
                      -----

       Borrower shall deliver to the Agent and the Banks, promptly after (i) the occurrence thereof, notice that an ERISA Termination Event or a Prohibited Transaction with respect to any Plan has occurred, which notice shall specify the nature thereof and Borrower's proposed response thereto, and (ii) actual knowledge thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan.

       SECTION 6.13.  Corporate Existence.
                      -------------------

       Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence (except as otherwise may be permitted by Section 8.6 hereof) and all rights, licenses, permits and franchises, the termination of which would have a Material Adverse Effect; comply with all laws, regulations, ordinances, rules and orders applicable to it, noncompliance with which would have a Material Adverse Effect; conduct and operate its business in substantially the manner in which it is presently conducted and operated without material alteration or change in the nature of such business; at all times maintain and preserve all property used or useful in the conduct of its business and keep the same in appropriate repair and condition, and from time to time make, or cause to be made, all appropriate repairs, renewals and replacements thereto, so that the business carried on in connection therewith may be properly conducted at all times.

       SECTION 6.14.  Maintenance of Security Interest.
                      --------------------------------

       Borrower shall maintain perfected, first priority security interests in the Collateral in favor of the Agent in accordance with the terms of the Borrower Security Agreement, subject only to the Liens permitted pursuant to
  Section 8.1 hereof.

       SECTION 6.15.  Required Percentage of Medallion Loans.
                      --------------------------------------

       Borrower shall ensure that, for so long as any amounts are owed by it to the Banks, the Swing Line Lender or the Agent under the Loan Documents, at all times at least 65% of the aggregate principal amount of all Loans made by it and then outstanding shall be Eligible Medallion Loans to Persons who have obtained such Loans for the purpose of acquiring Medallion Rights for use primarily in New York City.

       SECTION 6.16.  Intentionally Omitted.
                      ---------------------

       SECTION 6.17.  Borrower's Manuals.  Not later than 90 days after the
                      ------------------
  Effective Date Borrower shall provide to the Agent and each Bank a copy of its then operative credit policy manual and a copy of its then operative operating manual and thereafter shall notify the Agent and each Bank of any and all material changes to such manuals from that most recently delivered.

  ARTICLE 7.  FINANCIAL COVENANTS

       Borrower covenants and agrees that, until the Notes, together with interest and all other Indebtedness of Borrower to the Agent, the Swing Line Lender or the Banks under this Agreement and the other Loan Documents, are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, Borrower shall not, without the prior written consent of the Agent and the Required Banks:

       SECTION 7.1.  Minimum Tangible Net Worth.
                     --------------------------

       Suffer or permit Tangible Net Worth to be less than (i) $45,000,000 at any time prior to the Merger becoming effective and (ii) $65,000,000 on the date the Merger becomes effective and at all times thereafter.

       SECTION 7.2.  Maximum Liability Ratio.
                     -----------------------

       Suffer or permit the ratio of Total Liabilities to Tangible Net Worth to be more than 4:1 at any time.

       SECTION 7.3.  Minimum Net Finance Assets.
                     --------------------------

       Suffer or permit the ratio of Net Finance Assets to Senior Debt to be less than 1.20:1 at any time.

       SECTION 7.4.  Minimum Net Income to Interest Expense Ratio.
                     --------------------------------------------

       Suffer or permit the ratio, on a rolling four quarter basis, of (a) Net Income plus Interest Expense to (b) Interest Expense to be less than 1.35:1.

  ARTICLE 8.  NEGATIVE COVENANTS

       Borrower covenants and agrees that until the Notes together with interest and all other Indebtedness of Borrower to the Agent, the Swing Line Lender or the Banks under this Agreement are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, Borrower shall not, without the prior written consent of the Agent and the Required Banks:

       SECTION 8.1.  Liens.
                     -----

       Create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided, however, that the foregoing restriction and limitation shall not apply to the following Liens (the "Permitted Liens"):

            (a) Liens created under the Borrower Security Agreement or other Liens in favor of the Agent or the Banks;

            (b) Liens existing on property at the time acquired by Borrower after the date of the financial statements referred to in Section 4.18 hereof,

  provided that such Lien was not incurred, directly or indirectly, in
  --------
  anticipation or contemplation of such acquisition;

            (c) Liens constituting renewals, extensions or refundings of Liens permitted by clause (b) above, provided that the principal amount of the Indebtedness secured by any such new Lien does not exceed the principal amount of the Indebtedness being renewed, extended or refunded at the time of renewal, extension or refunding thereof and that such new Lien attaches only to the same property theretofore subject to such earlier Lien;

            (d) Liens securing taxes, assessments or governmental charges or levies, or the claims or demands of materialmen, mechanics, carriers, workmen, repairmen, warehousemen, landlords and other like Persons, not yet delinquent or which are being actively contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of Borrower;

            (e) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets, or materially impair the use thereof in the operation of its business;

            (f) attachment, judgment and other similar Liens arising in connection with court proceedings, provided that execution or other enforcement of such Liens is effectively stayed, the claims secured thereby are being actively contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided on the books of Borrower;

            (g) Liens arising in connection with, and securing the cost of, the acquisition of Equipment, provided, that such Lien attaches to such Equipment concurrently with or within 90 days after the acquisition thereof (by purchase, construction or otherwise), and provided, further, that the aggregate amount of Indebtedness securing all such Liens shall not at any time exceed $1,000,000; and

            (h) Liens on SBA Collateral securing the SBA Secured Debt, subject to the terms and conditions of the Intercreditor Agreement.

       SECTION 8.2.  Indebtedness.
                     ------------

       Create, incur, assume or suffer to exist, contingently or otherwise, any Indebtedness, except:

            (a) Indebtedness of Borrower to the Agent, the Swing Line Lender and the Banks arising hereunder or under any of the other Loan Documents;

            (b) Permitted Debt and Subordinated Debt of Borrower;

            (c)  Intentionally Omitted.
                 ---------------------

            (d) Indebtedness secured by Liens described in Section 8.1(b), (c) or (g) hereof; and

            (e) Unsecured current liabilities incurred in the ordinary course of business and paid within 90 days after the due date thereof (unless diligently contested in good faith by appropriate proceedings and, if requested by the Agent, reserved against in conformity with GAAP) other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments.

       SECTION 8.3.  Limitation on Loans and Investments.

            (a) Make, or obligate itself to make, (i) any loan or advance or Investment that is not a Domestic Loan or a Domestic Investment, or (ii) without the prior written consent of the Agent and the Required Lenders (which consent shall not be unreasonably withheld), any Portfolio Purchase.

            (b) Make, or obligate itself to make, any loan or advance or Investment that is not in compliance with the rules and regulations promulgated by any Governmental Authority to which it is subject, including, without limitation, the SBI Act and the SBA Regulations promulgated thereunder and the 1940 Act.

            (c) Make, or obligate itself to make, any Loan if, after giving effect to such Loan, the aggregate outstanding principal amount of all Loans made to any one Person together with its Affiliates would exceed 20% of Borrower's Tangible Net Worth plus Subordinated Debt.

            (d) Make, or commit to make, or acquire or commit to acquire, any Commercial Loan to or from any Person if, as a result of such Loan, Borrower's Commercial Loan concentration in any given industry (determined in accordance with the Standard Industrial Classification promulgated by the Office of Management and Budget) would exceed in principal amount 25% of Borrower's total Loans outstanding.

       SECTION 8.4.  Limitation on Subsidiaries.
                     --------------------------

       Own, beneficially or of record, or obligate itself to own, beneficially or of record, directly or indirectly, 50% or more of the Voting Interests of any corporation the Tangible Net Worth of which constitute more than 5% of the Tangible Net Worth of Borrower.

       SECTION 8.5.  Restricted Payments.
                     -------------------

       Make, or obligate itself to make, any Restricted Payment.

       SECTION 8.6.  Merger, Consolidation, Sale or Transfers Assets.
                     -----------------------------------------------

            (a) Sell, discount or otherwise dispose of Loans or any Collateral if a Default or Event of Default has occurred and is continuing or if the effect of such sale, discount or disposal would be to put Borrower in violation of any of the covenants and agreements contained in this Agreement;

            (b) Sell or otherwise dispose of an amount of Loans which, in aggregate principal amount, exceeds 10% of the aggregate principal amount of all Loans of Borrower then outstanding unless, immediately upon such sale or disposition, Borrower makes, in accordance with the provisions of Section 2.5(a) hereof, a voluntary prepayment on all then outstanding Revolving Credit Loans and Term Loans equal to the aggregate principal amount, plus accrued interest, of the Loans so sold or disposed.

            (c) Enter into any transaction of merger or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or substantially all of its properties or assets to any Person, except that the Borrower may merge or consolidate with any other Person, provided that (A) Borrower shall be the surviving and continuing corporation, (B) no Default or Event of Default shall have occurred and be continuing and (C) after giving effect to such consolidation or merger, Borrower would be Solvent and would have Tangible Net Worth at least equal to the Tangible Net Worth Borrower had immediately before such consolidation or merger.

       SECTION 8.7.  Transfer of Proceeds.
                     --------------------

       Transfer, or commit itself to transfer, any portion of the proceeds of the Revolving Credit Loans, Swing Line Loans and Term Loans to be made to Borrower from time to time hereunder to Medallion Financial, except as may be necessary in order for Borrower to pay and make to Medallion Financial its normal and customary dividends and distributions; provided that such dividends or distributions do not cause Borrower to be in violation of any of the covenants and agreements contained in this Agreement.

       SECTION 8.8.  Compliance with ERISA.
                     ---------------------

       Take any of the following actions or permit any of the following events to exist if, as a result thereof, Borrower would, or would be likely to, incur a liability in excess of $50,000; terminate, or permit or suffer any of its ERISA

  Affiliates to terminate (other than a standard termination, as defined in Section 4041(b) of Title IV of ERISA, of a Single Employer Plan), any Plans maintained by Borrower or any of its ERISA Affiliates so as to incur any liability to the PBGC; permit or suffer to exist any Prohibited Transaction involving any of such Plans or any trust created thereunder which would subject Borrower to a tax, liability or penalty on Prohibited Transactions imposed under Code Section 4975 or ERISA; fail to pay, or permit or suffer any of its ERISA Affiliates to fail to pay, to any such Plan (including any multiemployer plan) any contribution which it or such ERISA Affiliate is obligated to pay under the terms of such Plan; permit any Accumulated Funding Deficiency, whether or not waived, with respect to any Plan; or permit or suffer to exist any occurrence of a Reportable Event, or any other event or condition, which presents a material risk of termination by the PBGC of any such Plan.

       SECTION 8.9.  Change in Business.
                     ------------------

       Materially change or alter the nature of its business as conducted as of the Effective Date.

       SECTION 8.10.  Amendments of Agreements.
                      ------------------------

       Consent to any amendment, supplement, or other modification of any of the terms (including acceleration, covenant, default, subordination, sinking fund, repayment, interest rate or redemption provisions) contained in, or applicable to, or any security for, any Permitted Debt or other instrument evidencing or applicable to Permitted Debt (including, without limitation, the SBA Security Agreement) if such amendment, supplement, or other modification materially adversely affects the interests of the Agent, the Documentation Agent, the Swing Line Lender or any Bank.

       SECTION 8.11.  Transactions with Affiliates.
                      ----------------------------

       Enter into, or cause, suffer, or permit to exist, any material transactions, including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, with any Affiliate on terms that are less favorable to Borrower than those that would be obtainable at the time from any Person who is not an Affiliate.

       SECTION 8.12.  Negative Pledges.
                      ----------------

       Enter into any agreement (excluding this Agreement and the other Loan Documents) prohibiting the creation or assumption of any Lien upon its properties, revenues, or assets, whether now owned or hereafter acquired.

       SECTION 8.13.  Inconsistent Agreements.
                      -----------------------

       Enter into any agreement containing any provisions which would be violated or breached by any borrowing hereunder or by the performance by Borrower of its obligations under any of the Loan Documents where the potential consequences of such violation or breach would have a Material Adverse Effect.

       SECTION 8.14.  Capital Expenditures.
                      --------------------

       Expend or commit to expend for itself more than an aggregate of $500,000 in any fiscal year for capital expenditures, for the acquisition of Equipment or for leasehold improvements.

       SECTION 8.15.  SBA Collateral.
                      --------------

            (i) At any time allow the aggregate outstanding principal balance of the SBA Collateral to exceed the Maximum SBA Collateral at such time, or (ii) update Exhibit H hereto (or Schedule A to the SBA Security Agreement) (a) more often than monthly (as provided in Section 6.1(c) hereof, or (b) at any time a Default or an Event of Default shall occur and be continuing or be caused as a result of updating such Exhibit H (Schedule A).

  ARTICLE 9.  DEFAULTS AND REMEDIES

       SECTION 9.1.  Events of Default.
                     -----------------

       If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

            (a) if default shall be made in the due and punctual payment of the principal of or interest on any of the Revolving Credit Loans, Swing Line Loans or Term Loans or any other amounts due and owing to the Agent, the Swing Line Lender or the Banks, when and as the same shall become due and payable and, with respect to defaults in payment other than payment of principal, such default shall continue for more than five days;

            (b) if default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in Article VII or Sections 6.9(d), 6.13, 6.14, 8.1, 8.2, 8.5, 8.6, 8.9, 8.10 or 8.12
  hereof;

            (c) if default shall be made by Borrower in the performance or observance of, or shall occur under, any other covenant, agreement or provision of this Agreement (other than Section 6.7 hereof) and such default shall not have been remedied within 30 days after such failure shall first have become known to any officer of Borrower;

            (d) if default shall be made by Borrower in the performance or observance of, or shall occur under, any covenant, agreement or provision of any other Loan Document or in any other agreement, instrument or document delivered to the Agent, the Documentation Agent, the Swing Line Lender or the Banks and such default shall not have been remedied within such grace or cure period, if any, as may be provided therefor;

            (e)  Intentionally Omitted.
                 ---------------------

            (f) if Borrower shall (i) default in the payment of any principal, interest or premium with respect to any Indebtedness for borrowed money or any obligation which is the substantive equivalent thereof in excess of $50,000, other than Indebtedness under the Revolving Credit Loans, the Swing Line Loans, or the Term Loans, and such default shall continue for more than the period of grace, if any, therein specified or (ii) default in the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto if the effect thereof is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity;

            (g) if any representation or warranty or any other statement of fact herein or in the other Loan Documents, or in connection with the transactions contemplated hereby or thereby, or in any writing, certificate, report or statement at any time furnished by Borrower to the Agent, the Documentation Agent, the Swing Line Lender or any Bank pursuant to or in connection with this Agreement or the other Loan Documents shall prove to have been false or misleading in any material respect when made;

            (h) if Borrower shall file a petition or seek relief under or take advantage of any insolvency law; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or of the whole or substantially all of its property; file a petition or an answer to a petition under any chapter of the United States Bankruptcy Code, as amended (11 U.S.C.
  (S) 101 et seq.), or file a petition or seek relief under or take advantage of any other similar law or statute of the United States of America, any state thereof or any foreign country;

            (i) if a court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of Borrower or of the whole or substantially all of its property, or enter an order for relief against Borrower in any case commenced under any chapter of the United States Bankruptcy Code, as amended, or grant relief under any other similar law or statute of the United States of America, any state thereof or any foreign country; or if, under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession of Borrower or of the whole or substantially all of its property; or if there is commenced against Borrower any proceeding for any of the foregoing relief or if a petition is filed against Borrower under any chapter of the United States Bankruptcy Code, as amended, or under any other similar law or statute of the United States of America or any state thereof or any foreign country and such proceeding or petition remains undismissed for a period of 60 days; or if Borrower by any act indicates its consent to, approval of or acquiescence in any such proceeding or petition;

            (j) if any judgment or judgments against Borrower or any attachment or execution against any of its property for any amount or amounts in excess of $50,000 in the aggregate remains unpaid, unstayed, undismissed or unbonded for a period of more than 30 days;

            (k) (i) any Person shall engage in any Prohibited Transaction involving any Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Banks likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA (other than a standard termination as defined in Section 4041(b) thereof), (v) Borrower or any of its ERISA Affiliates shall, or is, in the reasonable opinion of the Agent or the Required Banks, likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of Borrower;

            (1) if there shall occur any change in the Collateral or in the business of Borrower, or its operation, conduct or prospects thereof, that individually or in the aggregate, could have or result in a Material Adverse Effect; or

            (m) if there shall occur a Change of Control;

  then, in the case of an Event of Default described in clause (h) or (i) above, the Aggregate Revolving Credit Commitment, the Swing Line Commitment, and each Term Loan Commitment shall automatically terminate and (i) the unpaid balance of the Revolving Credit Notes, the Swing Line Note, the Term Notes and all interest accrued thereon, and (ii) any accrued and unpaid fees and expenses due and payable hereunder or under any other Loan Document shall automatically (without any action on the part of the Agent or the Banks and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived) forthwith become due and payable, and, in the case of any other Event of Default, then and in any such event, and at any time thereafter, if such or any other Event of Default shall then be continuing the following action may be taken: the Agent may (but shall not be obligated to, and upon the direction of the Required Banks shall, declare (i) the Aggregate Revolving Credit Commitment, the Swing Line

  Commitment and all Term Loan Commitments to be terminated, whereupon the obligation of the Agent the Banks and the Swing Line Lender to make further Revolving Credit Loans or Term Loans or Swing Line Loans, as the case may be, hereunder shall terminate immediately and (ii) the Revolving Credit Notes, Swing Line Note and Term Notes to be due and payable, whereupon the maturity of the then unpaid balance of the Revolving Credit Notes, Swing Line Note and Term Notes shall be accelerated and the same, and all interest accrued thereon and any accrued and unpaid fees and expenses due and payable hereunder, shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in Revolving Credit Notes, Swing Line Note or Term Notes to the contrary notwithstanding.

       SECTION 9.2.  Suits for Enforcement.
                     ---------------------

       In case any one or more Events of Default shall occur and be continuing, the Agent may (but shall not be obligated to), and at the request of the Required Banks shall, proceed to protect and enforce the rights or remedies of the Agent, the Documentation Agent, the Swing Line Lender and the Banks either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, in the other Loan Documents, or in any document or instrument delivered in connection with or pursuant to this Agreement or the other Loan Documents or to enforce the payment of the Notes or any other legal or equitable right or remedy.

       SECTION 9.3.  Rights and Remedies Cumulative.
                     ------------------------------

       No right or remedy herein conferred upon the Banks, the Swing Line Lender, the Documentation Agent, or the Agent is intended to be exclusive of any other right or remedy contained herein or in the other Loan Documents or in any instrument or document delivered in connection with or pursuant to this Agreement or the other Loan Documents, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

       SECTION 9.4.  Rights and Remedies Not Waived.
                     ------------------------------

       No course of dealing between Borrower and any of the Banks, the Swing Line Lender, the Documentation Agent or the Agent or any failure or delay on the part of any Bank, the Swing Line Lender or the Agent in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of such or any other Bank, the Swing Line Lender, the Documentation Agent or the Agent and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

       SECTION 9.5.  Further Payments.
                     ----------------

       In the event that the Revolving Credit Commitments, the Swing Line Commitment and the Term Loan Commitments shall have been terminated or the Revolving Credit Loans, Swing Line Loans and the Term Loans and all other amounts owing under the Loan Documents shall have been declared due and payable pursuant to the provisions of this Section, any funds received by the Agent, the Swing Line Lender and the Banks from or on behalf of the Borrower shall be remitted to, and applied by, the Agent in the following manner and order: (a) first, to the payment of interest on, and then the principal portion of, any Revolving Credit Loans or Term Loans which the Agent may have advanced on behalf of any Bank for which the Agent has not then been reimbursed by such Bank or the Borrower; (b) second, to reimburse the Agent, the Documentation Agent and the Swing Line Lender for any expenses due from the Borrower pursuant to the provisions of Section 10.6, (c) third, to the payment of the outstanding principal amount of the Swing Line Loans (together with all interest thereon), (d) fourth, to the payment of the Fees, (e) fifth, to the payment of any other fees, expenses or amounts (other than the principal of and interest on the Revolving Credit Loans, Swing Line Loans or Term Loans) payable by the Borrower to the Agent, the Documentation Agent, the Swing Line Lender or any of the Banks under the Loan Documents, (f) sixth, to the payment, pro rata according to the Exposure Percentage of each Bank, of interest due on the Revolving Credit Loans and Term Loans, (g) seventh, to the payment, pro rata according to Exposure Percentage of each Bank, of principal on the Revolving Credit Loans and Term Loans, of such principal, (h) eighth, any remaining funds shall be paid to whomsoever shall be entitled thereto or as a court of competent jurisdiction shall direct.


  ARTICLE 10.  MISCELLANEOUS

       SECTION 10.1.  Collection Costs.
                      ----------------

       In the event that the Banks, the Swing Line Lender, the Agent or the Documentation Agent or any of them shall retain or engage an attorney or attorneys to collect or enforce or protect its interests with respect to this Agreement, any of the other Loan Documents, or any instrument or document delivered pursuant to this Agreement or the other Loan Documents, including, without limitation, each of the documents referred to in Section 5.1 hereof, or to protect the rights of any holder or holders with respect thereto, Borrower shall pay, within 10 days after demand therefor, all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees actually incurred and disbursements, and the Agent on behalf of such Banks, the Agent on behalf of the Swing Line Lender, the Swing Line Lender, the Agent or the Documentation Agent or the holders of such Notes, as the case may be, may take judgment for all such amounts, in addition to the unpaid principal balance of the Notes and accrued interest thereon and any accrued and unpaid fees and expenses due and payable hereunder.

       SECTION 10.2.  Modification and Waiver.
                      -----------------------

       With the written consent of the Required Lenders, the Agent and the Borrower may, from time to time, enter into written amendments, supplements or modifications of the Loan Documents and, with the consent of the Required Lenders, the Agent on behalf of the Banks and the Swing Line Lender may execute and deliver to the Borrower a written instrument waiving or a consent to a departure from, on such terms and conditions as the Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default and its consequences; provided, however, that:
                        --------  -------

            (a) no such amendment, supplement, modification, waiver or consent shall, without the consent of all of the Banks, (i) increase the Revolving Credit Commitment or Term Loan Commitment of any Bank or the Aggregate Revolving Credit Commitment or the Adjusted Aggregate Revolving Credit Commitment, (ii) decrease the rate, or extend the time of payment, of interest of, or change or forgive the principal amount or extend the time of payment of, any Revolving Credit Loan or Term Loan, or decrease the rate, or extend the time of payment, of the Commitment Fee, (iii) change the provisions of Sections 3.3, 9.1, this 10.2, or 10.9, change the definition of "Eligible Loan," "Required Banks," "Event of Default,"

  "Prime Rate," "Adjusted LIBO Rate" "Minimum Asset Coverage" "Revolving Credit Commitment Periods," "Revolving Credit Loans," "Term Loans," "Term Loan Commitment" and all defined terms included in such definitions, (iv) change any of the provisions of Article II (other than Sections 2.8(e) and 2.14 thereof) or Article III hereof, or (v) change the Borrower Security Agreement, change the Intercreditor Agreement (in any material respect), or release all or substantially all of the Collateral, or (vi) change any provision hereof which expressly requires the consent, approval or waiver by all Banks;

            (b) without the written consent of the Agent, or the Documentation Agent, as applicable, no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of Article 11 or otherwise change any of the rights or obligations of the Agent or the Documentation Agent hereunder or under the Loan Documents;

            (c) without the written consent of the Swing Line Lender, no such amendment, supplement, modification or waiver shall change the Swing Line Commitment or change any other term or provision that relates to the Swing Line Commitment or the Swing Line Loans; and

            (d) none of the following shall require the consent, authorization or approval of Borrower: (i) amendment or modification of any agreement to which Borrower is not a party, and (ii) with respect to the agency relationship between the Agent and the Banks, Article XI (other than Section 11.4) hereof.

  Any such amendment, supplement, modification or waiver shall apply equally to the Agent, the Documentation Agent, the Swing Line Lender, and each of the Banks and shall be binding upon the parties to the applicable Loan Document, the Banks, the Swing Line Lender, Agent, the Documentation Agent and all future holders of the Revolving Credit Loans, Term Loans and/or Swing Line Loans. In the case of any waiver, the parties to the applicable Loan Document, the Banks, the Swing Line Lender, the Documentation Agent and the Agent shall be restored to their former position and rights hereunder and under the Loan Documents to the extent provided for in such waiver, and any Default waived shall not extend to any subsequent or other Default, or impair any right consequent thereon. The Loan Documents may not be amended orally or by any course of conduct. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

       SECTION 10.3.  GOVERNING LAW.
                      -------------

       THIS AGREEMENT, THE REVOLVING CREDIT NOTES, THE SWING LINE NOTE AND THE TERM NOTES AND THE RIGHTS AND DUTIES OF THE PARTIES THEREUNDER AND WITH RESPECT TO INTEREST, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE TO THE EXERCISE OF REMEDIES OR THE PERFECTION OF SECURITY INTERESTS UNDER THE UCC.

       SECTION 10.4.  Notices.
                      -------

       All notices, requests, consents, demands or other communications provided for herein shall be in writing and shall be deemed to have been given (i) five Business Days after the date mailed if sent by registered or certified mail, postage prepaid, return receipt requested, or (ii) on the day of delivery if personally delivered or sent by overnight courier service, or (iii) on the day of transmission if sent by telecopier and confirmed, on the same day as such notice is sent, by telephonic notice or by one of the other two methods listed above, and shall be addressed, as the case may be, as follows: to the Agent at its address set forth on Exhibit A, with a copy to Emmet, Marvin & Martin, 120
                           ---------
  Broadway, New York, New York 10271 (Attention: Richard M. Skoller, Esq.), Telecopier No. (212) 212-238-3100, and to any Bank at its address specified for such Bank on Exhibit A; and to Borrower at Medallion Funding Corp., 437
                   ---------
  Madison Avenue, 38th Floor, New York, New York 10022 (Attention: Daniel Baker, Treasurer and Chief Financial Officer), Telecopier No. (212) 328-2121, with a copy to Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108, (Attention: John L. Whitlock, Esq.), Telecopier No. (617) 227-4420, or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner.

       SECTION 10.5.  Accounting Terms.
                      ----------------

       All accounting terms not specifically defined herein shall be construed in accordance with GAAP, consistently applied. Where any accounting determination or calculation is required to be made under this Agreement, such determination or calculation (unless otherwise provided) will be made in accordance with GAAP, consistently applied except that if because of a change in GAAP, Borrower would have to alter a previously utilized accounting method or policy in order to remain in compliance with GAAP, such determination or calculation will continue to be made in accordance with Borrower's previous accounting methods or policy. Unless otherwise specified herein all financial statements required to be delivered hereunder, shall be prepared and all financial records shall be maintained in accordance with GAAP.

       SECTION 10.6.  Costs and Expenses; Indemnity.
                      -----------------------------

            (a) Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Banks, the Swing Line Lender, the Agent and the Documentation Agent in connection with the preparation, administration, filing and recording of any amendments, waivers or consents which may be requested by Borrower, all out-of-pocket costs and expenses, if any, in connection with the preparation, administration and enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of this Agreement, the other Loan Documents, and such other instruments and documents, including, without limitation, reasonable attorneys' fees actually incurred, audit charges, appraisal fees, search fees and filing fees and all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees) of the Agent in connection with its duties as Agent under this Agreement, the Borrower Security Agreement and the other Loan Documents. Borrower also agrees to pay on demand all reasonable attorneys' fees actually incurred, and any expenses, costs and charges relating thereto of the Agent if at any time or times hereafter the Agent employs counsel for advice with respect to this Agreement or the other Loan Documents, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any other Loan Document (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement or the other Loan Documents) or to represent the Agent in any pending or threatened litigation with respect to the affairs of Borrower in any way relating to any the Borrower's obligations hereunder or to enforce any rights of the Agent, the Documentation Agent or any Bank or the Swing Line Lender or liabilities of Borrower, any Person to whom Borrower has made a Loan, or any Person which may be obligated to the Agent or the Banks or the Swing Line Lender by virtue of this Agreement or any other Loan Document, instrument or document now or hereafter delivered to the Agent, the Documentation Agent or any Bank or the Swing Line Lender by or for the benefit of Borrower. Borrower agrees to be responsible for payment of the amounts referred to in this Section 10.6 whether or not any

  Revolving Credit Loans, Swing Line Loans or Term Loans are made hereunder.

            (b) Borrower further agrees to indemnify and save harmless each Bank, the Swing Line Lender, the Agent and the Documentation Agent and each of their respective officers, directors, employees, agents and Affiliates (each an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all actions, causes of action, suits, losses, liabilities and damages and expenses (including, without limitation, reasonable attorney's fees actually incurred) in connection therewith (herein called the "Indemnified Liabilities") incurred by any Indemnified Party as a result of, or arising out of or relating to any of the transactions contemplated hereby or by the other Loan Documents, except for any Indemnified Liabilities arising on account of the gross negligence or willful misconduct of the Indemnified Party seeking indemnity under this Section 10.6(b); provided, however, that,
                                                      --------  -------
  if and to the extent such agreement to indemnify may be unenforceable for any reason, Borrower shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which shall be permissible under applicable law. The agreements in this Section 10.6 shall survive the payment of the Revolving Credit Notes, the Swing Line Note and the Term Notes and related obligations and the termination of the Revolving Credit Commitment, Swing Line Commitment and Term Loan Commitment.

       SECTION 10.7.  WAIVER OF JURY TRIAL AND SETOFF.
                      -------------------------------

       EACH OF BORROWER, THE AGENT, THE DOCUMENTATION AGENT, THE SWING LINE LENDER AND THE BANKS HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN BORROWER AND ANY OF THE BANKS, THE DOCUMENTATION AGENT, THE SWING LINE LENDER OR THE AGENT, BETWEEN ANY BANKS, AND BETWEEN THE AGENT AND/OR THE DOCUMENTATION AGENT AND ANY BANKS; AND BORROWER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL

  OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

       SECTION 10.8.  Captions.
                      --------

       The captions of the various sections and paragraphs of this Agreement have been inserted only for the purpose of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

       SECTION 10.9.  Lien; Setoff by Banks.
                      ---------------------

            (a) Borrower hereby grants to the Agent, the Swing Line Lender and the Banks a continuing lien for its respective Indebtedness to the Agent, the Swing Line Lender and the Banks upon any and all monies, securities and other property of Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent, the Swing Line Lender or any of the Banks from or for Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, and any and all claims of Borrower against the Swing Line Lender or the Banks, at any time existing. Upon the occurrence of any Event of Default, the Agent, the Swing Line Lender and the Banks are hereby authorized at any time and from time to time, without notice to Borrower, to setoff, appropriate and apply any or all items hereinabove referred to against all Indebtedness of Borrower to the Agent, the Swing Line Lender and the Banks, whether under this Agreement, the Revolving Credit Notes, the Term Notes, the Swing Line Note or otherwise, and whether now existing or hereafter arising. The Agent, the Swing Line Lender and each Bank agree promptly to notify Borrower after any such set-off and application is made by such Bank or Swing Line Lender, as the case may be, provided, that,
                                                                 --------  ----
  the failure to give such notice shall not affect the validity of such setoff and application.

            (b) Each holder of a Note agrees that if it shall, through the exercise of a right of banker's lien, setoff, counterclaim or otherwise, obtain payment with respect to any Note which results in its receiving more than its pro rata share of the aggregate payments or reductions of all Notes
           --------
  (based on such holder's Exposure Percentage), it shall forthwith purchase from such other holders a participation in all of the Notes held by such other holders so that the amount of all unpaid Notes and participations therein held by all holders shall be pro rata (based on each holder's Exposure Percentage).
  --------

            (c) Borrower expressly consents to the foregoing arrangements in Section lO.9(b) and agrees that any holder of a participation in a Note so acquired may exercise any and ail rights of banker's lien, setoff, counterclaim or otherwise with respect to any and all monies owing by such holder to Borrower as fully as if such holder were a holder of a Note in the amount of such participation. If all or any portion of any such excess payment is thereafter recovered from the holder which received the same, the purchase provided for in Section lO.9(b) shall be rescinded to the extent of such recovery, without interest.

            (d) Each Bank and the Swing Line Lender agrees that if and to the extent that any amount received by the Agent, the Swing Line Lender or any Bank from Borrower or any other obligor or from the Collateral is subsequently invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other person under any applicable creditors' remedy proceeding, including without limitation any bankruptcy proceeding, the other Banks hereto shall purchase from the Bank or Swing Line Lender from which said amount is recovered an additional participation in such amount equal to such Bank's Exposure Percentage of that amount. The amount invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other person under any applicable creditors' remedy proceeding shall be deemed to be an amount immediately due and owing from Borrower.

       SECTION 10.10.  Security.
                       --------

       As Security for the payment of any and all sums owing under the Notes and all other obligations of Borrower (i) hereunder and the other Loan Documents and (ii) under the CP Debt, Borrower shall execute and deliver to the Agent, the Banks, the Swing Line Lender and the CP Holders, on the Effective Date, the Borrower Security Agreement and grant to the Agent, on behalf of the Banks, the Swing Line Lender and the CP Holders, a security interest in all of its interests in the Collateral and Underlying Collateral and cause to be properly filed in all pertinent jurisdictions the Borrower Financing Statements. The security interest in such Collateral shall be subject to the terms and conditions of the

  Intercreditor Agreement, which by their signature below, each Bank and the Swing Line Lender consent to the Agent entering into.

       SECTION 10.11.  Jurisdiction; Service of Process.
                       --------------------------------

       Borrower hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York, County of New York and of any Federal Court located in the Southern District of New York, and agrees that venue in each of such Courts is proper, in connection with any action or proceeding arising out of or relating to this Agreement, the other Loan Documents, or any document or instrument delivered pursuant to this Agreement or the other Loan Documents. In any such action or proceeding, Borrower waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to Borrower at its address set forth in Section 10.4 hereof. Nothing herein shall affect the right of the Agent, the Documentation Agent, the Swing Line Lender or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

       SECTION 10.12.  Benefit of Agreement.
                       --------------------

       This Agreement shall be binding upon and inure to the benefit of Borrower, the Agent, the Documentation Agent, the Swing Line Lender and the Banks and their respective successors and assigns, and all subsequent holders of the Notes except that the obligation of the Banks to make Revolving Credit Loans or Term Loans hereunder and the obligation of the Swing Line Lender to make any Swing Line Loan hereunder shall not inure to the benefit of any successors or assigns of Borrower.

       SECTION 10.13.  Counterparts.
                       ------------

       This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

       SECTION 10.14.  Interest.
                       --------

            (a) Usury Limitation. It is the intention of the parties hereto to
                ----------------
  conform strictly to the usury laws now in force in the appropriate controlling jurisdiction. Accordingly, if the transactions contemplated hereby would be usurious, under any controlling law, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other instrument or agreement entered into in connection therewith, it is agreed as follows: (i) the aggregate of all charges which constitute interest under the laws of the controlling jurisdiction that are contracted for, chargeable or receivable under this Agreement or under any of the other aforesaid instruments or agreements or otherwise in connection with the Notes ("Interest") shall under no circumstances exceed the maximum amount of interest permitted by law (the "Maximum Amount"), and any Interest in excess of the Maximum Amount shall be cancelled automatically and shall not be payable under this Agreement, the Notes or the aforesaid instruments or agreements and, if theretofore paid, shall be either refunded to Borrower or credited ratably on the principal of the Notes; and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the Required Banks resulting from any Event of Default under this Agreement or otherwise, or in the event of any voluntary or mandatory prepayment by Borrower permitted or required by this Agreement, the Notes or any of the other aforesaid instruments or agreements, then Interest may never include more than the Maximum Amount, and excess Interest, if any, shall be cancelled automatically as of the date of such acceleration or prepayment, and if theretofore paid, shall be either refunded to Borrower or credited ratably on the principal of the Notes; provided, that, nothing contained in this Section 10.14 shall be deemed to imply that the laws of any State other than the State of New York shall govern this Agreement or the Notes.

            (b) Recapture.  If, at any time, Interest would exceed the Maximum
                ---------
  Amount but for the foregoing limitation, Interest shall remain at the Maximum Amount, notwithstanding any subsequent reduction of Interest, until the total amount of Interest equals the amount of Interest which would have accrued if Interest had not been limited to the Maximum Amount, but nothing in this paragraph shall affect or extend the maturity of any of the Notes. If, at maturity or final payment of any of the Notes, the total amount of Interest paid is less than the total amount of Interest which would have accrued had Interest not been limited to the Maximum Amount, Borrower agrees, to the full extent permitted by law, to pay to the Agent for the ratable benefit of the Banks and the Swing Line Lender, as the case may be, an amount equal to the positive difference, if any, derived by subtracting (x) the amount of Interest which accrued on the Notes pursuant to the provisions of the foregoing two paragraphs from (y) the lesser of (i) the amount of Interest which would have accrued on such Notes if the Maximum Amount had at all times been in effect, and (ii) the amount of Interest which would have accrued if Interest on such Notes, not limited to the Maximum Amount, had at all times been in effect.

       SECTION 10.15.  Attorneys' Fees.
                       ---------------

       As used in this Agreement, "attorneys' fees" shall include, without limitation, all reasonable fees of counsel (including, without limitation, those incurred on appeals) actually incurred arising from such services and all reasonably incurred expenses, costs, charges and other fees of such counsel, and all such fees shall constitute Indebtedness of Borrower to the Agent, the Documentation Agent, the Swing Line Lender and the Banks under this Agreement. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, costs and expenses; accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; long distance telephone charges; air express and courier charges; telegram charges; secretarial overtime charges; and, expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

       SECTION 10.16.  Severability.
                       ------------

       Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Agreement, and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

       SECTION 10.17.  Confidentiality.
                       ---------------

       The Agent, the Documentation Agent, the Swing Line Lender and each Bank are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of Borrower which may be furnished to it hereunder or otherwise, to any regulatory body or agency having jurisdiction over the Agent, the Documentation Agent, the Swing Line Lender or such Bank or to any Person which shall, or shall have any right or obligation to, succeed to all or any part of the interest of the Agent, the Documentation Agent, the Swing Line Lender or such Bank in, this Agreement, the other Loan Documents and any security herein or therein provided for or otherwise securing the Notes. Except as provided above, the Agent, the Documentation Agent, the Swing Line Lender and the Banks agree that from the date hereof, they will not, without the prior written consent of Borrower, submit or disclose to or file with any Person other than the Agent, the Documentation Agent, the Swing Line Lender or a Bank or any of its or such Bank's Affiliates or a Person that may become a Bank, or such Person's Affiliates, any confidential or non-public information relating to Borrower, except where disclosure may be required by law.

       SECTION 10.18.  Loss, Theft, Etc. of Notes.
                       --------------------------

       Upon receipt by Borrower of (i) an affidavit of an authorized officer of any Bank or the Swing Line Lender setting forth the fact of loss, theft or destruction of any Note and of its ownership of the Note at the time of such loss, theft or destruction or (ii) a mutilated Note, such affidavit or mutilated Note shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note without expense to the holder thereof, provided that such Bank, or the Swing Line Lender, as the case may be, agrees in writing to indemnify Borrower from all expenses, claims and liabilities (including without limitation, reasonable attorneys' fees actually incurred) in the defense of any such claims resulting from the loss, theft, destruction or mutilation of the old Note and the execution and delivery of the new Note.


  ARTICLE 11.  AGENCY

       Borrower, the Banks and the Swing Line Lender agree with the Agent and the Documentation Agent as follows:

       SECTION 11.1.  Appointment and Actions.
                      -----------------------

            (a) Each Bank and the Swing Line Lender hereby irrevocably designates and appoints Fleet Bank, National Association as the Administrative Agent and Collateral Agent of such Bank and the Swing Line Lender under the Loan Documents (including any additional documents referred to therein as "Loan Documents"), and each such Bank and the Swing Line Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions hereof and thereof and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms hereof and thereof together with such other powers as are reasonably incidental thereto. The Agent shall hold the security pledged under the Borrower Security Agreement in accordance with the terms thereof. Notwithstanding any provision to the contrary in this Agreement or any of the other Loan Documents, the Agent shall not have any duties or responsibilities except those expressly set forth herein or therein, nor any fiduciary relationship with any Bank or the Swing Line Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent.

            (b) The Agent may execute any of its duties by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

            (c) Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with any of the Loan Documents (except for its or such person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Bank or the Swing Line Lender or Participant for any recitals, statements, representations or warranties made by Borrower contained herein or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with any of the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of Borrower to perform its obligations under any of the Loan Documents. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of any of the Loan Documents, or to inspect the properties, books or records of Borrower.

            (d) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent.

            (e) The Agent shall be fully justified in failing or refusing to take any action under any of the Loan Documents unless it shall first receive such advice or concurrence of the Banks as it deems appropriate or as required by the specific terms of this Agreement or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Loan Documents in accordance with a request of the Required Banks (or all Banks if specifically required by the terms of this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks, the Swing Line Lender and all future holders of the Notes and all Participants.

            (f) The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default or any default under any document, agreement or instrument delivered in connection therewith, unless the Agent shall have actual knowledge thereof or shall have received notice from any Bank or Borrower, describing such event, act or condition, Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent has such actual knowledge or receives such a notice, the Agent shall give notice thereof to the Swing Line Lender and the Banks. The Agent shall take such action with respect to such event, act or condition or Default or Event of Default as shall be reasonably directed by the Required Banks (or all Banks if specifically required by the terms of this Agreement) in writing; provided, that, unless and until the Agent shall have received
              --------  ----
  such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event, act or condition, Default or Event of Default as it shall deem advisable in the best interests of the Banks and the Swing Line Lender.

            (g) Until such time as the Agent shall have been notified in writing duly executed on behalf of any Bank by an officer thereof duly authorized to take such action, that such Bank has sold all or a portion of the Revolving Credit Loans or the Term Loans made by, or Revolving Credit Commitment or Term Loan Commitment of, such Bank, the Agent may treat such Bank as the owner or holder of such Bank's share of the Revolving Credit Loans or Aggregate Revolving Credit Commitment, or of such Bank's Term Loan or Term Loan Commitment, as applicable, in accordance with the percentages thereof advanced by such Bank. The foregoing shall also apply to the Swing Line Lender with respect to the Swing Line Loans and the Swing Line Commitment.

            (h) The Bank of New York shall act as the Documentation Agent under this Agreement and the provisions of Sections 11.3 and 11.4 shall also apply to the Documentation Agent with respect thereto. The Documentation Agent shall have no responsibility, duties or obligations under this Agreement or any other Loan Document. Furthermore, at any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Banks with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Article XI).

            (i) It is understood by all of the parties to this Agreement that the Agent is acting simultaneously in its capacity as Agent for the Banks and the CP Holders under this Agreement and the Borrower Security Agreement and as Agent for the SBA under the SBA Security Agreement; and accordingly the Agent shall not be liable to any Bank, the Swing Line Lender, any CP Holder, any Paying Agent, the Borrower or the SBA (or their successors and assigns) in connection with or any way directly or indirectly related to its acting in such dual capacity (except for the Agent's own gross negligence or willfull misconduct) and each of the Banks hereby consents thereto. All references to the Agent herein shall be construed in accordance with the foregoing so long as the SBA Security Agreement shall remain in full force and effect and as long as the Borrower Security Agreement secures any CP Debt. Furthermore, each Bank expressly (i) consents to the Agent's, on behalf of such Bank, entering into the Borrower Security Agreement and the Intercreditor Agreement, provided such documents are substantially similar to the form of the respective document attached as an Exhibit hereto; provided,
                                                                     --------
  that, the Intercreditor Agreement shall not be effective unless and until the
  ----
  Merger is effective and (ii) agrees that to the extent either the Borrower Security Agreement or the Intercreditor Agreement expressly imposes any obligation on any Bank it shall comply with each such obligation.

       SECTION 11.2.  Independent Credit Decisions.
                      ----------------------------

       Each Bank and the Swing Line Lender expressly acknowledges that neither the Agent nor the Documentation Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent or the Documentation Agent hereinafter taken, including any review of the affairs of Borrower shall be deemed to constitute any representation or warranty by the Agent or the Documentation Agent to any Bank or the Swing Line Lender. Each Bank and the Swing Line Lender represents to the Agent that it has, independently and without reliance upon the Agent or the Documentation Agent, or the Swing Line Lender, or the other Banks, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Borrower and made its own decision to enter into this Agreement. Each Bank and the Swing Line Lender also represents that it will, independently and without reliance upon the Agent, the Documentation Agent, the Swing Line Lender, or the other Banks, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly required to be furnished to the Banks and/or the Swing Line Lender by the Agent hereunder, neither the Agent nor the Documentation Agent shall have any duty or responsibility to provide any Bank or the Swing Line Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates, provided that the Agent shall supply the Banks and the Swing Line Lender with a copy of any financial audit of Borrower actually received by the Agent.

       SECTION 11.3.  Indemnification of Agent.
                      ------------------------

       Each Bank jointly and severally agrees to indemnify Fleet in its capacity as Agent (to the extent not reimbursed by Borrower), ratably according to its Percentage of the Aggregate Revolving Credit Commitment from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of any of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's bad faith, willful misconduct or gross negligence. The agreements in this subsection shall survive the payment of the Notes and the related obligations and the termination of the Revolving Credit Commitment, the Swing Line Commitment and the Term Loan Commitment.

       SECTION 11.4.  Resignation and Succession.
                      --------------------------

       The Agent may resign as Agent upon ten days' written notice to the Banks, the Swing Line Lender and Borrower, provided, however, that such resignation
                                      --------  -------
  shall not become effective until a successor agent shall have accepted its appointment hereunder; and provided, further, that if no successor shall have so accepted within 30 days from the date of such notice, the Agent may apply to a court of competent jurisdiction for the appointment of a successor agent. If the Agent shall resign as Agent, then Borrower (or the Required Banks, if Borrower fails to do so) shall appoint a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. Any such successor agent selected by Borrower shall require the prior written consent of the Required Banks, which consent shall not be unreasonably withheld. Any successor agent must be a bank or trust company incorporated and doing business within the United States of America having a combined capital and surplus of at least $250,000,000. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. In the event that the Agent becomes subject to the receivership of the Federal Deposit Insurance Corporation or any successor entity, such receiver commences the liquidation of the Agent, and Banks holding at least 10% of the sum of the Aggregate Revolving Credit Commitment plus the amount of all Term Loans then outstanding request the Agent to resign because of such receivership, the Agent's agency under this Agreement shall terminate.


  ARTICLE 12.  SALES AND TRANSFERS

       SECTION 12.1. Sales and Transfers.
                     -------------------

            (a) Subject to the provisions of this Section 12.1, any Bank may execute an assignment and acceptance, which assignment and acceptance shall be substantially in the form of Exhibit K hereto (herein individually called an
                               ---------
  "Assignment" and collectively called the "Assignments"), whereby such Bank (herein individually called an "Assignor" and collectively called the "Assignors") shall assign, without recourse and without representation or warranty except as specifically set forth in said Assignment, to one or more banks or other entities (herein individually called an "Assignee" and collectively called the "Assignees") all or any part of the Assignor's rights and benefits, and delegate all or any part of the Assignor's obligations, under this Agreement, such Assignor's Revolving Credit and/or Term Loan Commitment, the Revolving Credit Loans and Term Loans and the Notes.

            (b) Any Assignment pursuant to this Section 12.1 shall (i) be in an aggregate principal amount of not less than $5,000,000; (ii) be of a constant, and not a varying percentage of the Assignor's rights and obligations under the Loan Documents; (iii) require the prior written consent of Borrower, which consent shall not be unreasonably withheld (it being the understanding of the parties hereto that a refusal to consent to an Assignment to an entity which is a significant competitor of Borrower shall not be considered unreasonable); provided, that, such consent shall not be required if a Default shall have occurred and then be continuing, or such Assignee is a subsidiary or affiliate of such Assignor, or such Assignee is a subsidiary or affiliate of another Bank, or such Assignee is another Bank; (iv) require the prior written consent of the Agent and the Swing Line Lender, which consent shall not be unreasonably withheld; provided, that, such consent shall not be required if such Assignee is another Bank; (v) be subject to the requirement that after giving effect to such Assignment, the Revolving Credit Commitment and Term Loan Commitment of such Assignor remaining is not less than $5,000,000 and (vi) be subject to the delivery to the Agent of an Assignment signed by the Assignor and the Assignee, along with an assignment fee in the sum of $3,500 for the account of the Agent.

            (c) Upon execution, delivery and acceptance of each Assignment and the satisfaction of the conditions set forth in subclauses (a) and (b) above, from and after the effective date specified therein, which effective date shall be at least five Business Days after the execution thereof, Borrower, the Agent, and the Banks agree that, to the extent of any such Assignment,

            (i) the Assignee shall, in addition to any rights, benefits and obligations hereunder held by it immediately prior to such effective date, have the rights, benefits and obligations of a Bank under this Agreement, the Assignor's Revolving Credit and/or Term Loan Commitment, the Revolving Credit Loans, the Term Loans and the Notes as it would have if it were a Bank hereunder to the extent that the same have been assigned and delegated to it pursuant to such Assignment, and

            (ii) the Assignor shall, to the extent that rights, benefits and obligations hereunder have been assigned and delegated by it pursuant to such Assignment, relinquish its rights and benefits and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of the Assignor's rights, benefits and obligations under this Agreement, the Assignor shall cease to be a Bank hereunder), except that in all cases the Assignor shall remain entitled to the rights and benefits arising under Section 10.6, and shall remain liable with respect to any of its obligations arising under Article XI, with respect to any matters arising prior to the effective date of any such Assignment;

  provided, that the Agent, Borrower and each Bank shall be entitled to continue to deal solely and directly with the assigning Bank in connection with the interests so assigned and delegated to the Assignee until written notice of such Assignment, together with addresses and related information with respect to the Assignee, shall have been given to the Agent, Borrower and each Bank by the assigning Bank and the Assignee.

            (c) Upon its receipt of an Assignment executed by the Assignor and an Assignee, together with the Note(s) subject to such Assignment, the Agent shall, if such Assignment has been completed and conforms to the requirements of this Section 12.1, forward a photostatic copy thereof to Borrower. Within 5 Business Days after its receipt of a photostatic copy of such Assignment, Borrower shall execute and deliver to the Agent, to be exchanged for the applicable Note(s) delivered to the Agent by the Assignor, a new Note or new Notes payable to the order of the Assignee in an amount equal to and of the same type as the Note or Notes assumed by it pursuant to such Assignment and, if the Assignor has retained a Revolving Credit Commitment or a portion of the Term Loan hereunder, a new Revolving Credit Note or Term Note, as the case may be, payable to the order of the Assignor in an amount equal to the Revolving Credit Commitment or the amount of the Term Loan retained by it hereunder. Such new Note or Notes shall be of the same type as, and in aggregate principal amount equal to the aggregate principal amount of, such Note or Notes shall be dated the effective date of such Assignment, shall be payable to the order of the Assignee and, if applicable, the Assignor, shall otherwise be in substantially the form of such surrendered Note(s), and shall constitute Revolving Credit Note(s) or a Term Note under this Agreement, as the case may be. Such new Revolving Credit Note(s) or Term Note shall be in replacement and substitution for, and not in payment of, the Revolving Credit Note(s) or Term Note delivered to the Agent by the Assignor. The Agent shall deliver such new Revolving Credit Note(s) or Term Note to the payee or payees thereof and shall mark the Revolving Credit Note(s) or Term Note previously held by the Assignor as "replaced" and shall deliver the same to Borrower.

            (d) Within five Business Days after each Assignment has been accepted by the Agent in accordance with the terms hereof, Borrower and the Agent shall revise Exhibit A hereto to set forth (i) the Percentage or amount
                     ---------
  of the Term Loan of each

  Assignee and such Assignee's name and address and (ii) the Percentage or amount of the Term Loan, if any, retained by the Assignor, and the appropriate officer of each of Borrower and the Agent shall initial each such revision.

            (e) The foregoing provisions shall be equally applicable to the Swing Line Lender, Swing Line Note and Swing Line Commitment with such changes necessary to conform the foregoing to the Swing Line Lender, Swing Line Note and Swing Line Commitment.

            (f) In addition to the participations provided for in this Agreement, including those set forth in Section 2.1(c) and Section 10.9, each Bank may grant participations in all or any part of its rights under the Loan Documents to one or more party that would be eligible to be an Assignee, provided that (i) such Bank's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties to this Agreement and the other Loan Documents for the performance of such obligations, (iii) the Borrower, the Agent, the Swing Line Bank, the Documentation Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, (iv) no sub-participations shall be permitted without the consent of the Borrower and the Agent (which consent shall not be unreasonably withheld), (v) neither the granting nor the offering of such participation would require that any additional loss, cost or expense be borne by the Borrower at any time or would require any registration or qualification under any applicable federal or state securities laws, and (vi) the voting rights of any holder of any participation shall be limited to the those matters requiring the consent of all Banks as set forth under Section 10.2.

            (g) No Bank shall, as between and among the Borrower, the Agent, the Swing Line Lender and such Bank, as the case may be, be relieved of any of its obligations under the Loan Documents as a result of any Assignment or the granting of any participation in all or any part of its rights under the Loan Documents.

            (h) Subject to Section 12.1(g), any Bank may at any time or from time to time assign all or any portion of its rights under the Loan Documents to a Federal Reserve Bank, provided that any such assignment shall not release such assignor from its obligations thereunder.

       SECTION 12.2.  New Banks.
                      ---------

       Any financial institution approved by Borrower, the Agent and the Required Banks may join this Agreement as an additional Bank (such Person being herein referred to as the "New Bank") and be entitled to all the rights and interests and obligated to perform all of the obligations and duties of a Bank with respect to a specified additional amount of Revolving Credit Commitment hereunder, provided, that (a) Borrower shall, in its sole
                        --------  ----
  discretion, have given its prior written consent to the addition of the New Bank as a party to this Agreement, (b) the Agent, the Swing Line Lender and the Required Banks shall have given their prior written consent (which consent shall not be unreasonably withheld), (c) such New Bank and Borrower shall have executed and delivered an instrument of adherence (the "Instrument of Adherence") in form and substance satisfactory to Borrower and the Agent pursuant to which such New Bank shall agree to be bound as a Bank by the terms and conditions hereof and the other Loan Documents, and to make Revolving Credit Loans and a Term Loan to Borrower in accordance with this Agreement, and which Instrument of Adherence shall specify the maximum amount of additional Revolving Credit Loans that such New Bank shall agree to be bound as a Bank by the terms and conditions hereof and the other Loan Documents, and to make Revolving Credit Loans and a Term Loan to Borrower in accordance with this Agreement, and which Instrument of Adherence shall specify the maximum amount of additional Revolving Credit Loans that such New Bank agrees to provide hereunder (the "Additional Commitment Amount") and the New Bank's address for notices, (d) the Additional Commitment Amount provided by any New Bank must be at least $5,000,000, (e) such New Bank shall have received such opinions of counsel to Borrower, such evidence of proper corporate organization, existence, authority and appropriate corporate proceedings with respect to Borrower, and such other certificates, instruments, and documents, as it shall have requested in connection with such Instrument of Adherence,
  (f) such New Bank shall have paid to the Agent an administrative fee in the sum of $3,500 for the account of the Agent, and (g) such New Bank shall have confirmed to and agreed with the Agent, the Documentation Agent, the Swing Line Lender and the Banks and Borrower as follows:

            (i) the Agent, the Documentation Agent, the Swing Line Lender and the Banks have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of this Agreement, the other Loan Documents, and Collateral, or any other Instrument or document furnished pursuant hereto;

            (ii) the Agent, the Documentation Agent, the Swing Line Lender and the Banks have made no representation or warranty and shall have no responsibility with respect to the financial condition of Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of their obligations under this Agreement or any of the other Loan Documents, or the performance or observance by Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

            (iii) such New Bank confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the most recent financial statements referred to in Sections 4.18 and 6.1 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Instrument of Adherence;

            (iv) such New Bank will, independently and without reliance upon the other Banks, the Swing Line Lender, the Documentation Agent, or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

            (v) such New Bank appoints and authorizes the Agent and the Documentation Agent to take such action as Agent and Documentation Agent, respectively, on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent and the Documentation Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

            (vi) such New Bank agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; and

            (vii) such New Bank represents and warrants that it is legally authorized to enter into such Instrument of Adherence.

       Upon any New Bank's execution of an Instrument of Adherence and Borrower's, the Agent's, the Swing Line Lender's and the Required Banks' consent thereto, the Percentage of each Bank and the Aggregate Revolving Credit Commitment shall be adjusted appropriately. Promptly thereafter, Borrower shall notify each of the Banks, the Agent and the Documentation Agent of the joinder hereunder of such New Bank, the resulting increase in the Aggregate Revolving Credit Commitment and each Bank's new Percentage and provide each of the Banks and the Agent with a copy of the executed Instrument of Adherence and a copy of Exhibit A reflecting the necessary adjustments.
                             ---------

       Upon the effective date of any Instrument of Adherence, the New Bank shall make all (if any) such payments to the other Banks as may be necessary to result in the Revolving Credit Loans made by such New Bank being equal to such New Bank's Percentage (as then in effect) of the aggregate principal amount of all Revolving Credit Loans outstanding to Borrower as of such date. Borrower hereby agrees that any New Bank so paying any such amount to the other Banks pursuant to this Section 12.2 shall be entitled to all the rights of a Bank hereunder and such payments to the other Banks shall constitute Revolving Credit Loans held by such New Bank hereunder and that such New Bank may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set- off) with respect to such amounts as fully as if such New Bank had initially advanced Borrower the amount of such payments.

       THIS AGREEMENT CONTAINS A WAIVER OF TRIAL BY JURY.
  SEE SECTION 10.7 HEREOF.


                [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, Borrower, the Agent, the Documentation Agent, the Swing Line Lender and the Banks have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.


                             MEDALLION FUNDING CORP.


                             By: /s/ Alvin Murstein
                                 --------------------------
                             Name:  Alvin Murstein
                             Title: Chief Executive Officer



                             By: /s/ Daniel F. Baker
                                 --------------------------
                             Name:  Daniel F. Baker
                             Title: Treasurer and Chief
                                     Financial Officer


                             FLEET BANK, NATIONAL ASSOCIATION, as Agent, as Swing Line Lender and as one of the Banks



                             By: /s/ Andrea H. Lee
                                 --------------------------
                               Title: Vice President
                               Payment Office:
                                    1185 Avenue of the Americas
                                    New York, New York 10036

                            THE BANK OF NEW YORK,
                            as Documentation Agent
                            and as one of the Banks


                             By: /s/ Scott Silverstein
                                 --------------------------
                              Title: Vice President



                            BANKBOSTON, N.A.

                             By: /s/ Jack Bender
                                 --------------------------
                              Title: Director



                            HARRIS TRUST AND SAVINGS BANK



                             By: /s/ Michael Houlihan
                                 --------------------------
                              Title: Vice President


                            BANK TOKYO - MITSUBISHI TRUST COMPANY



                             By: /s/ James Brown
                                 --------------------------
                              Title: Vice President


                            ISRAEL DISCOUNT BANK OF NEW YORK



                             By: /s/ Jerry Grossman
                                 --------------------------
                              Title: Senior Vice President


                             By: /s/ Maureen McKee
                                 --------------------------
                              Title: Vice President


                            EUROPEAN AMERICAN BANK



                             By: /s/ Dennis Nochowitz
                                 --------------------------
                              Title: Vice President


                            BANK LEUMI TRUST COMPANY OF NEW YORK

                             By: /s/ Paul Tine
                                 --------------------------
                              Title: Vice President

                             By: /s/ Rich Silverstein
                                 --------------------------
                              Title: Senior Vice President


                            THE CHASE MANHATTAN BANK



                             By: /s/ William Saya
                                 --------------------------
                              Title: Vice President

                                   EXHIBIT A

                                  PERCENTAGES
                                  -----------

                               December 24, 1997

                              Revolving Credit
Name and Address of Bank      Facility Available       Percentage

Fleet Bank, N.A.
1185 Avenue of the Americas
New York, New York 10036          $30,000,000            30/195

The Bank of New York
530 Fifth Avenue
New York, NY 10036                $30,000,000            30/195

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts 02110       $30,000,000            30/195

Harris Trust and
  Savings Bank
111 West Monroe
Chicago, IL 60690                 $20,000,000            20/195

Bank Tokyo - Mitsubishi
  Trust Company
1251 Avenue of the Americas
New York, New York 10016          $20,000,000            20/195

The Chase Manhattan Bank
600 Fifth Avenue
New York, NY 10020                $20,000,000            20/195

Israel Discount Bank
of New York
511 Fifth Avenue
New York, New York 10022          $15,000,000            15/195

European American Bank
335 Madison Avenue
New York, New York 10017          $15,000,000            15/195

Bank Leumi USA
562 Fifth Avenue
New York, NY 10036                $15,000,000            15/195

TOTAL FACILITIES                 $195,000,000
                                 ============

                                   EXHIBIT B

                         FORM OF REVOLVING CREDIT NOTE
                         -----------------------------

                             REVOLVING CREDIT NOTE

$_________                               No. __
                                         December 24, 1997



          FOR VALUE RECEIVED, the undersigned, Medallion Funding Corp., a New York corporation (the "Borrower"), hereby unconditionally promises to pay on the date of Maturity, as defined in the Loan Agreement (hereinafter referred to) or on such earlier date as may be required under the Loan Agreement, to the order of ____________ (the "Bank") at the Agent Payment Office (as defined in the Loan Agreement), in lawful money of the United States of America and in immediately available funds, an amount equal to the lesser of (a) ____________ DOLLARS ($__________) and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower pursuant to the Amended and Restated Loan Agreement, dated as of December 24, 1997, as amended, among the Borrower, the banks that from time to time are signatories thereto, the Swing Line Lender, Fleet Bank NA as Arranger and Agent, and The Bank of New York as Documentation Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"). The Borrower further promises to pay interest (computed on the basis of a 360-day year for the actual number of days elapsed) in like money on the unpaid principal balance of this Note from time to time outstanding at such rates and times as provided in the Loan Agreement.

          All Revolving Credit Loans made by the Bank pursuant to the Loan Agreement and all payments of the principal thereof shall be endorsed by the holder of this Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided,
-----------                                                          --------
however, that the failure of the holder of this Note to insert any date or
-------
amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay any Revolving Credit Loans in accordance with the terms of the Loan Agreement.

          On and after the stated or any accelerated maturity hereof, and until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(g) and 9.1(h) of the Loan Agreement), (a) the outstanding principal amount of this Note which at such time is a Prime Rate Loan (including, to the extent permitted by law, unpaid interest thereon) shall bear interest at an annual rate equal to the sum of 2% plus the Prime Rate applicable to such Prime Rate Loan then in effect and
(b) the outstanding principal amount of this Note which is a LIBO Rate Loan (including, to the extent permitted by law, unpaid interest thereon) shall bear interest at an annual rate equal to the sum of 3.75% plus the Adjusted LIBO Rate applicable to such LIBO Rate Loan then in effect, in each case payable on demand, but in no event shall such rate of interest (the "Default Rate") be in excess of the maximum rate of interest permitted under applicable law. The Default Rate shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Default Rate is to be based on the Prime Rate, the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. At the end of the applicable Interest Period for a LIBO Rate Loan on which the Default Rate is being charged, such LIBO Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Loan shall be computed based on the Prime Rate.

          This Note is one of the Revolving Credit Notes referred to in the Loan Agreement, is secured as provided therein, is entitled to the benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. The Borrower shall make when due any and all payments and prepayments on this Revolving Credit Note required under the Loan Agreement. Reference is herein made to the Loan Agreement for the rights of the holder to accelerate the unpaid balance hereof prior to maturity.

          Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

          Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Loan Agreement.

          This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the party to be charged.

          IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS REVOLVING CREDIT NOTE, THE BORROWER WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS AGAINST THE BANK (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REVOLVING CREDIT NOTE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF BORROWER AND INURE TO THE BENEFIT OF THE BANKS AND ITS SUCCESSORS AND ASSIGNS. If any term or provision of this Revolving Credit Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

          IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the date first above written.


                               MEDALLION FUNDING CORP.,
                               a New York Corporation


                               By:_____________________
                                    Alvin Murstein
                                    CEO


                               By:_____________________
                                    Daniel F. Baker
                                    Treasurer & CFO

                                   EXHIBIT C

                               FORM OF TERM NOTE
                               -----------------

                                   TERM NOTE
                                   ---------

$_______________                                        No._________

                                                        December __, 1997


     FOR VALUE RECEIVED, the undersigned, Medallion Funding Corp., a New York corporation (the "borrower"), hereby unconditionally promises to pay on , or on such earlier date as may be required under the Loan Agreement (hereinafter referred to), to the order of ____________________ (the "Bank") at the Agent Payment Office (as defined in the Loan Agreement), in lawful money of the United States of America and in immediately available funds, an amount equal to the lesser of (a) _____________________ MILLION DOLLARS ($________________)
and (b) the aggregate unpaid principal amount of the Term Loan made by the Bank to the Borrower pursuant to the Amended and Restated Loan Agreement, dated as of December 24, 1997, among the Borrower, the banks that from time to time are signatories thereto, Fleet Bank, National Association as Agent, Fleet Bank, National Association as swing line lender and The Bnak of New York as Documentaion Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"). The Borrower further promises to pay interest (computed on the basis of a 360-day year for the actual number of days elapsed) in like money on the unpaid principal balance of this Note from time to time outstanding at such rates and times as provided in the Loan Agreement.

     All payments of the principal on the Term Loan represented by this Note ("Principal Payments') shall be made at such times as provided in the Loan Agreement. All Principal Payments shall be endorsed by the holder of this Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence
                                                          ----- ------
of the accuracy of the information so endorsed; provided, however, that the
                                                --------  --------
failure of the holder of this Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay the Term Loan in accordance with the terms of the Loan Agreement.

     Amounts repaid on this Term Note cannot be reborrowed.

     On and after the stated or any accelerated maturity hereof, and until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(g) and 9.1(h) of the Loan Agreement), (a) the outstanding principal amount of this Note which at such time is a Prime Rate Loan (including, to the extent permitted by law, unpaid interest thereon) shall bear interest at an annual rate equal to the sum of 2% plus the Prime Rate applicable to such Prime Rate Loan then in effect and (b) the outstanding principal amount of this Note which is a LIBO Rate Loan (including, to the extent permitted by law, unpaid interest thereon) shall bear interest at an annual rate equal to the sum of 4% plus the Adjusted LIBO Rate applicable to such LIBO Rate Loan then in effect, in each case payable on demand, but in no event shall such rate of interest (the "Default Rate") be in excess of the maximum rate of interest permitted under applicable law. The Default Rate shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Default Rate is to be based on the Prime Rate, the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. At the end of the applicable Interest Period for a LIBO Rate Loan on which the Default Rate is being charged, such LIBO Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Loan shall be computed based on the Prime Rate.

     This Note is one of the Term Notes referred to in the Loan Agreement, is secured as provided therein, is entitled to the benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. The Borrower shall make when due any and all payments and prepayments on this Term Note required under the Loan Agreement. Reference is herein made to the Loan Agreement for the rights of the holder to accelerate the unpaid balance hereof prior to maturity.

     Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Loan Agreement.

     This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the party to be charged.

     IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS TERM LOAN NOTE, THE BORROWER WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS- CLAIMS AGAINST THE BANK (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK COUNTY OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TERM NOTE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF BORROWER AND INURE TO THE BENEFIT OF THE BANKS AND ITS SUCCESSORS AND ASSIGNS. If any term or provision of this Term Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the date first above written.


                              MEDALLION FUNDING CORP
                              a New York corporation



                              By:______________________________
                                 Name:
                                 Title:

                              By:______________________________
                                 Name:
                                 Title:

                                   EXHIBIT D

                            FORM OF SWING LINE NOTE
                            -----------------------

                                   EXHIBIT E

                              FORM OF LOAN REQUEST
                              --------------------

                              FORM OF LOAN REQUEST
                              --------------------




                                    _________, 199


Fleet Bank, N.A., as Agent for
  the Banks referred to below
1185 Avenue of the Americas
New York, New York 10036
Attention: _______________

     Re:  Amended and Restated Loan Agreement,
          dated as of December 24, 1997
          by and among Medallion Funding Corp. (the
          "Borrower") the banks that from time to time
          are signatories thereto, Fleet Bank N.A.
          as Swing Line Lender, Arranger,
          Administrative Agent and Collateral Agent
          and The Bank of New York as Documentation
          Agent (the "Loan Agreement")
          -----------------------------------------


Dear Sir or Madam:

          Reference is made to the Loan Agreement (capitalized terms used but not defined herein having the meaning ascribed thereto in the Loan Agreement).

                                  I. Advances
                                  -----------

[In the case all or a portion of a Revolving Credit borrowing is made as a Prime Rate Loan.]

          Please advance $___________ as a Prime Rate Loan effective on ____________, 19__ . [Note: loan request must be received by no later than 1:00 p.m.,. New York City time, on the Business Day prior to this day in order for the loan to be advanced on the day requested.]

[In the case all or a portion of a Revolving Credit borrowing is made as a LIBO Rate Loan.]

          Please advance $________________ as a LIBO Rate Loan effective on _______________, l9__ (which is not less than three Banking Days from the date hereof). The interest Period for such LIBO Rate Loan will commence on and include the date of advance and will end, subject to the limitations applicable to Interest Periods contained in the definition of Interest Period in the Loan Agreement, on the numerically corresponding date that is [one] [two] [three] [four] [five] [six] months thereafter.

[In the case all or a portion of a borrowing is made as a Swing Line Loan.]

          Please advance $___________ as a Swing Line Loan effective on ____________, 19__ . [Note: loan request must be received by no later than 1:00 p.m.,. New York City time in order for the loan to be advanced on the same day as the request.] The Swing Line Interest Period for such Swing Line Loan will commence on and include the date of advance and will end on the numerically corresponding date that is [one] [two] [three] [four] or [five] days thereafter.


                                II. Conversions
                                ---------------

[In the case of the conversion of all [or a portion] of a Prime Rate Loan into a LIBO Rate Loan.]

          Please convert $_____________, which amount represents the entire outstanding principal amount] of the Prime Rate Loan or Loans of the undersigned, into a LIB0 Rate Loan effective on ____________19___ (which is not less than three Banking Days from the date hereof). The Interest Period for such LIBO Rate Loan will commence on and include the date of such conversion and will end, subject to the limitations applicable to Interest Periods contained in the definition of Interest Period in the Loan Agreement, on the numerically corresponding date that is [one] [two] [three] [four] [five] [six] months thereafter. [Note: Term Loans that are LIBO Rate Loans may only have an Interest Period of one month.]

          [Please continue $_______________ (the balance) of such Prime Rate Loan or Loans not so converted as a Prime Rate Loan.]

[In the case of the conversion of all [or a portion] of a LIBO

Rate Loan into a Prime Rate Loan.]

          Please convert $____________, [which amount represents the entire outstanding principal amount] of the LIBO Rate Loan or Loans of the undersigned, the Interest Period with respect to which ends on ____________ (the "Conversion Date"), into a Prime Rate Loan effective on the Conversion Date (which is not less than three Banking Days from the date hereof).

                               III. Continuations
                               -----------------

[In the case of the continuation of all [or a portion] of a LIBO Rate Loan.]

          Please continue $_____________, [which amount represents the entire outstanding principal amount] of the LIBO Rate Loan or Loans of the undersigned, the Interest Period with respect to which ends on _______________ (which is not less than three Banking Days from the date hereof), as a LIBO Rate Loan with an Interest Period commencing on and including such date and ending, subject to the limitations applicable to Interest Periods contained in the definition of Interest Period in the Loan Agreement, on the numerically corresponding date that is [one] [two] [three] [four] [five] [six] months thereafter. [Note: Term Loans that are LIBO Rate Loans may only have an Interest Period of one month].

     The Borrower hereby represents and warrants to the Bank that:

          (a) Each and every of the representations and warranties set forth in the Loan Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

          (b) No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist under the Loan Agreement.

                                   EXHIBIT F

                      FORM OF BORROWER SECURITY AGREEMENT
                      -----------------------------------

                               SECURITY AGREEMENT

                                     among

                      MEDALLION FUNDING CORP., as debtor,

                  UNITED STATES SMALL BUSINESS ADMINISTRATION

                                      and

                           FLEET BANK, N.A., as Agent



                             ______________________

                         Dated as of ____________, 1997
                             ______________________

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT, dated as of the ____ day of ___________, 1997, is among MEDALLION FUNDING CORP., a New York corporation ("Borrower"), the United
                                                        --------
States Small Business Administration (the "SBA"), and FLEET BANK, N.A., a
                                           ---
national banking association, in its capacity as agent (the "Agent") for the
                                                             -----
SBA.

                                    RECITALS

     WHEREAS, the Borrower and Fleet Bank, N.A., in its capacity as agent for the banks party to the Loan Agreement described below (the "Bank Agent") have
                                                            ----------
entered into a Security Agreement dated as of March 27, 1992, as amended and restated by the Amended and Restated Security Agreement dated as of December 24, 1997 (as the same may be amended or supplemented from time to time, the "Bank
                                                                         ----
Security Agreement"), by which the Borrower granted to the Bank Agent perfected,
------------------
first-priority security interests in all of the Borrower's assets to secure the payment and performance of all of the obligations (the "Bank Obligations") to
                                                        ----------------
the Bank Agent and the Banks (as hereafter defined) and the holders of Commercial Paper (as hereafter defined), including obligations of the Borrower pursuant to a Loan Agreement among the Borrower, the Bank Agent and the banks party thereto from time to time (the "Banks") dated as of March 27, 1992, as
                                      -----
amended and restated by an Amended and Restated Loan Agreement dated as of December 24, 1997 (as the same may be amended or supplemented from time to time, the "Loan Agreement"); and
     --------------

     WHEREAS, upon the effective date hereof the Borrower has merged (the "Merger") Transportation Capital Corp., a New York corporation ("TCC") and
-------                                                          ---
Edwards Capital Corp., a Delaware corporation ("Edwards") into the Borrower,
                                                -------
with the Borrower as the surviving corporation; and

     WHEREAS, prior to such merger, TCC was obligated to the SBA under a note dated June 24, 1992 in the principal amount of $5,640,000 (the "TCC Note") which
                                                                --------
upon the effective date of the Merger became an obligation of the Borrower; and

     WHEREAS, prior to such merger, Edwards was obligated to the SBA under notes in the aggregate principal amount of $22,250,000 (the "Edwards Notes") which
                                                       -------------
upon the effective date of the Merger became an obligation of the Borrower; and

     WHEREAS, the Borrower wishes to secure its obligations to the SBA under the TCC Note and the Edwards Notes (but not with respect to the Borrower's obligations under other notes to the SBA), and the Bank Agent and the Banks have consented to share certain collateral with the SBA on the terms herein;

     NOW, THEREFORE, in consideration of the willingness of the Agent and the SBA to enter into this Agreement and the SBA's approval of the Merger, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1. DEFINED TERMS. Capitalized terms defined in the foregoing caption and recitals shall have the respective meanings ascribed thereto. In addition, as used herein, the following terms shall have the following meanings:

     "Accounts" shall have the meaning assigned to it in Section 106 of the UCC.
      --------

     "Books and Records" shall mean books, records, computer files and other
      -----------------
Information relating to any of the Commercial Loan Collateral.

     "Collateral Account" shall mean that account of Borrower maintained with
      ------------------
the Agent and containing such reasonable terms as shall be agreed to by the Agent.

     "Commercial Loan" shall mean any loan, advance or extension of credit made
      ---------------
in the ordinary course of business by Edwards or TCC before the Merger or by Borrower either before or after the Merger to or for the account of any client or customer of Edwards, TCC or the Borrower, but shall exclude all Loans secured in whole or in part by Medallion Rights.

     "Commercial Loan Collateral" shall mean all the following property now
      --------------------------
owned or at any time hereafter acquired by Borrower or in which Borrower now has or at any time in the future may acquire any right, title or interest:

     (a)  all Commercial Loans;

     (b) all property and rights, including, but not limited to, Underlying Collateral, which now or hereafter secure Commercial Loans;

     (c)  all Books and Records;

     (d) all amounts deposited in any Collateral Account relating to Commercial Loans;

     (e) all Contracts relating to Commercial Loans;

     (f) all rights and remedies of Borrower with respect to, or in connection with, any contract, security interest, guaranty or other document, instrument or agreement relating to or affecting any Commercial Loans or any Underlying Collateral;

     (g) all General Intangibles relating to Commercial Loans;

     (h) all Instruments relating to Commercial Loans;

     (i) all Chattel Paper relating to Commercial Loans;

     (j) all Equipment securing any Commercial Loan;

     (k) all Investment Property securing any Commercial Loans;

     (l) all Accounts relating to any Commercial Loans;

     (m) all property and rights repossessed, or otherwise acquired in connection with any Commercial Loans or the exercise by Borrower of any rights of a secured party under or with respect to any of the Commercial Loans or arising out of the sale or disposition of any Commercial Loans, any other Commercial Loan Collateral, or in connection with the sale of any repossessed property;

     (n) all parts, accessions, accessories, goods, appurtenant or related to any of the foregoing, replacement parts, trade names, choses in action, now or hereafter affixed thereto, arising therefrom, used in connection therewith, or related to the use, possession or operation thereof; and

     (o) to the extent not otherwise included, all Proceeds, products, substitutions and replacements of any and all of the foregoing.

     "Contracts" shall mean all contracts and agreements, including, but not
      ---------
limited to, loan agreements, security agreements, guaranties, intercreditor agreements, office leases, lease agreements for mobile goods (as defined in the UCC) (whether or not covered by a certificate of title), indemnity agreements, license agreements, rental agreements and all other contracts and agreements of every kind and nature whatsoever.

     "Default" shall mean an event specified in Section 5.1, whether or not any
      -------
requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     "Depository Accounts" shall mean accounts of Borrower containing any
      -------------------
deposits or other sums credited to Borrower, whether in regular or special depository accounts or otherwise.

     "Designated Commercial Loans" shall mean the Commercial Loans identified on
      ---------------------------
Schedule A attached hereto and as shall be designated from time to time by the
----------
Borrower in writing to the Agent and the SBA in accordance with Section 2.2 on a substitute Schedule A which shall upon receipt by the Agent be attached hereto
           ----------
and which shall constitute Schedule A.
                           ----------

     "Equipment" shall mean all machinery, equipment, fixtures, vehicles, office
      ---------
equipment, furniture, furnishings, inventories, supplies, computer equipment and all other equipment whatsoever, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the UCC and all products, profits, rents and proceeds of any of the foregoing; all whether now owned or hereafter created or acquired.

     "Event of Default" shall mean an event specified in Section 5.1.
      ----------------

     "General Intangibles" shall have the meaning assigned to it in Section 9-
      -------------------
106 of the UCC and shall include, but not be limited to, all interests in and to Permits and Licenses, Medallion Rights, patents, trademarks, tradenames, copyrights, trade secrets, licenses and know-how.

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof and any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through ownership of capital stock or otherwise) by any of the foregoing.

     "Instruments" shall have the meaning assigned to it in Section 9-105(1)(i)
      -----------
of the UCC.

     "Intercreditor Agreement" shall mean the Intercreditor Agreement dated as
      -----------------------
of even date herewith among the Bank Agent, the SBA Agent, the Collateral Agent, and the SBA, and consented to by the Borrower, as such agreement is amended, supplemented and restated from time to time.

     "Laws" shall have the meaning set forth in Section 2.2 hereof.
      ----

     "Liens" shall mean any interest in property securing an obligation owed to
      -----
a Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's, carriers' and other similar encumbrances, affecting property.

     "Loan" shall mean any loan, advance or extension of credit made in the
      ----
ordinary course of business by Borrower to or for the account of any client or customer of Borrower. Any loan, advance or extension of credit made at a different point in time shall be deemed to be a separate and distinct Loan.

     "Material Adverse Effect" shall mean, with respect to an event, action or
      -----------------------
condition affecting the Borrower, or any of its properties or revenues, an event, action or condition that would (i) adversely affect the validity or enforceability of, or the authority of the Borrower, to perform its obligations hereunder or the SBA Secured Debt, (ii) materially adversely affect the business, operations, assets or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations hereunder or the SBA Secured Debt, or (iii) materially adversely affect the value of the SBA Collateral.

     "Medallion" shall mean the metal plate which displays the license number of
      ---------
a licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine Commission or by any other Governmental Authority for a jurisdiction other than New York City with the authority to issue licenses for the operation of Taxicabs.

     "Medallion Rights" shall mean (a) all license, operating and/or
      ----------------
subscription rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallion(s) and (b) all renewals thereof.

     "Permits and Licenses" shall mean (a) all applicable authorizations,
      --------------------
consents, certificates, licenses, rights of way permits, approvals, waivers, exemptions, encroachment agreements, variances, franchises, permissions, and permits of any Governmental Authority and all documents and applications filed in connection therewith, and (b) all renewals thereof.

     "Permitted Liens" shall mean (a) Liens created under the Bank Security
      ---------------
Agreement or other Liens in favor of the Agent to secure any Bank Obligations;
(b) liens securing taxes, assessments or governmental charges or levies, or the claims or demands of materialmen, mechanics, carriers, workmen, repairmen, warehousemen, landlords and other like Persons, not yet delinquent or which are being actively contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of Borrower; (c) other Liens incidental to the conduct of the Borrower's business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of it property or assets, or materially impair the use thereof in the operation of its business; (d) attachment, judgment and other similar Liens arising in connection with court proceedings, provided that execution or other enforcement of such Liens is effectively stayed, the claims secured thereby are being actively contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided on the books of Borrower; and (e) Liens arising in connection with, and securing the cost of, the acquisition of Equipment, provided, that such Lien attaches to such Equipment
                          --------
concurrently with or within 90 days after the acquisition thereof (by purchase, construction or otherwise), and provided, further, that the aggregate amount of
                                --------  -------
indebtedness securing all such Liens shall not at any time exceed $1,000,000.

     "Person" or "person" shall mean any individual, partnership, firm,
      ------      ------
corporation, association, joint venture, trust or other entity, or any Governmental Authority.

     "Proceeds" shall have the meaning assigned to it in Section 9-306(1) of the
      --------
UCC and shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty existing from time to time with respect to any of the Commercial Loan Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Commercial Loan Collateral by any Governmental Authority (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Commercial Loan Collateral.

     "Real Property" shall mean real property of a Person or an ultimate
      -------------
beneficial owner of such Person or machinery or Equipment of such Person or beneficial owner forming a part of, or affixed to, such real property.

     "SBA Collateral" shall mean all Commercial Loan Collateral relating to the
      --------------
Designated Commercial Loans.

     "SBA Eligibility Requirements" with respect to any Designated Commercial
      ----------------------------
Loan, shall mean (a) such Loan is made to, and is a recourse obligation of, the Person to whom such Loan is made; (b) such Loan is a Domestic Loan; (c) such Loan is in compliance with the SBI Act and all SBA Regulations promulgated thereunder and, after giving effect to such Loan, Borrower and its business and operations taken as a whole are in compliance with the SBI Act and all SBA Regulations promulgated thereunder; (d) no payment on such Loan is more than 60 days past due; (e) the representations, warranties and covenants contained in
Section 4.1 are true and correct, and have been complied with, with respect to such Loan, and (f) the Agent, on behalf of the SBA, has a perfected, first priority security interest in such Loan.

     "SBA Secured Debt" shall mean the Edwards Debt and the TCC Debt.
      ----------------

     "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly
      -------
licensed as a taxicab by the Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

     "UCC" shall mean the Uniform Commercial Code as then in effect in the State
      ---
of New York.

     "Underlying Collateral" shall mean all of Borrower's rights with respect
      ---------------------
to, or interest in, any and all present and future Equipment, Real Property, machinery, future accounts, accounts receivable, receivables, contracts, contract rights, general intangibles, books, desks, notes, bills, drafts, acceptances, chases in action, chattel paper, instruments, documents and other forms of obligations, and property, real, personal or mixed, tangible or intangible, at any time owing to or owned by any Person to whom Borrower has made a Commercial Loan, or any guarantor of such Person.

     SECTION 1.2. ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with generally accepted accounting principles in the United States of America as in effect from time to time ("GAAP"), and all
                                                              ----
financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP.

     SECTION 1.3. RULES OF CONSTRUCTION. (a) Words of the masculine gender shall mean and include correlative words of the female and neuter genders, and words importing the singular number shall mean and include the plural number and vice versa.

     (b) The terms "hereby", "hereto", "hereof", "herein", and "hereunder" and
                    ------    ------    ------    ------        ---------
any similar words refer to this Agreement as a whole and not to any particular provisions of this Agreement. The term "hereafter" shall mean after, and the
                                        ---------
term "heretofore" shall mean before, the date of this Agreement, and "Article",
      ----------                                                      -------
"Section", "Schedule", "Exhibit" and like references are to this Agreement
 -------    --------    -------
unless otherwise specified.

     (c) Any defined term that relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof.

     (d) References in this Agreement to particular sections of the UCC or to any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes.

     (e) Terms used in this Agreement that are not capitalized shall have the meanings provided by the UCC to the extent the same are used or defined therein.

                                   ARTICLE II
                         CREATION OF SECURITY INTEREST

     SECTION 2.1. GRANT OF SECURITY INTEREST TO AGENT. Borrower hereby grants to the Agent for the benefit of the SBA a continuing first priority lien on and security interest in the SBA Collateral to secure the Borrower's obligations to the SBA under and pursuant to the SBA Secured Debt and under this Agreement, and, in furtherance of such grant, Borrower hereby assigns for security all the SBA Collateral to the Agent for the benefit of the SBA to secure the Borrower's obligations under the SBA Secured Debt and this Agreement.

     SECTION 2.2 DESIGNATION OF SBA COLLATERAL. The Borrower agrees that at all times the aggregate outstanding balance of the Designated Commercial Loans shall equal or exceed 1.2 times the outstanding balance of the SBA Secured Debt (subject ot the terms and conditions of the Intercreditor Agreement), and that all of the Designated Commercial Loans shall meet the SBA Eligibility Requirements. From time to time, the Borrower may amend Schedule A hereto to
                                                         ----------
designate Designated Commercial Loans, provided, however, that such Designated Commercial Loans on such date meet the requirements of this section. Upon such designation in accordance with the terms of this section, the Commercial Loans identified on such substitute Schedule A shall constitute the Designated
                              ----------
Commercial Loans, and such substitute Schedule A shall be attached hereto as
                                      ----------
Schedule A.  The Agent shall have no responsibility for determining the
----------
compliance with this section of the designation of Designated Commercial Loans.

     SECTION 2.3 AGREEMENT TO PLEDGE ADDITIONAL COLLATERAL. In the event that the Designated Commercial Loans at any time fail to meet the requirements of the first sentence of Section 2.2 and the Borrower does not have sufficient Commercial Loans to designate to meet such requirements, the Borrower shall grant a security interest to the Agent for the benefit of the SBA in all of its Commercial Loans and Medallion Loans, such security interest to be subordinate to the security interest held by the Bank Agent to secure the Bank Obligations. The terms of such security interest shall be reflected in an appropriate amendment to the Intercreditor Agreement and shall provide that no distributions of the proceeds of such collateral shall be made to the SBA and the SBA shall take no action in connection therewith, or in any way interfere in any action that the Banks and/or the Bank Agent are taking in connection therewith, until the Bank

Obligations have been paid in full and all commitments under the Loan Agreement have terminated.

     SECTION 2.4. PERFECTION. At any time or times after (i) an Event of Default has occurred or (ii) any change in any existing law, regulation, guideline, treaty or directive or condition or interpretation thereof, including without limitation, any request, guideline or policy, whether or not having the force of law (collectively, "Laws"), or the proposal by any Governmental
                             ----
Authority, of a new Law, which, in the Agent's or the SBA's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, Borrower shall execute and deliver to the Agent, at the Agent's or the SBA's request, all assignments, certificates of title, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, mortgages, mortgage assignments, trust deeds, notices and all other agreements, instruments and documents that the Agent reasonably may request, in form satisfactory to the Agent, and shall take any and all other steps reasonably requested by the Agent, in order to perfect and maintain the security interests and liens granted herein, and to consummate fully all of the transactions contemplated under this Agreement including steps authorized under the Bank Security Agreement.

     SECTION 2.5. RECORDING, REGISTERING, FILING, ETC. At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Agent's or the SBA's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, Borrower will perform, or will cause to be performed, each of the following:

     (a) Record, register and file such notices, certificates of title, financing statements, mortgage assignments, trust deeds and other documents or instruments as may, from time to time, be requested by the Agent to carry out fully the intent of this Agreement, with such administrations or governmental agencies as may be necessary or advisable in order to perfect, establish, confirm, and maintain the security interests and liens created hereunder, as legal, valid, and binding security interests and liens upon the SBA Collateral;

     (b) Furnish to the Agent evidence of every such recording, registering and filing; and

     (c) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments or acts as the Agent reasonably determines are necessary or desirable to fully carry out the intent and purpose of this Agreement or to subject the SBA Collateral to the security interest and lien created hereunder, including, without limitation, defending the title of Borrower to the SBA Collateral by means of negotiation with and, if necessary, appropriate legal proceedings against, each party claiming an interest therein contrary or adverse to Borrower's title to same.

     SECTION 2.6. DELIVERY OF DOCUMENTS. Pursuant to the Bank Security Agreement, the Bank Agent is holding instruments evidencing all of the Commercial Loans constituting the SBA Collateral. The Borrower agrees to continue to deliver such instruments to the Agent as long as this Agreement is in effect in accordance with the provisions of the Bank Security Agreement. The Agent acknowledges all instruments with respect to the SBA Collateral held in its capacity as Bank Agent under the Bank Security Agreement are also held in its capacity as Agent hereunder.

     SECTION 2.7. FURTHER ASSURANCES. (a) At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Agent's or the SBA's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, then, in addition to the acts specifically required to be performed by Borrower elsewhere under this Agreement, Borrower shall do all other things and sign and deliver all other documents and instruments reasonably requested by the Agent to perfect, protect, maintain and enforce the security interests and liens of the Agent in the SBA Collateral, and the first priority of such security interests and liens, and other rights granted hereunder. Such acts shall include but not be limited to the marking of Borrower's Books and Records, the Chattel Paper and Instruments to show the Agent's security interests and liens and the filing of financing, renewal and/or continuation statements under the UCC or other documents evidencing the Agent's liens under applicable law and the delivery of any SBA Collateral the physical possession of which is necessary or desirable in order for the Agent to perfect its liens. Upon the occurrence of any of the events specified in subclauses (i) and (ii) of this Section 2.7(a), Borrower authorizes the Agent to execute alone any financing, renewal and/or continuation statement or any other document or instrument which the Agent may require to perfect, protect, continue or enforce in accordance herewith any security interest, lien or other right hereunder and authorizes the Agent to sign Borrower's name on the same. Upon payment in full by Borrower of all the SBA Secured Debt in accordance with the terms thereof, the security interests and liens granted by Borrower hereunder shall terminate, except that if, at any time, all or part of the payment of the monetary payments made on any SBA Secured Debt theretofore made by Borrower or any other Person is rescinded or otherwise must be returned by the Agent or any Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or such other Person), the security interests and liens granted hereunder or under any other present or future agreement between Borrower and the Agent, and all rights of the Agent and all SBA Secured Debt shall be reinstated as to such SBA Secured Debt which was satisfied by the payment to be rescinded or returned, all as though such payment had not been made, and Borrower shall sign and deliver to the Agent all documents and things necessary to perfect all terminated liens subject to the intervening liens, if any, granted by Borrower to any Person.

     (b) A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a UCC filing and may be filed in any appropriate office in lieu thereof.

     (c) Upon the occurrence of any of the events specified in subclauses (i) and (ii) of Section 2.7(a), to the extent requested by the Agent, Borrower will use its best efforts to cause each mortgagee of any and all real estate under any lease included in any Underlying Collateral relating to any SBA Collateral and each landlord under any lease included in any such Underlying Collateral to execute and deliver to the Agent assignments, in form and substance satisfactory to the Agent, by which such mortgagee or landlord waives its rights, if any, to the SBA Collateral.

     SECTION 2.8. INDEMNITY. Borrower will hold the Agent and the SBA harmless from and indemnify the SBA and the Agent or other designee of the Agent against all losses, damages, costs and expenses (including, without limitation, attorneys' fees, costs and expenses) incurred by it, whether prior to or from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or relating to any suit, investigation, action or proceeding by any Person (including, without limitation, the SBA), whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including without limitation, any Federal or state antitrust laws, or under any common law or equitable cause or otherwise, all to the extent arising from or in connection with this Agreement or the enforcement of the rights of the Agent hereunder, other than losses, damages, costs and expenses resulting from, but only to the extent resulting from, the willful misconduct or gross negligence of the Person seeking indemnification.

     SECTION 2.9. BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) Borrower shall remain liable under the contracts and agreements included in the SBA Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any rights under this Agreement shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the SBA Collateral, and (iii) neither the Agent nor the SBA shall have any obligation or liability under the contracts and agreements included in the SBA Collateral by reason of this Agreement nor shall the Agent or the SBA be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.10. AGENT MAY PERFORM. If Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Borrower, together with interest thereon at the rate specified as the Stated Interest Rate in the TCC Note, and until so paid shall be deemed part of the obligations secured hereby.

     SECTION 2.11. AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest and the interests of the SBA in the SBA Collateral and shall not impose any duty upon it to exercise any such powers except as provided herein. Except for the safe custody of any SBA Collateral in its possession and the accounting for monies actually received by it hereunder and performing its other express duties hereunder, the Agent shall have no duty as to any SBA Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any SBA Collateral.

                                  ARTICLE III
                         PRIORITY OF SECURITY INTERESTS

     SECTION 3.1. PRIORITY OF SECURITY INTERESTS. The Borrower warrants and represents to the Agent and the SBA that, as to those assets for which perfection may be accomplished by filing or by possession under the UCC, the security interests granted to the Agent hereunder constitute and will constitute at all times a valid and perfected first priority security interest vested in the Agent in and upon the SBA Collateral. Borrower further warrants and represents that the Agent's security interests in the SBA Collateral are not and hereinafter shall not become subordinate or junior to the security interests, liens or claims of any other Person, firm or corporation, including any state, county or local governmental agency, except for the Permitted Liens.

                                   ARTICLE IV
                                 SBA COLLATERAL

     SECTION 4.1. REPRESENTATIONS, COVENANTS AND WARRANTIES. Borrower hereby makes the following representations, warranties and covenants to the Agent and the SBA, which shall survive the execution and delivery of this Agreement:

     (a) Borrower is now and at all times hereafter shall be the absolute owner, free and clear of all Liens (other than Permitted Liens) of indefeasible title to all of the SBA Collateral, except for that portion of Borrower's rights and/or obligations under any Loan in which Borrower has granted a participation to any Person;

     (b) To the best of Borrower's knowledge, each outstanding Loan included in the SBA Collateral does, and each future Loan included in the SBA Collateral will, represent a bona fide, valid and legally enforceable indebtedness according to its terms, and each such Loan, at the time of creation thereof, except with the consent of the Agent and the SBA, will be subject to no offsets, discounts, counterclaims, contra- accounts or any other defense of any kind or character that materially adversely affects the value of such Loan;

     (c) With respect to each outstanding and future Loan included in the SBA Collateral, the Agent and the SBA may rely on all statements or representations made by Borrower on or with respect to such Loans delivered hereunder, and, unless otherwise indicated in writing by Borrower, each outstanding Loan included in the SBA Collateral is, and each future Loan included in the SBA Collateral will be, genuine and in all respects what it purports to be, and, to Borrower's knowledge, there are no, and, at the time of creation of each such Loan there will not be any, to Borrower's knowledge, facts, events or occurrences that would in any way materially impair the validity or enforcement thereof;

     (d) All of the outstanding Loans included in the SBA Collateral have been, and all future Loans included in the SBA Collateral will be, created, and are (or in the case of such future Loans, will be), and the form and content of each document related to all such outstanding and future Loans, the security related thereto, and the transactions from which it arose comply (or, in the case of such future Loans, will comply) in all material respects with any and all applicable laws, ordinances, rules and regulations, Federal, state and/or local, with respect to the extension of credit and charging of interest, including, without limitation, as applicable, the Federal Consumer Credit Protection Act, the Federal Fair Credit Reporting Act, the Federal Trade Commission Act, the Federal Equal Credit Opportunity Act and all Federal, state and local laws related to licensing, usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, unfair and deceptive trade practices, rescission rights and disclosures, and with all rules and regulations thereunder, all as amended, and any disclosures required with respect to any such Loan the failure of which to make would have a Material Adverse Effect on Borrower were and will continue to be made properly and in a timely manner;

     (e) The original amount and unpaid balance of each Loan included in the SBA Collateral shown on Borrower's books and records and on any statement or schedule delivered to the Agent (i) are and will be the true and correct amount actually owing to Borrower;

     (f) If requested by the SBA at any time or from time to time, Borrower shall cause a Lien search against each Person to whom a Loan included in the SBA Collateral has been made satisfactory to the Agent, to be performed and delivered directly to the Agent, which Lien search shall indicate the absence of any Liens against such Person or the property of the Person on which Borrower has a Lien, other than Liens in favor of Borrower which have been assigned to the Agent or the SBA and other than Permitted Liens;

     (g) Borrower has not extended and will not extend any credit of any kind or in any manner to any Person in connection with the transactions from which the Loans included in the SBA Collateral arose or will arise other than as Borrower has indicated on and has had evidenced by, or will indicate or have evidenced by, in the case of future Loans included in the SBA Collateral, Borrower's files related to all such Loans;

     (h) Each security agreement, UCC filing, title retention instrument, and other document and instrument, if any, which is security for the Loans included in the SBA Collateral contains, or will contain, in the case of future Loans included in the SBA Collateral, a correct and sufficient description of the Underlying Collateral covered thereby and each lien or security interest which secures any such outstanding Loan is, or any such future Loan will be, valid;

     (i) To the best knowledge of Borrower, except as disclosed to the Agent, any and all policies of insurance related to the property securing any obligation of a Person to whom Borrower has made a Loan included in the SBA Collateral, or any guarantor of such Loan, in connection with any Loan included in the SBA Collateral and any credit life insurance, credit disability insurance, or credit unemployment insurance are in full force and effect in accordance with the terms of all agreements between Borrower and such Person or guarantor;

     (j) Borrower has no knowledge of any fact which would impair in any material respect the value or validity of any Loan included in the SBA Collateral except as disclosed to the Agent; and

     (k) The transactions contemplated herein, including the granting of security interests herein and the enforcement by the Agent of its rights hereunder if a Default or Event of Default occurs, do not and will not affect the validity of the pledges of the Underlying Collateral, and the Loans included in the SBA Collateral secured by the Underlying Collateral are and will still be valid against the Obligers of such Loans.

     SECTION 4.2.  COLLECTIONS.

     (a) Subject to the provisions of this Agreement and the Intercreditor Agreement, Borrower shall service, manage, enforce, and make Collections in connection with the Commercial Loans. "Collections", as used herein, means
                                       -----------
payment of principal and interest on the Commercial Loans, other payments made with respect to Commercial Loans, the cash proceeds realized from the enforcement of Commercial Loans and any security therefor, or the collateral, proceeds of credit or group life insurance, and all proceeds of insurance of any real or personal property which secure any of the Commercial Loans.

     (b) With respect to each of the Collections: Borrower shall collect all Collections, receive all payments thereon and immediately deposit the proceeds thereof into a Depository Account. Borrower may withdraw funds from such account to use in the ordinary course of its business.

     SECTION 4.3. RIGHTS OF AGENT REGARDING COLLATERAL. Upon the occurrence and during the continuance of an Event of Default and subject to the provisions of the Intercreditor Agreement, the Agent shall have the right, and upon the direction of the SBA shall, at any time and from time to time thereafter, without notice to Borrower, (a) to notify, and upon the direction of the Agent to Borrower, the Borrower will notify, (i) all Persons to whom Borrower has made Loans that the Agent has a security interest in the SBA Collateral and direct all such Persons to make payments to the Agent or its designee, and to such banks and accounts (which may be the Collateral Account) as designated by the Agent or such designee, of all sums owing by them to Borrower, and (ii) all banks in which Borrower has any Depository Accounts of the occurrence of an Event of Default and direct all such Banks to transfer into the Collateral Account, or to such other account at such bank as shall be designated by the Agent or its designee, all amounts on deposit from time to time in the related Depository Accounts; (b) to settle, compromise, sell, assign, extend or renew any debt owing by any Persons to whom Borrower has made a Loan included in the SBA Collateral; (c) to sell or assign such SBA Collateral upon such terms as the Agent may deem advisable; and (d) to discharge and release in the name of Borrower and the Agent any such debt. Any and all disbursements for costs and expenses incurred or paid by the Agent with respect to the enforcement, collection or protection of its interest in the SBA Collateral, or against Borrower, whether by suit or otherwise, notification of Persons to whom Borrower has made such Loans, including reasonable attorneys' fees actually incurred, court costs and similar expenses, if any, shall be secured by the SBA Collateral, payable on demand.

                                   ARTICLE V
                                    DEFAULT

     SECTION 5.1. EVENTS OF DEFAULT. Any one of the following events will constitute an "Event of Default":

     (a) the failure to pay any amount due on the SBA Secured Debt, whether at maturity or upon acceleration in accordance with the terms thereof, and such failure shall continue for five (5) days after demand from the SBA delivered to the Borrower;

     (b) the acceleration of the Bank Obligations after an event of default under the Loan Agreement or the Borrower's failure to pay at maturity the balance of the Bank Obligations and such failure constitutes an event of default under the Loan Agreement which has not been the subject of a waiver or forbearance in accordance with the terms of the Loan Agreement;

     (c) the transfer of the Borrower by the SBA to its Office of Liquidation;
or

     (d) the failure of Borrower to observe, perform or comply with any of the terms, provisions, conditions, covenants, warranties or representations contained in this Agreement, which failure shall not have been remedied within 30 days after such failure shall first have become known to any officer of Borrower.

     SECTION 5.2.  REMEDIES.

     (a) Upon the occurrence of any Event of Default, the Agent shall have, in addition to any other rights and remedies contained in this Agreement or as Bank Agent in the Bank Security Agreement, all the rights and remedies of a secured party under the UCC, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default of which the Agent has been given notice by the Borrower or the SBA, and at any time thereafter if such or any other default shall then be continuing, the Agent shall have the right without further notice to Borrower, and upon direction of the SBA, subject to the provisions of the Intercreditor Agreement, (i) to take possession and control of, set off and apply to the payment of the SBA Secured Debt, any or all SBA Collateral, in the manner set forth in Section 5.3; (ii) to enforce payment in connection with the Commercial Loans or any other SBA Collateral; (iii) to notify the Borrower, and upon the direction of the Agent to Borrower, the Borrower will notify all Persons to whom Borrower has made Commercial Loans that the Agent has a security interest in such SBA Collateral and direct all such Persons to make payments to the Agent or its designee, and to such banks and accounts as designated by the Agent or such designee, of all sums owing by them to Borrower; to prosecute any action, suit or proceeding with respect to the SBA Collateral; (iv) to extend the time of payment of any and all SBA Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of Borrower or the Agent or to settle, compromise or renew any debt constituting a part of the SBA Collateral; and (v) to sell, assign and deliver the SBA Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at the Agent's sole option and discretion and the Agent and the SBA may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. Borrower agrees that the giving of ten days notice by the Agent, sent by certified mail, return receipt requested postage prepaid, to the address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the SBA Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by the Agent in accordance with
Section 5.3, and Borrower shall remain liable to the Agent and the SBA for any deficiency, together with interest thereon at the rates provided in the documents evidencing the SBA Secured Debt, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees actually incurred, expenses and disbursements.

     (b) If at any time or times hereafter the Agent employs counsel for advice with respect to this Agreement, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement), or relating to any SBA Collateral, or to protect, take possession of, or liquidate any SBA Collateral, or to attempt to enforce any security interest or lien in any SBA Collateral, or to represent the Agent in any pending or threatened litigation with respect to the affairs of Borrower or any claim of the SBA (whether against the Borrower, the Agent, the Bank Agent or any Bank) in any way relating to any of the SBA Collateral or to enforce any rights of the Agent or liabilities of Borrower or any Person to whom Borrower has made a Commercial Loan, then in any of such events, all of the reasonable attorneys' fees actually incurred arising from such services, and any expenses, costs and charges relating thereto, shall be secured by the SBA Collateral.

     (c) Upon the occurrence of an Event of Default, the Agent shall have the right to require Borrower to assemble all SBA Collateral not already in the Agent's possession and make it reasonably available to the Agent at one or more places to be designated by the Agent which are reasonably convenient to both parties, and to take possession of such SBA Collateral and to enter and remain upon the various premises of Borrower without cost or charge to the Agent, and to use the same, together with materials, supplies, books and records of Borrower for the purpose of collecting such SBA Collateral or liquidating such SBA Collateral (plus any SBA Collateral already in the Agent's possession), whether by foreclosure, auction or otherwise. In addition, the Agent may remove from such premises such SBA Collateral, and any records with respect thereto, to the premises of the Agent or any custodian for such time as the Agent may desire, in order to effectively collect or liquidate such SBA Collateral.

     (d) Upon the occurrence of an Event of Default, the Agent shall have the right to, and upon the direction of the SBA shall, require Borrower to establish and maintain a lockbox service with such bank or banks as may be acceptable to the Agent. In the event Borrower (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any monies, checks, notes, drafts or any other items of payment relating to, or proceeds of, a Commercial Loan, Borrower agrees with the Agent as follows:

             (i) Borrower shall hold all such items of payment in trust for the Agent and the SBA and as the property of Agent, the Banks and the SBA, separate from the funds of Borrower, and Borrower shall immediately forward, or cause to be forwarded, the same to the lockbox service for application in accordance with Section 5.3.

             (ii) Borrower shall forward to the Agent, on a daily basis, deposit slips related to all such items of payment received by Borrower and, if requested by the Agent, copies of such checks and other items, together with a statement showing the application of that portion of such items of payment relating to payment in connection with the Commercial Loans and a collection report with regard thereto in form and substance satisfactory to the Agent.

             (iii) All such items of payment shall be the sole and exclusive property of the Agent as Bank Agent for the benefit of the Banks and as Agent for the SBA hereunder immediately upon the earlier of receipt of such items by the Agent or the receipt of such items by Borrower.

             (iv) The lockbox service shall be subject to the sole control of the Agent and the Agent shall have the right at all times in its sole discretion to apply all or part of such items of payment in accordance with
     Section 5.3. The Agent may, and upon the direction of the SBA, subject to the requirements of the Intercreditor Agreement, shall, release to Borrower all or any part of such items of payment.

             (v) The Agent assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

     (e) Upon the occurrence of any Event of Default, Borrower does hereby irrevocably make, constitute and appoint the Agent and any of its officers, employees or agents as the true and lawful attorneys of Borrower with power to:

             (i) sign the name of Borrower on any financing statement, renewal financing statement, notice or other similar document that in the Agent's opinion must be filed in order to perfect or continue perfected the security interests granted in this Agreement;

             (ii) receive, endorse, assign and deliver, in Borrower's name or in the name of the Agent, all checks, notes, drafts and other instruments relating to any SBA Collateral, including receiving, opening and properly disposing of all mail addressed to Borrower concerning the SBA Collateral and to notify postal authorities to change the address for delivery of mail to such address as the Agent may designate;

             (iii) sign Borrower's name on any notices to any of Borrowers clients or customers; and

             (iv) take or bring at Borrower's cost, in Borrower's name or in the name of the Agent, all steps, actions and suits deemed by the Agent necessary or desirable to effect collections in connection with any Commercial Loans, to enforce payment in connection with any Commercial Loans, to settle, compromise or release in whole or in part, any amounts owing in connection with any Commercial Loans, to prosecute any action or proceeding with respect to any Commercial Loans, to extend the time of payment in connection with any Commercial Loans, to make allowances and adjustments with respect thereto, to secure credit in the name of the Agent, and to do all other things necessary or desirable to realize upon the SBA Collateral, including but not limited to the Underlying SBA Collateral, and to carry out this Agreement.

     Neither the Agent nor its agents or attorneys will be liable for any act or omission nor for any error of judgment or mistake of fact unless such act, omission, error or mistake shall occur as a result of their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as any of the SBA Secured Debt remains unpaid.

     (f) Notwithstanding any provision herein, as long as the Intercreditor Agreement shall be in effect, the exercise by the Agent of rights hereunder shall be subject to the provisions of the Intercreditor Agreement.

     (g) The rights and remedies provided herein with respect to the SBA or its Agent are not exclusive of any other rights or remedies provided by the SBA regulations and applicable law. Nothing contained in this Agreement shall be interpreted as restricting in any way the ability of the SBA to exercise the rights and remedies available to it under the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder.

     SECTION 5.3.  APPLICATION OF PROCEEDS.

     (a) The proceeds of any lockbox collection or sale of, or other realization upon, all or any part of the SBA Collateral shall be applied by the Agent in the following order of priority:

             first, to payment of the expenses of such lockbox or sale or other
             -----
     realization, including reasonable compensation to the Agent and its agents and counsel and all expenses, liabilities, advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed under this Agreement;

             second, to the payment of the SBA Secured Debt (including
             ------
     principal, interest, fees and all other amounts due thereunder);

             third, to the payment of the Bank Obligations (including principal,
             -----
     interest, fees and all other amounts due thereunder), in accordance with the terms of the Bank Security Agreement; and

             fourth, after indefeasible payment in full of all of the SBA
             ------
     Secured Debt and all Bank Obligations, to payment to Borrower or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     The Agent may make distributions hereunder in cash or in kind or in a combination of cash or property. Any deficiency remaining, after application of such cash or cash proceeds to the SBA Secured Debt and the Bank Obligations, shall continue to be obligations for which Borrower remains liable.

     (b) In making the determinations and allocations required by this Section 5.3, the Agent may rely upon information supplied by the SBA as to the amount outstanding on the SBA Secured Debt and by the Banks and the Paying Agent as to the amounts outstanding on the Bank Obligations, and the Agent shall have no liability to the SBA or any of the Banks, the CP Holders or the Paying Agent for actions taken in reliance upon such information. All distributions made by the Agent pursuant to this Section 5.3 shall be final, and the Agent shall have no duty to inquire as to the application by the SBA, the Banks, the CP Holders or the Paying Agent of any amounts distributed to them. However, if at any time the Agent determines that an allocation was based upon a mistake of fact (including without limitation, mistakes based on an assumption that principal or interest or any other amount has been paid by payments that are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Agent may in its discretion, but shall not, subject to Section 5.3(c), be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the SBA, the Banks and the CP Holders receive the distributions to which they would have been entitled if such mistake of fact had not been made.

     (c) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the security interests created hereby are enforced with respect to some, but not all, of the SBA Secured Debt and the Bank Obligations, the Agent shall nonetheless apply the proceeds for the benefit of the SBA, the Banks and the CP Holders, in the proportion and subject to the priorities of Section 5.3(a).

     SECTION 5.4. WAIVER BY AGENT OR SBA. The Agent's or the SBA's failure at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained in this Agreement shall not waive, affect or diminish any right of the Agent or the SBA at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement shall be deemed to have been waived by any act or knowledge of the Agent or the SBA, or their respective agents, officers or employees except by an instrument in writing signed by an officer of the Agent or the SBA and directed to Borrower specifying such waiver.

                                   ARTICLE VI
                                     AGENCY

     SECTION 6.1.  APPOINTMENT AND ACTIONS.

     (a) The SBA hereby designates and appoints Fleet Bank, N.A. as its collateral Agent hereunder, and the SBA hereby authorizes the Agent to take such action on its behalf under the provisions hereof and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms hereof together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary in this Agreement, the Agent shall not have any duties or responsibilities except those expressly set forth herein, nor any fiduciary relationship with the SBA, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

     (b) The Agent may execute any of its duties by or through agents or attorneys- in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     (c) Neither the Agent nor any of its Affiliates or their respective officers, directors, employees, agents or attorneys-in-fact shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement (except for its or such person's own gross negligence or willful misconduct), or (ii) responsible in any manner to the SBA for any recitals, statements, representations or warranties made by Borrower contained herein or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Edwards Notes or the TCC Note or this Agreement or for any failure of Borrower to perform its obligations under either of them. The

Agent shall not be under any obligation to the SBA to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the SBA Secured Debt or this Agreement, or to inspect the properties, books or records of Borrower.

     (d) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the SBA as the owner of the SBA Secured Debt for all purposes unless and until an assignment of the SBA's rights under this Agreement has been agreed to by the Agent in accordance with Section 7.9.

     (e) The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the SBA as it deems appropriate or as required by the specific terms of this Agreement or it shall first be indemnified to its satisfaction by the SBA against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the SBA, and such request and any action taken or failure to act pursuant thereto shall be binding upon all future holders of the SBA Secured Debt.

     (f) The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, or any act or circumstance which with the passage of time or the giving of notice would constitute and Event of Default, or any document, agreement or instrument delivered in connection therewith, unless the Agent shall have actual knowledge thereof or shall have received notice from the SBA or Borrower, describing such event, act or condition, default or Event of Default and stating that such notice is a "notice of
                                                               ---------
default." The Agent shall take such action with respect to such event, act or condition or default or Event of Default as shall be reasonably directed by the SBA in writing, provided that such direction is not inconsistent with the terms of the Intercreditor Agreement; and provided further that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event, act or condition, default or Event of Default as it shall deem advisable in the best interests of the SBA.

     (g) At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the SBA with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Article VI).

     SECTION 6.2. INDEPENDENT CREDIT DECISIONS. The SBA expressly acknowledges that neither the Agent nor any of its Affiliates or their respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of Borrower shall be deemed to constitute any representation or warranty by the Agent to the SBA. The SBA represents to the Agent that it has, independently and without reliance upon the Agent, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and credit worthiness of Borrower and made its own decision to enter into this Agreement. The SBA also represents that it will, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and credit worthiness of Borrower. Except for notices and other documents expressly required to be furnished to the SBA by the Agent hereunder, the Agent shall not have any duty or responsibility to provide the SBA with any credit or other information concerning the business, operations, property, financial and other condition or credit worthiness of Borrower which may come into the possession of the Agent or any of Affiliates or their respective officers, directors, employees, agents or attorneys-in-fact.

     SECTION 6.3. INDEMNIFICATION OF AGENT. The SBA agrees to indemnify the Agent (to the extent not reimbursed by Borrower) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the SBA Secured Debt) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that the SBA shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's bad faith, willful misconduct or gross negligence. The agreements in this subsection shall survive the payment of the SBA Secured Debts and other obligations under this Agreement.

     SECTION 6.4.  RESIGNATION AND SUCCESSION.

     (a) The Agent may resign as Agent hereunder upon its resignation as Collateral Agent in accordance with the procedures set forth in the Intercreditor Agreement. The successor Collateral Agent appointed in accordance with the terms of the Intercreditor Agreement shall automatically, without further action hereunder, become the successor agent hereunder, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement.

     (b) In the event that all of the Bank Obligations under the Loan Agreement shall be satisfied and the Bank Agent shall be discharged of its obligations under the Bank Security Agreement at a time when any amount on the SBA Secured Debt shall remain outstanding, the Bank Agent shall, upon notice to the SBA, resign and be discharged of its obligations under this Agreement, whereupon the SBA shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean the SBA, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement, provided, however, that if the Borrower has also granted or expects to grant a subordinate security interest in the SBA Collateral to another lender or representative agent for a Person or Persons extending credit to the Borrower, the SBA agrees, upon the written request of the Borrower, to cooperate with the Borrower and such lender or representative agent to enter into an intercreditor agreement or appointment of a common collateral agent on terms similar to the terms of this Agreement or as otherwise reasonably agreed between the Borrower and the SBA.

     (c) After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                  ARTICLE VII
                                 MISCELLANEOUS

     SECTION 7.1. CONTINUING LIEN. There is included within the term "SBA Collateral," as used herein, all other property and all interests therein of any kind hereafter acquired by Borrower, meeting or falling within the description of the SBA Collateral set forth herein and also the proceeds and products thereof.

     SECTION 7.2.  WAIVERS BY BORROWER.

     (a) Borrower irrevocably waives the right to direct the application of any and all payments which may be received by the Agent during the continuance of an Event of Default, and Borrower does hereby irrevocably agree that, during the continuance of an Event of Default, the Agent shall have the continuing exclusive right to apply and reapply any and all such payments received in such manner as the Agent may deem advisable, notwithstanding any entry upon any of its books and records.

     (b) Borrower also waives any and all notices of demand, notice or protest that Borrower might be entitled to receive with respect to this Agreement by virtue of any applicable statute or law, and waives demand, protest, notice of protest, notice of default, release, compromise, settlement, extension or renewal of all commercial paper, accounts, contract rights, instruments, guaranties, and otherwise, at any time held by the Agent on which Borrower may in any way be liable, notice of nonpayment at maturity of any and all Commercial Loans, and notice of any action taken by the Agent unless expressly required by this Agreement.

     SECTION 7.3. PARTIES. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     SECTION 7.4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE TO THE EXERCISE OF REMEDIES OR THE PERFECTION OF SECURITY INTERESTS UNDER THE UCC.

     SECTION 7.5. WAIVER OF JURY TRIAL AND SETOFF. EACH OF BORROWER, THE SBA AND THE AGENT HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN BORROWER AND THE AGENT; AND BORROWER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

     SECTION 7.6. JURISDICTION; SERVICE OF PROCESS. Borrower hereby irrevocably consents to the Jurisdiction of the Courts of the State of New York, County of New

York and of any Federal Court located in the Southern District of New York, and agrees that venue in each of such Courts is proper in connection with any action or proceeding arising out of or relating to this Agreement. Nothing herein shall affect the right of the SBA to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

     SECTION 7.7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower and all terms, provisions, conditions and agreements to be performed by Borrower contained in this Agreement shall be true and correct, and satisfied, where applicable, at the time of the execution of this Agreement and shall survive the execution and delivery of this Agreement.

     SECTION 7.8. SUCCESSOR AGENT. In the event a successor agent is appointed pursuant to the provisions of Section 6.4, such successor agent shall succeed to the rights, powers and duties of the Agent hereunder, and the former Agent's rights, powers and duties as Agent shall, subject to the provisions of Section 6.4(c), be terminated, without any other or further act or deed on the part of such former Agent or the SBA. Such former Agent agrees to take such actions as are reasonably necessary to effectuate the transfer of its rights, powers and duties to such successor agent.

     SECTION 7.9. TERMINATION. This Agreement and the security interest in the SBA Collateral created hereby will terminate when all of the SBA Secured Debt has been irrevocably paid and finally discharged in full in accordance with its terms. Borrower may not assign this Agreement without the express written consent of the Agent and the SBA. The SBA may not assign this Agreement without the express written consent of the Agent, except for any assignment by operation of law.

     SECTION 7.10. NOTICES. All notices, requests, consents, demands or other communications provided for herein shall be deemed to have been given (i) five Business Days after the date mailed if sent by registered or certified mail, postage prepaid, return receipt requested, or (ii) on the day of delivery if personally delivered or sent by overnight courier service, or (iii) on the day of transmission if sent by telecopier and confirmed, on the same day as such notice is sent, by telephonic notice or by one of the other two methods listed above, and shall be addressed, as the case may be, as follows: to the Agent at Fleet Bank, N.A., 1185 Avenue of the Americas, New York, NY 10036 (Attn: Andrea
Lee), Telecopier No. (212) 819-6212, with a copy to Emmet, Marvin & Martin, 120 Broadway, New York, New York 10271 (Attention: Richard M. Skoller, Esq.), Telecopier No. (212) 212-238-3100, and to Borrower at Medallion Funding Corp., 205 East 42nd Street, New York, New York 10017 (Attention: Daniel Baker, Vice President, Finance), Telecopier No. (212) 983-0351, with a copy to Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108 (Attention: John L. Whitlock, Esq.), Telecopier No. (617) 227-4420, and to the SBA at United States Small

Business Administration, 409 Third Street, S.W., Washington, D.C. 20416, Attn:
Fonda Stephens-Kelly, or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner.

     SECTION 7.11. SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 7.12 RIGHTS AND REMEDIES NOT WAIVED. No course of dealing between the Borrower and the Agent or the SBA, and no failure on the part of the Agent or the SBA to exercise any rights or remedies hereunder or under any SBA Secured Debt shall operate as a waiver of any rights or remedies of the Agent or the SBA, and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

     SECTION 7.13. COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, each of which shall be an original and both of which shall together constitute one and the same agreement.

     SECTION 7.14. AMENDMENTS. This Agreement may not be amended except by a writing executed by all the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.

     MEDALLION FUNDING CORP.



     By:___________________________
     Name: Alvin Murstein
     Title: Chief Executive Officer



     By:___________________________
     Name: Daniel F. Baker
     Title: Treasurer and Chief
         Financial Officer


     UNITED STATES SMALL BUSINESS
     ADMINISTRATION



     By:___________________________
     Name:
     Title:


     FLEET BANK, N.A.,
     as Agent


     By:___________________________
     Name:
     Title:

     SCHEDULE A
     ----------


                  SBA COLLATERAL - DESIGNATED COMMERCIAL LOANS


     The following loans are hereby designated as SBA Collateral as of __________, 1997:


     Loan Number    Borrower    Outstanding Balance
     -----------    --------    -------------------



                                        $________________


     Total Outstanding Balance  $________________

                                   EXHIBIT G

                        FORM OF INTERCREDITOR AGREEMENT
                        -------------------------------

                            INTERCREDITOR AGREEMENT


     This Intercreditor Agreement is dated as of ________________, 1997, and entered into among Fleet Bank, N.A., as agent (in such capacity, the "Bank Agent") for the lenders, commercial paper holders and paying agent under the Bank Security Agreement referred to below, Fleet Bank, N.A., as agent (in such capacity, the "SBA Agent") for the Small Business Administration under the SBA Security Agreement referred to below, Fleet Bank, N.A. as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent") hereunder, and the Small Business Administration (the "SBA").

                                    RECITALS

     WHEREAS, Medallion Funding Corp. (the "Borrower"), as the borrower, the several lenders from time to time parties thereto (the "Lenders"), the Bank Agent and The Bank of New York as documentation agent have entered into an Amended and Restated Loan Agreement dated as of December 24, 1997 (said agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Bank Loan Agreement"); and

     WHEREAS, the Borrower also issues commercial paper from time to time, and has secured its obligations to the Lenders and to the holders of its commercial paper and the paying agent for such holders (collectively with the Lenders, the "Revolving Lenders") under and pursuant to an Amended and Restated Security Agreement dated as of December 24, 1997, between the Borrower and the Bank Agent (said agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Bank Security Agreement"); and

     WHEREAS, effective upon the merger of Edwards Capital Corp. and Transportation Capital Corp. with and into the Borrower the Borrower also will assume the obligations owing to the SBA secured pursuant to a Security Agreement dated as of even date herewith (said agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SBA Security Agreement");

     WHEREAS, the parties wish to set forth their agreement as to the decisions relating to the exercise of remedies under the Bank Security Agreement and the SBA Security Agreement and certain limitations on the exercise of such remedies.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. DEFINED TERMS. Capitalized terms defined in the foregoing caption and recitals shall have the respective meanings ascribed thereto. In addition, as used herein, the following terms shall have the following meanings:

     "Acceleration" shall mean any of the Revolving Obligations or the SBA
      ------------
Obligations have been declared, or have become, immediately due and payable.

     "Agreement" shall mean this Intercreditor Agreement, as the same may be
      ---------
amended and supplemented from time to time.

     "Collateral" shall mean all the properties and assets of whatever nature,
      ----------
real or personal, tangible or intangible, now owned or existing or hereafter acquired or arising, in which any of the Revolving Lenders, the SBA, the Bank Agent or the SBA Agent has been granted a lien pursuant to any of the Security Documents.

     "Collateral Agent Obligations" shall mean all indemnity, reimbursement and
      ----------------------------
payment obligations of the Borrower to the Collateral Agent under this Agreement or any Security Document.

     "Notice of Acceleration" shall mean a notice by the Bank Agent in the case
      ----------------------
of the Revolving Lenders or the SBA Agent or the SBA, in each case delivered to the Collateral Agent stating that an Acceleration has occurred.

     "Revolving Obligations" shall mean all of the obligations secured by the
      ---------------------
collateral described in the Bank Security Agreement.

     "Revolving Primary Collateral" shall mean the assets of the Borrower in
      ----------------------------
which the Borrower has granted a security interest to the Bank Agent for the benefit of the Revolving Lenders under the Bank Security Agreement, but excluding therefrom the SBA Collateral.

     "SBA Obligations" shall mean the outstanding amount which shall be owed by
      ---------------
the Borrower to the SBA (i) under the following notes, originally given by Edwards Capital Corp., a Delaware Corporation, to the SBA, namely: a debenture dated June 8, 1988, in the original principal amount of $3,000,000; two debentures dated September 23, 1992, in the original principal amount of $3,500,000 and $6,050,000, respectively; a debenture dated June 29, 1994, in the original principal amount of $4,600,000; and a debenture dated September 28, 1994, in the original principal amount of $5,100,000 and (ii) under a debenture dated as of June 24, 1992, originally given by Transportation Capital Corp., a New York Corporation, to the SBA in the original principal amount of $5,600,000.

     "SBA Collateral" shall mean the Designated Commercial Loan collateral
      --------------
described in Section 2.2 of the SBA Security Agreement.

     "Secured Parties" shall mean the Revolving Lenders and the SBA.
      ---------------

     "Secured Obligations" shall mean the Revolving Obligations and the SBA
      -------------------
Obligations.

     "Security Documents" shall mean the Bank Security Agreement and the SBA
      ------------------
Security Agreement.

     "Short Term Investments" shall mean (i) direct obligations of the United
      ----------------------
States of America; (ii) negotiable certificates of deposit issued by, or negotiable bankers' acceptances (eligible for discount at Federal Reserve Banks) of, or repurchase agreements in respect of obligations described in clause (i) with, any bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus of not less than $250,000,000; and (iii) readily marketable commercial paper which, at the time of acquisition, is rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investor Services; provided, that all of such investments described in clauses (i), (ii) and (iii) shall be payable in United Stated dollars and shall mature within twelve months after the date of acquisition.

     SECTION 2. APPOINTMENT AS COLLATERAL AGENT. The Bank Agent, on behalf of the Revolving Lenders, and the SBA Agent on behalf of the SBA, hereby severally appoint, Fleet Bank, N.A. to serve as the Collateral Agent and representative of the Secured Parties, and each authorizes the Collateral Agent to act as agent for the Secured Parties for the purpose of enforcing the Secured Parties' rights under the Security Documents. The Collateral Agent hereby accepts such appointment and agrees to act as Collateral Agent hereunder.

     SECTION 3.  DECISIONS RELATING TO EXERCISE OF REMEDIES.

     (a) The Collateral Agent agrees to make such demands, to give such notices and to take such other actions under this Agreement and the Security Documents as are expressly required under the terms hereof and thereof, and to take such action to enforce the Security Documents and to foreclose upon, collect and dispose of the Collateral or any portion thereof as may be expressly required under the terms of this Agreement and the Security Documents or as Collateral Agent may be directed in accordance herewith. The Collateral Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of this Agreement or the Security Documents, or that would in its opinion subject it or any of its officers, employees, agents or directors to liability, and the Collateral Agent shall not be required to take any action under this Agreement or the Security Documents unless and until the Collateral Agent shall be indemnified to its reasonable satisfaction by the Secured Parties requesting such action against any and all loss, cost, expense or liability in connection therewith.

     (b) With respect to the Revolving Primary Collateral, after receipt by the Collateral Agent of a Notice of Acceleration relating to the Revolving Obligations, the Collateral Agent shall take direction from the Bank Agent (who may, in accordance with the Bank Security Agreement be directed by the Required Banks (as defined in the Bank Loan Agreement)).

     (c) With respect to the SBA Collateral, after receipt by the Collateral Agent of a Notice of Acceleration relating to the SBA Obligations, the Collateral Agent shall take direction from the SBA Agent (who may, in accordance with the SBA Security Agreement be directed by the SBA). In the event that (i) the Collateral Agent has received a Notice of Acceleration relating to the Revolving Obligations and has completed the liquidation of the Revolving Primary Collateral, and (ii) after application of all of the proceeds of the Revolving Primary Collateral some of the Revolving Obligations remain unpaid, but (iii) the Collateral Agent has not received a Notice of Acceleration relating to the SBA Obligations, then the Collateral Agent, upon direction by the Bank Agent as set forth above, shall liquidate the SBA Collateral in accordance with the terms of the Bank Security Agreement, applying all proceeds thereof as set forth in
Section 5.3 thereof. Furthermore, in the event that the Collateral Agent has received a Notice of Acceleration relating to the Revolving Obligations, but has not completed the liquidation of the Revolving Primary Collateral, the Collateral Agent, with the prior consent of the SBA (which will not be unreasonably withheld), upon direction by the Bank Agent as set forth above, shall liquidate the SBA Collateral in the manner set forth in the previous sentence.

     (d) Each party executing this Agreement agrees that the Collateral Agent may act as required herein (regardless of whether any individual party or any other Secured Party agrees, disagrees or abstains with respect to such request), that the Collateral Agent shall have no liability for acting in accordance with such request and that no party or Secured Party shall have any liability to any other party or Secured Party for any such request. The Collateral Agent shall give prompt notice to all parties hereto of actions taken by it hereunder; provided, however, that the Collateral Agent shall have no liability for its failure to do so and the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity or enforceability under this Agreement of the action so taken.

     (e) Each party executing this Agreement, on behalf of the Secured Parties, agrees not to take any action whatsoever to enforce any term or provision of the Security Documents or to enforce any of its rights in respect of the Collateral, except through the Collateral Agent in accordance with this Agreement.

     (f) It is understood by all parties hereto that the Collateral Agent is acting simultaneously in its capacity as SBA Agent for the SBA under the SBA Security Agreement and as Bank Agent for the Revolving Lenders under the Bank Security Agreement; and accordingly the Collateral Agent shall not be liable to any Revolving Lender, the Borrower or the SBA (or their successors and assigns) in connection with or in any way directly or indirectly related to its acting in such dual capacity.

     SECTION 4.  APPLICATION OF PROCEEDS OF COLLATERAL.

     (a) When a Notice of Acceleration relating to the Revolving Obligations is in effect, all amounts received from the liquidation or collection of the Bank Primary Collateral shall be applied in the following order of priority:

     First, to the extent not theretofore paid by or on behalf of the Borrower, all Collateral Agent Obligations in connection with the performance of its duties hereunder relating to the liquidation or collection of the Bank Primary Collateral; and

     Second, to the Bank Agent for distribution under the Bank Security Agreement in accordance with its terms.

     (b) When a Notice of Acceleration relating to the SBA Obligations is in effect, all amounts received from the liquidation or collection of the SBA Collateral shall be applied in the following order of priority:

     First, to the extent not theretofore paid by or on behalf of the Borrower, all Collateral Agent Obligations in connection with the performance of its duties hereunder relating to the liquidation or collection of the SBA Collateral;

     Second, to the SBA Agent for distribution under the SBA Security Agreement in accordance with its terms.

     (c) When a Notice of Acceleration relating to the Revolving Obligations is in effect but no Notice of Acceleration relating to the SBA Obligations is in effect, if at such time all of the Revolving Obligations have not been paid in full, all amounts received from the liquidation or collection of the SBA Collateral shall be applied in the following order of priority (provided, that, if at such time the Collateral Agent has not completed its liquidation of the Bank Primary Collateral it shall not liquidate any SBA Collateral without the prior consent of the SBA, which consent shall not be required if the Collateral Agent has at such time completed such liquidation of such Bank Primary Collateral):

     First, to prepay the SBA Obligations in accordance with their terms, and

     Second, after all of the SBA Obligations have been paid in full, to the extent not theretofore paid by or on behalf of the Borrower, all Collateral Agent Obligations; and

     Third, to the Bank Agent for distribution in accordance with the terms of the Bank Security Agreement.

     (d) Unless the Collateral Agent shall have received instructions from the Bank Agent, the SBA Agent or the SBA as to the times at which any amounts are to be distributed to such parties pursuant to this section, all distributions or transfers pursuant to this section shall be made at such times and as promptly as the Collateral Agent shall in its good faith discretion determine to be reasonable and practicable under the circumstances, given the amount available for distribution or transfer and the amounts reasonably expected to be available, and the cost of distributing funds to the Secured Parties entitled to receive the same. The Collateral Agent shall at all times have the right to request distribution instructions as contemplated by the preceding sentence.

     (e) Pending the disbursement thereof pursuant to the terms of this Agreement, all Collateral proceeds shall be invested by the Collateral Agent in such Short Term Investments as it shall determine from time to time. All reasonable commissions and other reasonable costs and expenses incurred by the Collateral Agent in connection with the acquisition or disposition by it of Short Term Investments may be deducted by the Collateral Agent from the income received by the Collateral Agent with respect thereto.

     SECTION 5.  INFORMATION.

     (a) Upon the request of the Collateral Agent, each party hereto agrees to promptly inform the Collateral Agent of the existence and amount of the Secured Obligations owing to such party. Upon request of the Collateral Agent, each party will inform the Collateral Agent of such payments on the Secured

Obligations as may be received from time to time by such party and such other Secured Parties for whom such party is acting as agent.

     (b) If, notwithstanding the request of the Collateral Agent, any party shall fail or refuse reasonably promptly to certify as to the existence or amount of any Secured Obligation or such other information concerning the Secured Obligations as the Collateral Agent may reasonably request, the Collateral Agent shall be entitled to determine such existence or amount of such Secured Obligations by such method as the Collateral Agent may, in its sole discretion, determine in good faith, including by reliance upon a certificate of an officer of the Borrower. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in good faith in accordance with the provisions of this section (or as otherwise directed by a court of competent jurisdiction after notice and hearing on the merits) and, in the absence of gross negligence or willful misconduct shall have no liability to the Borrower, any holder of any Secured Obligation or any other person as a result of such determination.

     (c) If the Collateral Agent receives any Notice of Acceleration or certificate rescinding a Notice of Acceleration or any request by the Borrower for any consent, waiver or amendment with respect hereto or any Security Document, it shall give prompt notice thereof to each other party at the address for such party provided for in Section 8 hereof, but shall have no liability for its failure to do so.

     (d) A Notice of Acceleration shall be deemed to have been given only when the Notice of Acceleration has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received from the creditor or creditor group which gave such Notice of Acceleration a notice withdrawing such Notice of Acceleration. A Notice of Acceleration shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded.

     SECTION 6.  INTERCREDITOR ARRANGEMENTS; SBA COLLATERAL DESCRIPTION.

     (a) Each of the Collateral Agent and each of the other parties for itself or on behalf of the respective Secured Parties hereby agrees, and the Borrower hereby acknowledges, that notwithstanding the order of priority of any filing of any financing statement, the lien of the SBA Agent for the benefit of the SBA on the SBA Collateral shall be prior in right, including rights of distribution, to the lien of the Bank Agent for the benefit of the Revolving Lenders, and that unless and until the

Borrower shall grant security interests in any of the other Collateral in accordance with the terms of the SBA Security Agreement and the Bank Loan Agreement, the SBA Agent and the SBA have no lien on, or right to receive distributions of the proceeds of, any other Collateral other than the SBA Collateral.

     (b) If any Secured Party acquires custody, control or possession of any Collateral or proceeds therefrom, other than by distribution from the Collateral Agent pursuant to the terms of this Agreement, and such Secured Party would not have been entitled to receive such proceeds pursuant to the provisions of
Section 3, such Secured Party shall promptly cause such Collateral, proceeds or payments to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Section 3. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to be a custodian of all such Collateral, proceeds and payments in trust for the parties entitled thereto hereunder.

     (c) Each party hereto shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties, and shall take such other action, in each case as any other party may reasonably have requested (at the cost and expense of the Borrower which, by countersigning this Agreement, agrees to pay such reasonable costs and expenses), to effectuate and carry out the provisions of this Agreement, including by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

     (d) No Secured Party may require the Collateral Agent to take or refrain from taking any action hereunder or under any of the Security Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement.

     (e) It is expressly agreed that (i) at no time shall the aggregate outstanding principal balance of the SBA Collateral exceed 120% of the SBA Obligations at such time; provided, that, such amount may be increased by an
                          --------  ----
amount not to exceed the lesser of (i) $200,000, or (ii) an amount necessary to include all, as opposed to part, of any partcular Commercial Loan (as defined in the Bank Loan Agreement and the SBA Security Agreement) within the SBA Collateral, and (ii) Schedule A to the SBA Security Agreement shall not be updated (a) more often than monthly, or (b) at any time the Collateral Agent, the SBA Agent or the SBA has been notified that a Default or an Event of Default has occurred and is continuing under the Bank Loan Agreement, or would be caused as a result of updating such Schedule A.

     SECTION 7.  DISCLAIMERS AND INDEMNITY.

     (a) The Collateral Agent (which term for purposes of this Section 7, shall, unless the context clearly indicates otherwise, also include the Bank Agent and the SBA Agent), shall have no duties or responsibilities to the Secured Parties except those expressly set forth in this Agreement and the Security Documents, and the Collateral Agent shall not by reason of this Agreement or the Security Documents be a trustee for any Secured Party or have any other fiduciary obligation to any Secured Party (including any obligation under the Trust Indenture Act of 1939, as amended). The Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties contained in this Agreement, the Security Documents or any of the other documents relating to the Secured Obligations (collectively, the "Financing Agreements") or in any certificate or other document referred to or provided for in, or received by any of them under, any of the Financing Agreements, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Financing Agreements or any other document referred to or provided for therein or any lien under the Security Documents or the perfection or priority of any such lien or the value or condition of the Collateral or the title of the Borrower to the Collateral or for any failure by the Borrower to perform any of its obligations under any of the Financing Agreements. The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

     (b) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telex, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Acceleration unless and until the Collateral Agent shall have received a Notice of Acceleration. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving a Notice of Acceleration to inquire whether an Acceleration has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any Notice of Acceleration certificate so furnished to it. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given in accordance with the Bank Security Agreement and/or the SBA Security Agreement.

     (c) The Collateral Agent shall be indemnified to the extent and in accordance with the indemnities provided in the Bank Loan Agreement, Bank Security Agreement and the SBA Security Agreement and notwithstanding that such provisions are not expressly applicable to the Collateral Agent, all such provisions shall, unless the context clearly indicates otherwise, be read to include and run to the benefit of the Collateral Agent.

     (d) Except as expressly provided herein or in the Security Documents, the Collateral Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Collateral.

     (e) The Collateral Agent may resign at any time by giving at least 10 days notice thereof to the parties (such resignation to take effect as hereinafter provided). In the event of any such resignation of the Collateral Agent, the other parties shall have the right to appoint a successor Collateral Agent which appointment shall, unless an Acceleration has occurred and is continuing, be subject to the approval of the Borrower, provided, however, that if the bank then holding the position of the Bank Agent is then willing to serve as the Collateral Agent and if such Bank Agent is a bank which is qualified to act as the successor Collateral Agent (pursuant to the fourth sentence of this paragraph), then the Bank Agent shall, upon its acceptance as the successor Collateral Agent, become the successor Collateral Agent without any further act by any other party hereto. If no successor Collateral Agent shall have been so appointed by the other parties and shall have accepted such appointment within 30 days after the notice of the notice of intent of the Collateral Agent to resign, then the retiring Collateral Agent may apply to a court of competent jurisdiction for the appointment of a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this paragraph shall be a bank party to the Loan Agreement or a commercial bank organized under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent and the transfer of any Collateral held by the retiring Collateral Agent to the successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section 6 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

     (f) Notwithstanding the fact that certain of the provisions of this Agreement apply to the Secured Parties, it is expressly agreed that neither the Collateral Agent, the Bank Agent nor the SBA Agent shall have any responsibility for ensuring performance by such Secured Party(ies), nor any liability whatsoever for their failure to so perform.

     SECTION 8.  MISCELLANEOUS.

     (a) NOTICES. All notices and other communications provided for herein shall be in writing and may be personally served, telecopied, telexed or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or telex, or four Business Days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this section) shall be as provided in the Bank Security Agreement and the SBA Security Agreement.

     (b) PARTIES. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     (c) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE TO THE EXERCISE OF REMEDIES OR THE PERFECTION OF SECURITY INTERESTS UNDER THE UCC.

     (d) WAIVER OF JURY TRIAL AND SETOFF. EACH OF PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN BORROWER AND ANY OTHER PARTY; AND BORROWER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

     (e) JURISDICTION; SERVICE OF PROCESS. Borrower hereby irrevocably consents to the Jurisdiction of the Courts of the State of New York, County of New York and of any Federal Court located in the Southern District of New York, and agrees that venue in each of such Courts is proper in connection with any action or proceeding arising out of or relating to this Agreement. Nothing herein shall affect the right of the other parties to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

     (f) WAIVERS AND MODIFICATIONS. This Agreement may be modified or waived only by an instrument or instruments in writing signed by all of the parties hereto.

     (g) TERMINATION. Upon the earlier to occur of (i) receipt by the Collateral Agent of evidence satisfactory to it of the termination of all commitments to extend credit which would constitute Revolving Obligations and the indefeasible payment in full of all Revolving Obligations, and (ii) receipt by the Collateral Agent of evidence satisfactory to it of the indefeasible payment in full of all SBA Obligations (including, without limitation, the reasonable compensation, expenses and disbursements of the Collateral Agent), this Agreement shall terminate, provided that Section 7 of this Agreement shall survive, and remain operative and in full force and effect, regardless of the termination of this Agreement.

     (h) SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (i) RIGHTS AND REMEDIES NOT WAIVED. No course of dealing between the Borrower and the Collateral Agent or any other party, and no failure on the part of the Collateral Agent or any other party to exercise any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Collateral Agent or any other party, and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

     (j) COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

     (k) BORROWER AGREEMENT TO BE BOUND HEREBY. By countersigning this Agreement, the Borrower acknowledges and consents to and agrees to perform and be bound by each of the provisions hereof stated to be applicable to it.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written by the duly authorized officers of the parties hereto.

                                   FLEET BANK, N.A.,
                                   as Bank Agent, SBA Agent and
                                   Collateral Agent


                                   By:______________________________
                                   Name:
                                   Title:


                                   UNITED STATES SMALL BUSINESS
                                   ADMINISTRATION


                                   By:______________________________
                                   Name:
                                   Title:


The foregoing is agreed to:
MEDALLION FUNDING CORP.



By:_________________________________________
Name:  Alvin Murstein
Title: Chief Executive Officer



By:_________________________________________
Name:  Daniel F. Baker
Title: Treasurer and Chief Financial Officer

                                   EXHIBIT H

                                 SBA COLLATERAL
                                 --------------

                  SBA COLLATERAL - DESIGNATED COMMERCIAL LOANS


     The are no loans designated as SBA Collateral as of the Effective Date.

                                   EXHIBIT I

                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------

                                   EXHIBIT J

                             FORM OF OPINION LETTER
                             ----------------------

                                   EXHIBIT K

                               FORM OF ASSIGNMENT
                               ------------------

                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------


                               Dated ___________

          Reference is hereby made to the Amended and Restated Loan Agreement dated as of December __, 1997 (the "Loan Agreement") by and among MEDALLION FUNDING CORP., a New York corporation ("Borrower"), the banks that from time to time are signatories thereto (including Assignees (as hereinafter defined), collectively, the "Banks" and individually, a "Bank"), FLEET BANK, NATIONAL ASSOCIATION , as a Bank ("Fleet"), as swing line lender (the "Swing Line Lender"), as Arranger and as Agent for the Banks (including any successor, the "Agent") and The Bank of New York, as a Bank ("BONY") and as Documentation Agent. Capitalized terms used herein that are defined in the Loan Agreement that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

          _______________________________, a __________________ (the "Assignor")
and _______________________________________, a ________________,  (the
"Assignee") agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a __ % interest in and to all of the Assignor's rights and obligations under the Loan Agreement as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Assignor's Revolving Credit Commitment and Term Loan Commitment as in effect on the Effective Date, and the Revolving Credit Loans and/or Term Loans owing to the Assignor on the Effective Date, and the Note(s) held by the Assignor).

          2. The Assignor: (i) represents and warrants that as of the date hereof its Revolving Credit and Term Loan Commitment (without giving effect to assignments thereof that have not yet become effective) is $__________ and the aggregate outstanding principal amount of Revolving Credit Loans and Term Loans owing to it (without giving effect to assignments thereof that have not yet become effective) is $__________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by the Borrower or any other Person of any of its obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto; and (v) attaches the Note(s) referred to in paragraph 1 above and requests that the Agent exchange such Note(s) for new Note(s) as follows: [a Revolving Credit Note dated the Effective Date (as such term is defined below) in the principal amount of $ __________ payable to the order of the Assignee, a Revolving Credit Note dated the Effective Date in the principal amount of $ __________ payable to the order of the Assignor, a Term Note dated the Effective Date in the principal amount of $________ payable to the order of the Assignee and a Term Note dated the Effective Date in the principal amount of $________ payable to the order of the Assignor.]

          3. The Assignee: (i) confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is an Assignee permitted by the Loan Agreement; (iv) appoints and authorizes the Agent to take such action as its agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank; and (vi) specifies as its addresses for Prime Rate Loans and LIBO Rate Loans (and address for notices) the offices set forth beneath its name on the signature pages hereof.

          4. The effective date for this Assignment shall be ________________ (the "Effective Date"). Following the execution of this Assignment, it will be delivered to the Agent for acceptance by the Agent.

          5. Upon such acceptance, as of the Effective Date: (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Loan Agreement.

          6. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments under the Loan Agreement and the Note(s) in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Note(s) for periods prior to the Effective Date directly between themselves.

          7. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.


                              [NAME OF ASSIGNOR]


                              By_____________________________
                              Name:
                              Title:


                              [NAME OF ASSIGNEE]


                              By______________________________
                              Name:
                              Title:

Lending Office for Prime Rate Loans:


Lending Office for LIBO Rate Loans:

                              Attention:


                              Address for Notices:


                              Attention:


                              Telephone No.:


                              Telex No.:
Accepted this ___ day

of ______________, 199_


FLEET BANK, N.A., as Agent


By___________________________
Title

                                   EXHIBIT L

                         FORM OF SBA SECURITY AGREEMENT
                         ------------------------------

                                   SCHEDULE I

                     Location of Offices, Books and Records

                                  SCHEDULE II

                                 Key Executives
                                 --------------

Alvin Murstein            Chief Executive Officer
                          Director

Daniel F. Baker           Chief Financial Officer
                          Treasurer

Michael Kowalsky          President

Marie Russo               Senior Vice President

Michael Fanger            Executive Vice President

                                  SCHEDULE III

                                  Subsidiaries
                                  ------------